[EATON VANCE(R) LOGO]

[GRAPHIC]


SEMIANNUAL REPORT MAY 31, 2002

EATON VANCE
MUNICIPAL
INCOME
TRUSTS


CALIFORNIA

FLORIDA

MASSACHUSETTS

MICHIGAN

NEW JERSEY

NEW YORK

OHIO

PENNSYLVANIA

EATON VANCE MUNICIPAL INCOME TRUSTS as of May 31, 2002

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER]
Thomas J. Fetter
President

Of the many variables confronting the municipal bond investor, few are as crucial to performance as maintaining good call protection. Most municipal bonds include call provisions, which outline the terms under which the bond issuer can redeem the bond prior to its stated maturity date. While these provisions increase the issuer's financial flexibility, they create an ongoing challenge for municipal bond investors.

CALL PROTECTION IS CRITICAL TO DELIVERING A CONSISTENT DIVIDEND...

As most investors know, fund dividends are subject to changes in the prevailing interest rate level. As rates decline, fund dividends understandably reflect those fluctuations. However, call provisions permit bond issuers to refinance their outstanding debt, under specific terms and timing, in much the same way a homeowner refinances a mortgage. Not surprisingly, these calls can be disruptive for investors, who may be forced to re-invest the proceeds of a called bond at lower rates. Therefore, prudent investors strive to maintain adequate call protection in an effort to insulate the portfolio from these untimely disruptions and thereby provide a more predictable income stream.

AMPLE CALL PROTECTION ENHANCES THE POTENTIAL FOR CAPITAL APPRECIATION...

Price performance is another compelling reason to maintain adequate call protection. As most investors know, bond prices rise as interest rates decline. That is, bond investors will pay more for a bond as interest rates fall below the bond's existing coupon. Because it responds to declining rates, such a bond is said to have "positive convexity."

However, investors will NOT pay as much for a bond - even if rates are falling - if that bond is likely to be called. As a bond approaches the point where it is likely to be called, it tends to trade nearer its call price, usually par or a modest premium. As a result, this tends to impede the callable bond's upside performance. In effect, the callable bond has lost its positive convexity and is now said to have "negative convexity," meaning it will be significantly less responsive to declining interest rates.

[CHART]

The chart above demonstrates this relationship. Note that as yields decline to point Y - the point where investors start to anticipate an imminent call - the price performance of the callable bond tends to "roll-off," and thus lag that of the non-callable bond. While it is difficult to pinpoint precisely when this "roll-off" will occur, bonds with ample call protection are generally considered less susceptible to this phenomenon than bonds with waning call protection.

CALL PROTECTION IS A MAJOR ADVANTAGE OF MUNICIPAL BOND MUTUAL FUNDS...

While call features can have a profound influence on income and price performance, these nuances may be overlooked by the individual investor, a fact that can put the individual at a serious disadvantage. At Eaton Vance, call provisions remain a prime strategic consideration for our fund managers and analysts. We monitor our portfolios and individual bonds and make periodic adjustments to update call protection, as necessary. Together with diversification, in-depth research and professional management, we believe that continuously updated call protection represents yet another major advantage for the mutual fund investor.


                                       Sincerely,
                                       /s/ Thomas J. Fetter
                                       Thomas J. Fetter
                                       President
                                       July 10, 2002

MARKET RECAP

While the recession of 2001 proved shallow and of short duration, the economy has struggled in the first half of 2002 to generate a recovery of any significance. Companies have remained reticent to resume capital spending and have managed inventories very conservatively. Similarly, while the technology sector has been plagued by continuing layoffs, even employers in healthy industries have been slow to hire new workers. Finally, while consumer confidence has improved significantly from the dual shocks of recession and the events of September 11, recent reports suggest that Americans are increasingly resigned to a slow-paced recovery.

GROSS DOMESTIC PRODUCT REBOUNDED IN THE FOURTH QUARTER OF 2001 AND THE FIRST QUARTER OF 2002...

At first blush, the economy appeared to have rebounded strongly in the first quarter of 2002, with GDP rising 5.8%, following a 1.7% increase in the fourth quarter of 2001. But a closer look revealed that the recovery was somewhat illusory. The reported level of consumer spending appeared to be artificially inflated, the result of post-holiday discounting and widespread sales incentives by auto companies and department store chains. In addition, many manufacturers increased production in the first quarter in anticipation of a rise in demand that has yet to materialize fully.

DESPITE HAVING ENDED ITS INTEREST RATE CUTS, THE FEDERAL RESERVE EXPECTS A GRADUAL RECOVERY ...

The Federal Reserve, which had signaled late in 2001 that its next policy move would likely be to raise rates, has since suggested a less hawkish stance. That ambiguity has been reflected in the bond market, whose prices move in the opposite direction of interest rates. For example, 10-year Treasury bond yields, which had fallen to 4.25% on November 30, 2001, rose to 5.40% by late March, as investors anticipated a rebounding economy. However, with data increasingly suggesting a sluggish recovery at best, rates fell back to 5.00% by May 31, sparking another modest rally in the bond market.

Municipal bond yields were nearly 94% of Treasury yields

[CHART]

30-Year AAA-rated                       5.27%
General Obligation (GO) Bonds*

Taxable equivalent yield                8.58%
in 38.6% tax bracket

[CHART]

30-Year Treasury bond                   5.61%

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

* GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Trusts' yield. Statistics as of May 31, 2002.

Past performance is no guarantee of future result.
Source: Bloomberg, L.P.

Like the Treasury market, the municipal market has responded well to the sluggish recovery. Municipal bonds have also benefited from the disappointing performance of the stock market and a less-than-robust outlook for equities in the coming year. Finally, municipals have received an additional boost from efforts within Congress and a number of state legislatures to roll back tax cuts. With the possibility of higher tax rates, municipal bonds have added appeal for investors. Against this backdrop, the municipal bond market has continued to register solidly positive returns. The Lehman Brothers Municipal Bond Index - a broad-based, unmanaged index of municipal bonds - posted a total return of 2.56% for the six months ended May 31, 2002.*

DESPITE GLOBAL CONCERNS, THE NEAR-TERM OUTLOOK FOR BONDS REMAINS FAVORABLE...

To be sure, there remain challenges on the horizon, especially the troubling events in the Middle East and South Asia, as well as the ongoing war on terrorism. Energy prices - which are highly leveraged to geopolitical events - and the recent weakness of the U.S. dollar are major wild-cards with respect to inflation. Nonetheless, inflation has been kept under control by productivity gains, low wage pressures and continuing competitiveness within industry. Together, these trends have created a favorable environment for bonds, and we believe that municipal bonds can continue to play a valuable role in the fixed-income portion of investors' portfolios.

*It is not possible to invest directly in an Index.

EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST As of May 31, 2002

MANAGEMENT DISCUSSION

[PHOTO OF CYNTHIA J. CLEMSON]
Cynthia J. Clemson
Portfolio Manager

MANAGEMENT DISCUSSION

- California appears to be recovering from last year's recession, evidenced by a modest uptrend in technology sales. The relatively strong agricultural and construction sectors have provided an economic buffer amid the recent economic downtrend. The state's May 2002 jobless rate was 6.3%, up from 5.1% a year ago.

- The Trust's largest sector weighting at May 31, 2002 was special tax revenue bonds. Many California communities have issued these bonds in recent years to meet the growing infrastructure needs that have accompanied rapid growth.

- Insured* transportation bonds constituted a major investment for the Trust. The state continuously upgrades its port, highway and airport facilities to meet its growing economic needs. The Trust's holdings included issues for Bay Area Regional Transport, Port of Oakland and San Francisco Airport.

- Insured general obligations (GOs)* were a significant commitment for the Trust. In a weak economy, an uncertain revenue outlook has raised the specter of budget deficits for the state and many California cities and towns. As a result, the insured* GO sector has become increasingly attractive to municipal investors.

- The Trust made structural changes to adjust to shifting market conditions. Management maintained a well-diversified coupon allocation, balancing higher-income housing and utility issues with interest-rate-sensitive, low- and zero-coupon issues for appreciation potential.

TRUST STATISTICS(1)

-  Number of Issues:                            78

-  Effective Maturity:                          19.6 years

-  Average Rating:                              AA-

-  Average Call:                                9.6 years

-  Average Dollar Price:                        $90.55

THE TRUST

PERFORMANCE FOR THE PAST SIX MONTHS

- Based on share price (traded on the American Stock Exchange), the Trust had a total return of 3.51% for the six months ended May 31, 2002. That return was the result of an increase in share price from $14.32 on November 30, 2001 to $14.34 on May 31, 2002, and the reinvestment of $0.461 in regular monthly dividends.(2)

- Based on net asset value, the Trust had a total return of 0.93% for the six months ended May 31, 2002. That return was the result of a decrease in net asset value from $14.41 on November 30, 2001 to $14.07 on May 31, 2002, and the reinvestment of all distributions.

- Based on the most recent dividend and a share price of $14.34, the Trust had a market yield of 6.55% at May 31, 2002.(3) The Trust's market yield is equivalent to a taxable yield of 11.76%.(4)

RATING DISTRIBUTION(1)

By Total Investments

[CHART]

AAA             56.9%

Non-Rated       16.6%

A               11.7%

BBB              8.1%

AA               6.7%

SHARES OF THE TRUST ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELDS WILL VARY.

TRUST INFORMATION
AS OF MAY 31, 2002

PERFORMANCE(5)

AVERAGE ANNUAL TOTAL RETURN (BY MARKET VALUE, AMERICAN STOCK EXCHANGE)

One Year                                           26.18%
Life of Trust (1/29/99)                             4.48

AVERAGE ANNUAL TOTAL RETURN (AT NET ASSET VALUE)

One Year                                            9.73%
Life of Trust (1/29/99)                             3.89

5 LARGEST CATEGORIES(1)

[CHART]

Special Tax Revenue             21.6%

Insured - Transportation*       21.6%

Insured - General Obligations*  18.4%

Insured - Water & Sewer*        16.0%

Hospital                        15.7%

(1) Trust Statistics, Rating Distribution and 5 Largest Categories are subject to change.

(2) A portion of the Trust's income may be subject to federal and state income tax and/or federal alternative minimum tax.

(3) The Trust's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(4) Taxable-equivalent yield assumes maximum 44.31% combined federal and state income tax rate. A lower rate would result in a lower tax-equivalent figure.

(5) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested.

* Private insurance does not remove the risk of loss of principal associated with insured investments due to changes in market conditions.

     Past performance is no guarantee of future results. Investment return and share price will fluctuate so that shares, when sold, may be worth more or less than their original cost.

EATON VANCE FLORIDA MUNICIPAL INCOME TRUST as of May 31, 2002

MANAGEMENT DISCUSSION

[PHOTO OF CYNTHIA J. CLEMSON]
Cynthia J. Clemson
Portfolio Manager

MANAGEMENT DISCUSSION

- Florida's tourism sector continued to recover from the effects of September 11, although resort occupancy remained below the levels of last year. Meanwhile, the construction sector has been hindered by stubbornly high commercial vacancy rates. The state's jobless rate was 5.1% in May 2002, up from 4.5% a year ago.

- The Trust took advantage of attractive opportunities in insured* special tax revenue bonds, its largest sector weighting at May 31, 2002. Strong demand for housing has fueled development in Florida, with many newer communities issuing Development District bonds. Management focused on well-positioned communities with sound underlying finances.

- Insured* water and sewer bonds represented a major investment. As a result of rapidly growing populations, many Florida communities have been faced with the need to upgrade their water infrastructure. Increased issuance of bonds to finance these projects has provided the Trust with some compelling opportunities.

- Insured* transportation bonds played a major role in the Trust. Investments spanned a broad geographical range across the state, including prominent airport, turnpike and highway authorities.

- The Trust made structural changes to adjust to shifting market conditions. Management maintained a well-diversified coupon allocation, balancing higher-income housing and utility issues with interest-rate-sensitive, low- and zero-coupon issues for appreciation potential.

TRUST STATISTICS(1)

-  Number of Issues:                            66

-  Effective Maturity:                          20.1 years

-  Average Rating:                              AA

-  Average Call:                                7.5 years

-  Average Dollar Price:                        $97.76

THE TRUST

PERFORMANCE FOR THE PAST SIX MONTHS

- Based on share price (traded on the American Stock Exchange), the Trust had a total return of 8.13% for the six months ended May 31, 2002. That return was the result of an increase in share price from $13.38 on November 30, 2001 to $13.98 on May 31, 2002, and the reinvestment of $0.466 in regular monthly dividends.(2)

- Based on net asset value, the Trust had a total return of 2.84% for the six months ended May 31, 2002. That return was the result of a decrease in net asset value from $14.34 on November 30, 2001 to $14.25 on May 31, 2002, and the reinvestment of all distributions.

- Based on the most recent dividend and a share price of $13.98, the Trust had a market yield of 6.89% at May 31, 2002.(3) The Trust's market yield is equivalent to a taxable yield of 11.22%.(4)

RATING DISTRIBUTION(1)

By Total Investments

[CHART]

AAA                     65.0%

Non-Rated               17.1%

AA                      11.1%

A                        3.7%

BBB                      2.5%

BB                       0.6%

SHARES OF THE TRUST ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELDS WILL VARY.

TRUST INFORMATION
AS OF MAY 31, 2002

PERFORMANCE(5)

AVERAGE ANNUAL TOTAL RETURN (BY MARKET VALUE, AMERICAN STOCK EXCHANGE)

One Year                                           27.56%
Life of Trust (1/29/99)                             3.78

AVERAGE ANNUAL TOTAL RETURN (AT NET ASSET VALUE)

One Year                                           10.61%
Life of Trust (1/29/99)                             4.37

5 LARGEST CATEGORIES(1)

[CHART]

Insured - Special Tax Revenue*          26.7%

Insured - Transportation*               22.6%

Insured - Water & Sewer*                21.6%

Special Tax Revenue                     11.5%

Insured - Electric Utilities*           11.1%

(1) Trust Statistics, Rating Distribution and 5 Largest Categories are subject to change.

(2) A portion of the Trust's income may be subject to federal income and state intangibles tax and/or federal alternative minimum tax.

(3) The Trust's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(4) Taxable-equivalent yield assumes maximum 38.60% combined federal and state intangibles tax rate. A lower rate would result in a lower tax-equivalent figure.

(5) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested.

* Private insurance does not remove the risk of loss of principal associated with insured investments due to changes in market conditions.

     Past performance is no guarantee of future results. Investment return and share price will fluctuate so that shares, when sold, may be worth more or less than their original cost.

EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST as of May 31, 2002

MANAGEMENT DISCUSSION

[PHOTO OF ROBERT B. MACINTOSH]
Robert B. MacIntosh
Portfolio Manager

MANAGEMENT DISCUSSION

- Economic growth prospects in Massachusetts have improved somewhat in the past six months, although the slump in the technology sector has been more severe than expected. Nonetheless, joblessness in Massachusetts remained below the national rate. The state's May 2002 unemployment rate was 4.4%, well above the 3.5% rate of a year ago.

- In a period characterized by light trading activity, education bonds remained among the Trust's largest sector weightings. The Trust was able to take advantage of several new offerings during the period, including issues for Mt. Holyoke College and Belmont Hill School.

- The Trust added selectively to some recovering hospital credits. One such issue was for Caritas Christi Health Care System, which operates six hospitals in eastern Massachusetts, offering acute care, as well as specialties in cancer care, gastroenterology, cardiology, diabetes, neurology and hospice care.

- Puerto Rico bonds have played a role in management's efforts to maintain a broad diversification within the Trust's investments. The Trust's Puerto Rico holdings included issues that financed infrastructure projects, electric utilities and highway construction.

- In a changing interest rate environment, management continued to fine-tune the Trust's coupon structure. Management was able to take advantage of an increase in retail demand to make these adjustments.

TRUST STATISTICS(1)

-  Number of Issues:                            59

-  Effective Maturity:                          21.4 years

-  Average Rating:                              AA-

-  Average Call:                                7.6 years

-  Average Dollar Price:                        $94.61

THE TRUST

PERFORMANCE FOR THE PAST SIX MONTHS

- Based on share price (traded on the American Stock Exchange), the Trust had a total return of 5.69% for the six months ended May 31, 2002. That return was the result of an increase in share price from $14.37 on November 30, 2001 to $14.70 on May 31, 2002, and the reinvestment of $0.462 in regular monthly dividends.(2)

- Based on net asset value, the Trust had a total return of 1.27% for the six months ended May 31, 2002. That return was the result of a decrease in net asset value from $14.11 on November 30, 2001 to $13.83 on May 31, 2002, and the reinvestment of all distributions.

- Based on the most recent dividend and a share price of $14.70, the Trust had a market yield of 6.39% at May 31, 2002.(3) The Trust's market yield is equivalent to a taxable yield of 10.99%.(4)

RATING DISTRIBUTION(1)

By Total Investments

[CHART]

AAA                             52.3%

A                               17.2%

BBB                             16.2%

Non-Rated                        7.5%

AA                               5.7%

BB                               1.1%

SHARES OF THE TRUST ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELDS WILL VARY.

TRUST INFORMATION
AS OF MAY 31, 2002

PERFORMANCE(5)

AVERAGE ANNUAL TOTAL RETURN (BY MARKET VALUE, AMERICAN STOCK EXCHANGE)

One Year                                           28.94%
Life of Trust (1/29/99)                             5.25

AVERAGE ANNUAL TOTAL RETURN (AT NET ASSET VALUE)

One Year                                           10.55%
Life of Trust (1/29/99)                             3.34

5 LARGEST CATEGORIES(1)

[CHART]

Education                                       30.8%

Insured - Education*                            22.0%

Hospital                                        20.4%

Health Care - Miscellaneous                     11.0%

Insured - Transportation*                       10.7%

(1) Trust Statistics, Rating Distribution and 5 Largest Categories are subject to change.

(2) A portion of the Trust's income may be subject to federal and state income tax and/or federal alternative minimum tax.

(3) The Trust's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(4) Taxable-equivalent yield assumes maximum 41.85% combined federal and state income tax rate. A lower rate would result in a lower tax-equivalent figure.

(5) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested.

* Private insurance does not remove the risk of loss of principal associated with insured investments due to changes in market conditions.

     Past performance is no guarantee of future results. Investment return and share price will fluctuate so that shares, when sold, may be worth more or less than their original cost.

EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST as of May 31, 2002

MANAGEMENT DISCUSSION

[PHOTO OF WILLIAM H. AHERN]
William H. Ahern
Portfolio Manager

MANAGEMENT DISCUSSION

- The Michigan economy reflected a weak manufacturing sector and still-cautious consumer spending. Automakers initiated selected plant closings due to slow demand, although there were some late signs of improvement in business conditions. The state's May 2002 jobless rate rose to 6.2%, well above last year's 5.1% rate.

- Hospital bonds represented the Trust's largest sector weighting at May 31. In a very competitive Michigan hospital market, management focused on a diversified range of institutions throughout the state with sound financial structures, good management and strong market share within their communities.

- Insured* general obligations were a major investment for the Trust, providing a high-quality investment in an uncertain climate. The Trust's investments were focused on school district bonds, which enjoyed fairly stable revenues, an attractive characteristic in a weak economy.

- Management took advantage of the Trust's flexibility to include some opportunities in Puerto Rico bonds. The Trust's Puerto Rico holdings included lease revenue bonds, infrastructure financing, port authorities, highways, transportation and industrial development revenue bonds.

- Management adjusted the Trust's coupon structure to reflect the dramatic decline in interest rates. Management also continued to monitor call protection, eliminating issues with unfavorable call features in favor of bonds with longer-dated call provisions.

TRUST STATISTICS(1)

-  Number of Issues:                            53

-  Effective Maturity:                          20.4 years

-  Average Rating:                              AA

-  Average Call:                                8.2 years

-  Average Dollar Price:                        $94.96

THE TRUST

PERFORMANCE FOR THE PAST SIX MONTHS

- Based on share price (traded on the American Stock Exchange), the Trust had a total return of 13.51% for the six months ended May 31, 2002. That return was the result of an increase in share price from $13.00 on November 30, 2001 to $14.26 on May 31, 2002, and the reinvestment of $0.470 in regular monthly dividends.(2)

- Based on net asset value, the Trust had a total return of 1.41% for the six months ended May 31, 2002. That return was the result of a decrease in net asset value from $14.49 on November 30, 2001 to $14.20 on May 31, 2002, and the reinvestment of all distributions.

- Based on the most recent dividend and a share price of $14.26, the Trust had a market yield of 6.73% at May 31, 2002.(3) The Trust's market yield is equivalent to a taxable yield of 11.43%.(4)

RATING DISTRIBUTION(1)

By Total Investments

[CHART]

AAA                     57.6%

A                       16.4%

Non-Rated               11.0%

BBB                      7.9%

AA                       6.0%

BB                       1.1%

SHARES OF THE TRUST ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELDS WILL VARY.

TRUST INFORMATION
AS OF MAY 31, 2002

PERFORMANCE(5)

AVERAGE ANNUAL TOTAL RETURN (BY MARKET VALUE, AMERICAN STOCK EXCHANGE)

One Year                                           26.38%
Life of Trust (1/29/99)                             4.33

AVERAGE ANNUAL TOTAL RETURN (AT NET ASSET VALUE)

One Year                                            9.60%
Life of Trust (1/29/99)                             4.20

5 LARGEST CATEGORIES(1)

[CHART]

Hospital                                40.5%

Insured - General Obligations*          28.1%

General Obligations                     16.4%

Insured - Special Tax Revenue*          13.4%

Industrial Development Revenue          10.5%

(1) Trust Statistics, Rating Distribution and 5 Largest Categories are subject to change.

(2) A portion of the Trust's income may be subject to federal, and local state income tax and/or federal alternative minimum tax.

(3) The Trust's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(4) Taxable-equivalent yield assumes maximum 41.12% combined federal and state income tax rate. Income may also be subject to single business tax and city income tax. A lower rate would result in a lower tax-equivalent figure.

(5) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested.

* Private insurance does not remove the risk of loss of principal associated with insured investments due to changes in market conditions.

     Past performance is no guarantee of future results. Investment return and share price will fluctuate so that shares, when sold, may be worth more or less than their original cost.

EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST as of May 31, 2002

MANAGEMENT DISCUSSION

[PHOTO OF ROBERT B. MACINTOSH]
Robert B. MacIntosh
Portfolio Manager

MANAGEMENT DISCUSSION

- While uncertainty marked the period, New Jersey saw employment gains in the construction, retail and service sectors. The strong pace of residential, commercial and hotel-casino development is expected to provide continued momentum through 2002. The state's May 2002 jobless rate was 5.4%, well above the 4.1% rate of a year ago.

- Insured* transportation bonds remained the Trust's largest sector weightings at May 31, 2002. However, the Trust slightly pared its holdings of Port Authority of New York/New Jersey bonds. While still a strong credit and a prominent state issuer, the aftermath of the events of September 11 have clouded the short-term business outlook for the area's port operations.

- As part of management's ongoing diversification efforts, the Trust added several new issues during the period. New purchases included bonds for Old Bridge Township Board of Education and Middlesex Water Co. These issues represented bonds with good defensive characteristics from issuers that, while well-respected, rarely come to market.

- The Trust sold some hospital issues in favor of newly-issued bonds of less competition-plagued institutions. Among the Trust's new purchases were bonds for Palisades Medical Center and Atlantic City Medical Center.

- In a changing interest rate environment, management continued to fine-tune the Trust's coupon structure. Management was able to take advantage of an increase in retail demand to make these adjustments.

TRUST STATISTICS(1)

-  Number of Issues:                            59

-  Effective Maturity:                          14.2 years

-  Average Rating:                              AA-

-  Average Call:                                7.8 years

-  Average Dollar Price:                        $101.09

THE TRUST

PERFORMANCE FOR THE PAST SIX MONTHS

- Based on share price (traded on the American Stock Exchange), the Trust had a total return of 12.16% for the six months ended May 31, 2002. That return was the result of an increase in share price from $13.34 on November 30, 2001 to $14.45 on May 31, 2002, and the reinvestment of $0.478 in regular monthly dividends.(2)

- Based on net asset value, the Trust had a total return of 4.58% for the six months ended May 31, 2002. That return was the result of an increase in net asset value from $13.88 on November 30, 2001 to $14.02 on May 31, 2002, and the reinvestment of all distributions.

- Based on the most recent dividend and a share price of $14.45, the Trust had a market yield of 6.81% at May 31, 2002.(3) The Trust's market yield is equivalent to a taxable yield of 11.85%.(4)

RATING DISTRIBUTION(1)

By Total Investments

[CHART]

AAA                             53.4%

Non-Rated                       15.6%

BBB                             11.7%

AA                               8.2%

A                                7.8%

BB                               3.3%

SHARES OF THE TRUST ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELDS WILL VARY.

TRUST INFORMATION
AS OF MAY 31, 2002

PERFORMANCE(5)

AVERAGE ANNUAL TOTAL RETURN (BY MARKET VALUE, AMERICAN STOCK EXCHANGE)

One Year                                           32.25%
Life of Trust (1/29/99)                             4.78

AVERAGE ANNUAL TOTAL RETURN (AT NET ASSET VALUE)

One Year                                           10.39%
Life of Trust (1/29/99)                             3.83

5 LARGEST CATEGORIES(1)

[CHART]

Insured - Transportation*               28.5%

Hospital                                21.6%

Industrial Development Revenue          15.7%

Transportation                          15.5%

Insured - Education*                    12.2%


(1) Trust Statistics, Rating Distribution and 5 Largest Categories are subject to change.

(2) A portion of the Trust's income may be subject to federal and state income tax and/or federal alternative minimum tax.

(3) The Trust's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(4) Taxable-equivalent yield assumes maximum 42.51% combined federal and state income tax rate. A lower rate would result in a lower tax-equivalent figure.

(5) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested.

* Private insurance does not remove the risk of loss of principal associated with insured investments due to changes in market conditions.

     Past performance is no guarantee of future results. Investment return and share price will fluctuate so that shares, when sold, may be worth more or less than their original cost.

EATON VANCE NEW YORK MUNICIPAL INCOME TRUST as of May 31, 2002

MANAGEMENT DISCUSSION

[PHOTO OF THOMAS J. FETTER]
Thomas J. Fetter
Portfolio Manager

MANAGEMENT DISCUSSION

- The recession of 2001 cost the New York economy jobs across all sectors, losses aggravated by the events of September 11. Even the financial service sector, which has been a primary engine of job growth in recent years, was characterized by selected layoffs. The state's May 2002 jobless rate was 6.1%, up from 4.6% a year ago.

- Insured* transportation bonds once again represented the Trust's largest sector weighting at May 31, 2002. The New York Thruway Authority and the Metropolitan Transportation Authority are among the state's most frequent and well-regarded issuers.

- Education bonds played a major role in the Trust's investments. The Trust's investments included some of the state's prominent colleges, including Cornell University, Polytechnic University, and Rockefeller University, institutions that enjoy exceptionally strong applicant demand.

- Management remained selective within the hospital sector, selling less competitive issues into market strength in favor of recovering credits. Management emphasized insured* bonds, which offered good quality and geographical diversity throughout the state.

- Among the Trust's largest holdings was the New York City Transitional Finance Authority. The Authority's bonds are secured primarily by City personal income taxes and ensure that the City's future capital needs are met, funding essential capital projects in the areas of education, transportation and the environment.

TRUST STATISTICS(1)

-  Number of Issues:                            59

-  Effective Maturity:                          15.5 years

-  Average Rating:                              AA-

-  Average Call:                                8.5 years

-  Average Dollar Price:                        $102.04

THE TRUST

PERFORMANCE FOR THE PAST SIX MONTHS

- Based on share price (traded on the American Stock Exchange), the Trust had a total return of 7.67% for the six months ended May 31, 2002. That return was the result of an increase in share price from $14.05 on November 30, 2001 to $14.62 on May 31, 2002, and the reinvestment of $0.482 in regular monthly dividends.(2)

- Based on net asset value, the Trust had a total return of 4.05% for the six months ended May 31, 2002. That return was the result of an increase in net asset value from $14.28 on November 30, 2001 to $14.36 on May 31, 2002, and the reinvestment of all distributions.

- Based on the most recent dividend and a share price of $14.62, the Trust had a market yield of 6.75% at May 31, 2002.(3) The Trust's market yield is equivalent to a taxable yield of 11.80%.(4)

RATING DISTRIBUTION(1)

By Total Investments

[CHART]

AAA                             45.1%

A                               18.5%

AA                              17.8%

Non-Rated                       12.8%

BBB                              5.3%

BB                               0.5%

SHARES OF THE TRUST ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELDS WILL VARY.

TRUST INFORMATION
AS OF MAY 31, 2002

PERFORMANCE(5)

AVERAGE ANNUAL TOTAL RETURN (BY MARKET VALUE, AMERICAN STOCK EXCHANGE)

One Year                                           25.90%
Life of Trust (1/29/99)                             5.15

AVERAGE ANNUAL TOTAL RETURN (AT NET ASSET VALUE)

One Year                                           10.13%
Life of Trust (1/29/99)                             4.59

5 LARGEST CATEGORIES(1)

[CHART]

Insured - Transportation*               27.4%

Education                               15.7%

Insured - Hospital*                     15.4%

Hospital                                12.4%

Electric Utilities                      11.4%

(1) Trust Statistics, Rating Distribution and 5 Largest Categories are subject to change.

(2) A portion of the Trust's income may be subject to federal and state income tax and/or federal alternative minimum tax.

(3) The Trust's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(4) Taxable-equivalent yield assumes maximum 42.81% combined federal and state income tax rate. New York City residents may be subject to New York City personal income tax. A lower rate would result in a lower tax-equivalent figure.

(5) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested.

* Private insurance does not remove the risk of loss of principal associated with insured investments due to changes in market conditions.

     Past performance is no guarantee of future results. Investment return and share price will fluctuate so that shares, when sold, may be worth more or less than their original cost.

EATON VANCE OHIO MUNICIPAL INCOME TRUST as of May 31, 2002

MANAGEMENT DISCUSSION

[PHOTO OF THOMAS J. FETTER]
Thomas J. Fetter
Portfolio Manager

MANAGEMENT DISCUSSION

- Ohio's economy has turned in a mixed performance in recent months. The manufacturing, retail and financial services sectors have each reported uneven growth, while the auto, trucking and shipping areas have registered significant improvement. The state's May 2002 jobless rate was 5.8%, up from 4.2% a year ago.

- Hospital bonds were the Trust's largest sector weighting at May 31, 2002. While the Ohio hospital market remained intensely competitive, the Trust focused on well-positioned institutions and diversified among county and local issuers throughout the state.

- Industrial development revenue bonds (IDRs) remained a significant focus of the Trust's investment strategy. While the Trust's IDR investments included a representative of the state's large auto industry, Ford Motor Co., investments also included a non-cyclical, consumer beverage producer, Anheuser-Busch.

- Insured* general obligations (GOs) constituted a large Trust investment. In an uncertain economic environment, many states and municipalities have experienced an uncertain revenue outlook. Therefore, insured GOs represented a dependable revenue stream as well as an added element of quality.

- Management adjusted the Trust's coupon structure to reflect the dramatic decline in interest rates. Management also continued to update call protection, eliminating issues with unfavorable call features in favor of bonds with longer-dated call provisions.

TRUST STATISTICS(1)

-  Number of Issues:                            48

-  Effective Maturity:                          16.6 years

-  Average Rating:                              A+

-  Average Call:                                9.5 years

-  Average Dollar Price:                        $97.63

THE TRUST

PERFORMANCE FOR THE PAST SIX MONTHS

- Based on share price (traded on the American Stock Exchange), the Trust had a total return of 10.89% for the six months ended May 31, 2002. That return was the result of an increase in share price from $13.62 on November 30, 2001 to $14.60 on May 31, 2002, and the reinvestment of $0.465 in regular monthly dividends.(2)

- Based on net asset value, the Trust had a total return of 2.71% for the six months ended May 31, 2002. That return was the result of a decrease in net asset value from $14.07 on November 30, 2001 to $13.97 on May 31, 2002, and the reinvestment of all distributions.

- Based on the most recent dividend and a share price of $14.60, the Trust had a market yield of 6.58% at May 31, 2002.(3) The Trust's market yield is equivalent to a taxable yield of 11.59%.(4)

RATING DISTRIBUTION(1)

By Total Investments

[CHART]

AAA                             41.4%

A                               19.4%

Non-Rated                       14.1%

AA                              12.4%

BBB                             11.1%

BB                               1.6%

SHARES OF THE TRUST ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELDS WILL VARY.

TRUST INFORMATION
AS OF MAY 31, 2002

PERFORMANCE(5)

AVERAGE ANNUAL TOTAL RETURN (BY MARKET VALUE, AMERICAN STOCK EXCHANGE)

One Year                                           23.60%
Life of Trust (1/29/99)                             4.94

AVERAGE ANNUAL TOTAL RETURN (AT NET ASSET VALUE)

One Year                                           10.05%
Life of Trust (1/29/99)                             3.57

5 LARGEST CATEGORIES(1)

[CHART]

Hospital                                20.4%

Insured - Special Tax Revenue*          17.6%

Industrial Development Revenue          17.6%

Insured - General Obligations*          16.1%

Insured - Education*                    11.5%

(1) Trust Statistics, Rating Distribution and 5 Largest Categories are subject to change.

(2) A portion of the Trust's income may be subject to federal and state income tax and/or federal alternative minimum tax.

(3) The Trust's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(4) Taxable-equivalent yield assumes maximum 43.21% combined federal and state income tax rate. A lower rate would result in a lower tax-equivalent figure.

(5) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested.

* Private insurance does not remove the risk of loss of principal associated with insured investments due to changes in market conditions.

     Past performance is no guarantee of future results. Investment return and share price will fluctuate so that shares, when sold, may be worth more or less than their original cost.

EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST as of May 31, 2002

MANAGEMENT DISCUSSION

[PHOTO OF CYNTHIA J. CLEMSON]
Cynthia J. Clemson
Portfolio Manager

MANAGEMENT DISCUSSION

- The Pennsylvania economy has been marked by slow growth, a slight improvement from last year's recession. The manufacturing sector has benefited from somewhat stronger demand for durable goods. Residential construction remained fairly robust, while the commercial segment lagged. The state's May 2002 jobless rate was 5.7%, a jump from 4.6% a year ago.

- Insured* education bonds were the Trust's largest sector weighting at May 31, 2002. The Trust's investments included issues that financed projects for some of Pennsylvania's most celebrated universities, including Temple University and Bryn Mawr College.

- Insured* hospital bonds remained a significant focus of the Trust, with a focus on leading institutions, like Abington Memorial Hospital, one of Pennsylvania's renowned teaching hospitals. Abington maintains affiliations with the Commonwealth's leading medical schools and offers care specialties in obstetrics, internal medicine, family medicine, surgery and dentistry.

- In a slow economy, the Trust maintained an exposure to essential services bonds, including water and sewer, transportation and utilities. Because the revenues for these issues are based on tolls and fees, they are considered less subject to economic fluctuations.

- Management continued its efforts to adjust coupons and call features as part of an ongoing commitment to protect against untimely calls and improve the overall structure of the Trust.

TRUST STATISTICS(1)

-  Number of Issues:                            60

-  Effective Maturity:                          18.7 years

-  Average Rating:                              AA

-  Average Call:                                7.3 years

-  Average Dollar Price:                        $96.63

THE TRUST

PERFORMANCE FOR THE PAST SIX MONTHS

- Based on share price (traded on the American Stock Exchange), the Trust had a total return of 9.82% for the six months ended May 31, 2002. That return was the result of an increase in share price from $12.75 on November 30, 2001 to $13.56 on May 31, 2002, and the reinvestment of $0.431 in regular monthly dividends.(2)

- Based on net asset value, the Trust had a total return of 2.16% for the six months ended May 31, 2002. That return was the result of a decrease in net asset value from $14.16 on November 30, 2001 to $14.01 on May 31, 2002, and the reinvestment of all distributions.

- Based on the most recent dividend and a share price of $13.56, the Trust had a market yield of 6.60% at May 31, 2002.(3) The Trust's market yield is equivalent to a taxable yield of 11.06%.(4)

RATING DISTRIBUTION(1)

By Total Investments

[CHART]

AAA                             66.7%

BBB                             10.8%

Non-Rated                        9.2%

A                                9.0%

BB                               2.3%

AA                               2.0%

SHARES OF THE TRUST ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELDS WILL VARY.

TRUST INFORMATION
AS OF MAY 31, 2002

PERFORMANCE(5)

AVERAGE ANNUAL TOTAL RETURN (BY MARKET VALUE, AMERICAN STOCK EXCHANGE)

One Year                                           23.57%
Life of Trust (1/29/99)                             2.70

AVERAGE ANNUAL TOTAL RETURN (AT NET ASSET VALUE)

One Year                                            9.29%
Life of Trust (1/29/99)                             3.71

5 LARGEST CATEGORIES(1)

[CHART]

Insured - Education*                    25.5%

Insured - Hospital*                     16.9%

Insured - Water & Sewer*                16.0%

Insured - Transportation*               15.3%

Insured - General Obligations*          13.2%


(1) Trust Statistics, Rating Distribution and 5 Largest Categories are subject to change.

(2) A portion of the Trust's income may be subject to federal and state income tax and/or federal alternative minimum tax.

(3) The Trust's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(4) Taxable-equivalent yield assumes maximum 40.32% combined federal and state income tax rate. A lower rate would result in a lower tax-equivalent figure.

(5) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested.

* Private insurance does not remove the risk of loss of principal associated with insured investments due to changes in market conditions.

     Past performance is no guarantee of future results. Investment return and share price will fluctuate so that shares, when sold, may be worth more or less than their original cost.

CALIFORNIA MUNICIPAL INCOME TRUST AS OF MAY 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 155.2%

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------
Education -- 9.8%
----------------------------------------------------------------------------
      $ 1,000         California Educational Facilities
                      Authority, (Dominican University),
                      5.75%, 12/1/30                            $  1,009,700
          500         California Educational Facilities
                      Authority, (Pepperdine University),
                      5.00%, 11/1/29                                 482,975
        1,850         California Educational Facilities
                      Authority, (Santa Clara University),
                      5.00%, 9/1/23                                1,848,649
        4,000         California Educational Facilities
                      Authority, (Stanford University),
                      5.125%, 1/1/31                               3,987,920
        2,500         California Educational Facilities
                      Authority, (University of Southern
                      California), 5.50%, 10/1/27                  2,582,725
----------------------------------------------------------------------------
                                                                $  9,911,969
----------------------------------------------------------------------------
Hospital -- 15.7%
----------------------------------------------------------------------------
      $ 2,000         California Health Facilities Financing
                      Authority, (Cedars-Sinai Medical
                      Center), 6.25%, 12/1/34                   $  2,111,320
          750         California Infrastructure and Economic
                      Development, (Kaiser Hospital),
                      5.50%, 8/1/31                                  739,747
        1,650         California Statewide Communities
                      Development Authority, (Kaiser
                      Permanente), 5.50%, 11/1/32                  1,627,840
        1,750         California Statewide Communities
                      Development Authority, (Sonoma County
                      Indian Health), 6.40%, 9/1/29                1,636,827
        1,500         California Statewide Communities
                      Development Authority, (Sutter Health),
                      5.50%, 8/15/28                               1,489,365
        1,500         Duarte, COP, (City of Hope),
                      5.25%, 4/1/24                                1,406,385
        1,000         Stockton Health Facilities Authority,
                      (Dameron Hospital), 5.70%, 12/1/14           1,024,550
        2,000         Tahoe Forest Hospital District,
                      5.85%, 7/1/22                                1,935,460
        2,000         Torrance Hospital, (Torrance Memorial
                      Medical Center), 5.50%, 6/1/31               1,972,900
        2,000         Washington Township, Health Care
                      District, 5.25%, 7/1/29                      1,914,980
----------------------------------------------------------------------------
                                                                $ 15,859,374
----------------------------------------------------------------------------
Housing -- 9.6%
----------------------------------------------------------------------------
      $ 1,750         California Statewide Communities
                      Development Authority, (Chesapeake Bay
                      Apartments), 6.00%, 6/1/32                $  1,549,572
        1,000         California Statewide Communities
                      Development Authority, (Corporate Fund
                      for Housing), 6.50%, 12/1/29                   978,710
          500         California Statewide Communities
                      Development Authority, (Corporate Fund
                      for Housing), 7.25%, 12/1/34                   501,455
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------

Housing (continued)
----------------------------------------------------------------------------
      $ 1,750         California Statewide Communities
                      Development Authority, (Nantucket Bay
                      Apartments), 6.00%, 6/1/32                $  1,529,780
        1,700         California Statewide Communities
                      Development Authority, (Oaks at Sunset
                      Apartments), 6.00%, 6/1/36                   1,478,592
          796         Commerce, (Hermitage III Senior
                      Apartments), 6.50%, 12/1/29                    769,342
          450         Commerce, (Hermitage III Senior
                      Apartments), 6.85%, 12/1/29                    431,770
        2,765         Monterey County Housing Authority,
                      Multifamily, (Parkside Manor
                      Apartments), 5.00%, 1/1/29                   2,426,288
----------------------------------------------------------------------------
                                                                $  9,665,509
----------------------------------------------------------------------------
Industrial Development Revenue -- 1.3%
----------------------------------------------------------------------------
      $ 1,250         California Pollution Control Financing
                      Authority, (Mobil Oil Corp.), (AMT),
                      5.50%, 12/1/29                            $  1,282,575
----------------------------------------------------------------------------
                                                                $  1,282,575
----------------------------------------------------------------------------
Insured-Education -- 6.6%
----------------------------------------------------------------------------
      $ 3,770         California Educational Facilities
                      Authority, (Pooled College and
                      University), (MBIA), 5.10%, 4/1/23        $  3,748,209
        3,000         California University, (AMBAC),
                      5.00%, 11/1/33                               2,923,350
----------------------------------------------------------------------------
                                                                $  6,671,559
----------------------------------------------------------------------------
Insured-Electric Utilities -- 12.2%
----------------------------------------------------------------------------
      $ 3,250         California Pollution Control Financing
                      Authority, (Southern California Edison
                      Co.), (MBIA), (AMT), 5.55%, 9/1/31        $  3,267,193
        2,500         California Pollution Control Financing
                      Authority, PCR, (Pacific Gas and
                      Electric), (MBIA), (AMT),
                      5.35%, 12/1/16                               2,557,625
        5,650         Puerto Rico Electric Power Authority,
                      (FSA), Variable Rate, 7/1/29(2)(3)           5,783,792
          665         Puerto Rico Electric Power Authority,
                      (MBIA), Variable Rate, 7/1/29(3)(4)            688,621
----------------------------------------------------------------------------
                                                                $ 12,297,231
----------------------------------------------------------------------------
Insured-General Obligations -- 18.4%
----------------------------------------------------------------------------
      $ 3,650         Burbank Unified School District, (FGIC),
                      0.00%, 8/1/18                             $  1,582,932
        1,650         California RITES, (AMBAC), Variable
                      Rate, 5/1/26(2)(3)                           1,868,345

                       SEE NOTES TO FINANCIAL STATEMENTS

CALIFORNIA MUNICIPAL INCOME TRUST AS OF MAY 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------

Insured-General Obligations (continued)
----------------------------------------------------------------------------
      $ 6,425         Foothill-De Anza Community College
                      District, (MBIA), 0.00%, 8/1/20           $  2,429,742
        3,000         Foothill-De Anza Community College
                      District, (MBIA), 0.00%, 8/1/21              1,063,410
        3,750         Los Angeles Unified School District,
                      (FGIC), 5.375%, 7/1/25                       3,828,638
        5,000         Murrieta Valley Unified School District,
                      (FGIC), 0.00%, 9/1/20                        1,879,100
        9,635         San Ramon Valley Unified School
                      District, (FGIC), 0.00%, 7/1/18(1)           4,196,621
        4,500         Ukiah Unified School District, (FGIC),
                      0.00%, 8/1/20                                1,701,765
----------------------------------------------------------------------------
                                                                $ 18,550,553
----------------------------------------------------------------------------
Insured-Hospital -- 4.6%
----------------------------------------------------------------------------
      $ 3,200         California Statewide Communities
                      Development Authority, (Children's
                      Hospital Los Angeles), (MBIA),
                      5.25%, 8/15/29                            $  3,205,536
        1,245         California Statewide Communities
                      Development Authority, (Sutter Health)
                      Residual Certificates, (FSA), Variable
                      Rate, 8/15/27(3)(4)                          1,444,947
----------------------------------------------------------------------------
                                                                $  4,650,483
----------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 6.7%
----------------------------------------------------------------------------
      $11,500         Anaheim Public Financing Authority,
                      (Public Improvements), (FSA),
                      0.00%, 9/1/28                             $  2,646,955
        9,000         Anaheim Public Financing Authority,
                      (Public Improvements), (FSA),
                      0.00%, 9/1/17                                4,135,320
----------------------------------------------------------------------------
                                                                $  6,782,275
----------------------------------------------------------------------------
Insured-Special Tax Revenue -- 3.4%
----------------------------------------------------------------------------
      $   250         Puerto Rico Infrastructure Financing
                      Authority, (AMBAC), Variable Rate,
                      7/1/07(2)(3)                              $    246,593
          525         Puerto Rico Infrastructure Financing
                      Authority, (AMBAC), Variable Rate,
                      7/1/28(4)                                      514,264
        2,500         Puerto Rico Infrastructure Financing
                      Authority, (FSA), Variable Rate,
                      7/1/27(3)(4)                                 2,601,325
----------------------------------------------------------------------------
                                                                $  3,362,182
----------------------------------------------------------------------------
Insured-Transportation -- 21.6%
----------------------------------------------------------------------------
      $ 5,130         Foothills/Eastern Transportation
                      Corridor Agency, (FSA), 0.00%, 1/1/26     $  1,402,593
        2,500         Los Angeles County Metropolitan
                      Transportation Authority, (FGIC),
                      5.25%, 7/1/30                                2,509,750
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------

Insured-Transportation (continued)
----------------------------------------------------------------------------
      $ 2,300         Port Oakland, CA, (MBIA), (AMT),
                      5.375%, 11/1/25                           $  2,329,348
        2,515         Puerto Rico Highway and Transportation
                      Authority, (AMBAC), Variable Rate,
                      7/1/28(3)(4)                                 2,463,568
        2,000         Puerto Rico Highway and Transportation
                      Authority, (FSA), 4.75%, 7/1/38              1,867,820
        5,000         San Francisco City and County Airports,
                      (International Airport), (FGIC), (AMT),
                      5.25%, 5/1/30                                4,981,600
        6,000         San Francisco, (Bay Area Rapid
                      Transportation District), (FGIC),
                      5.50%, 7/1/34                                6,181,500
----------------------------------------------------------------------------
                                                                $ 21,736,179
----------------------------------------------------------------------------
Insured-Water and Sewer -- 16.0%
----------------------------------------------------------------------------
      $ 5,000         Contra Costa County, Water District,
                      (MBIA), 5.00%, 10/1/24                    $  4,936,750
        6,250         East Bay Municipal Utilities District
                      Water System, (MBIA), 5.00%, 6/1/38          6,052,438
        4,000         Metropolitan Water District, (Southern
                      California Waterworks), (MBIA), Variable
                      Rate, 7/1/27(3)(4)                           3,665,320
        4,850         Santa Rosa Wastewater, (AMBAC),
                      0.00%, 9/1/23(5)                             1,498,262
----------------------------------------------------------------------------
                                                                $ 16,152,770
----------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 6.7%
----------------------------------------------------------------------------
      $ 4,000         Sacramento City, Financing Authority,
                      5.40%, 11/1/20                            $  4,213,200
        2,500         San Diego County, Certificates of
                      Participation, 5.375%, 10/1/41               2,494,925
----------------------------------------------------------------------------
                                                                $  6,708,125
----------------------------------------------------------------------------
Special Tax Revenue -- 21.6%
----------------------------------------------------------------------------
      $ 1,500         Bonita Canyon Public Facilities
                      Financing Authority, 5.375%, 9/1/28       $  1,401,060
        1,000         Brentwood Infrastructure Financing
                      Authority, 6.00%, 9/1/29                     1,012,680
        1,750         Capistrano Unified School District,
                      5.75%, 9/1/29                                1,704,045
        1,750         Corona, Public Financing Authority,
                      5.80%, 9/1/20                                1,727,530
        1,000         Corona-Norco Unified School District
                      Public Financing Authority,
                      6.125%, 9/1/31                                 981,080
        1,590         Fontana Redevelopment Agency, (Jurupa
                      Hills), 5.60%, 10/1/27                       1,571,620
          750         Irvine, Improvement Bond Act of 1915,
                      5.50%, 9/2/22                                  722,025
        1,460         Lincoln Public Financing Authority,
                      Improvement Bond Act of 1915 (Twelve
                      Bridges), 6.20%, 9/2/25                      1,485,623
          600         Manteca Unified School District,
                      5.80%, 9/1/24                                  585,660

                       SEE NOTES TO FINANCIAL STATEMENTS

CALIFORNIA MUNICIPAL INCOME TRUST AS OF MAY 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------

Special Tax Revenue (continued)
----------------------------------------------------------------------------
      $ 2,465         Oakland Joint Powers Financing
                      Authority, 5.40%, 9/2/18                  $  2,534,686
          995         Oakland Joint Powers Financing
                      Authority, 5.50%, 9/2/24                     1,007,398
          700         Rancho Cucamonga Public Financing
                      Authority, 6.00%, 9/2/20                       711,095
        1,245         Roseville Special Tax, 6.30%, 9/1/25         1,266,924
        1,325         San Pablo Redevelopment Agency,
                      5.65%, 12/1/23                               1,335,560
        1,500         Santa Margarita Water District,
                      6.20%, 9/1/20                                1,546,770
          250         Santaluz Community Facilities District
                      No. 2, 6.10%, 9/1/21                           253,360
          500         Santaluz Community Facilities District
                      No. 2, 6.20%, 9/1/30                           506,430
          500         Turlock Public Financing Authority,
                      5.45%, 9/1/24                                  477,095
        1,000         Whittier Public Financing Authority,
                      (Greenleaf Avenue Redevelopment),
                      5.50%, 11/1/23                                 974,790
----------------------------------------------------------------------------
                                                                $ 21,805,431
----------------------------------------------------------------------------
Transportation -- 1.0%
----------------------------------------------------------------------------
      $ 1,170         Port Redwood City, (AMT), 5.125%, 6/1/30  $  1,040,645
----------------------------------------------------------------------------
                                                                $  1,040,645
----------------------------------------------------------------------------
Total Tax-Exempt Investments -- 155.2%
   (identified cost $154,731,913)                               $156,476,860
----------------------------------------------------------------------------
Other Assets, Less Liabilities -- 3.3%                          $  3,364,989
----------------------------------------------------------------------------
Auction Preferred Shares Plus Cumulative Unpaid Dividends --
(58.5)%                                                         $(59,000,000)
----------------------------------------------------------------------------
Net Assets Applicable to Common Shares -- 100.0%
                                                                $100,841,849
----------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Trust invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at May 31, 2002, 57.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 6.1% to 21.7% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover when-issued securities.
 (2)  Security has been issued as an inverse floater bond.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.
 (5)  When-issued security.

                       SEE NOTES TO FINANCIAL STATEMENTS

FLORIDA MUNICIPAL INCOME TRUST AS OF MAY 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 156.8%

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------
Education -- 1.7%
----------------------------------------------------------------------------
      $1,000          Volusia County Educational Facilities
                      Authority, (Embry Riddle Aeronautical),
                      5.75%, 10/15/29                           $  1,004,870
----------------------------------------------------------------------------
                                                                $  1,004,870
----------------------------------------------------------------------------
Electric Utilities -- 3.2%
----------------------------------------------------------------------------
      $2,000          Jacksonville Electric Authority,
                      Variable Rate, 10/1/32(1)(2)              $  1,902,040
----------------------------------------------------------------------------
                                                                $  1,902,040
----------------------------------------------------------------------------
Escrowed / Prerefunded -- 7.4%
----------------------------------------------------------------------------
      $  365          Dade County, Professional Sports
                      Franchise Facility, (MBIA), Escrowed to
                      Maturity, 5.25%, 10/1/30                  $    375,074
       2,500          Escambia County, Health Facilities
                      Authority, (Charity Obligation Group),
                      Prerefunded to 11/1/10, 5.00%, 11/1/28       2,660,300
       1,250          Tampa Bay Water Utility System, (FGIC),
                      Prerefunded to 10/1/11, 5.75%, 10/1/29       1,415,275
----------------------------------------------------------------------------
                                                                $  4,450,649
----------------------------------------------------------------------------
General Obligations -- 6.1%
----------------------------------------------------------------------------
      $1,250          Florida, Variable Rate, 7/1/27(1)(2)      $  1,189,850
       2,650          Florida Board of Education,
                      4.75%, 6/1/28                                2,464,632
----------------------------------------------------------------------------
                                                                $  3,654,482
----------------------------------------------------------------------------
Health Care-Miscellaneous -- 0.8%
----------------------------------------------------------------------------
      $  500          Osceola County IDA Community Provider
                      Pooled Loan, 7.75%, 7/1/17                $    509,780
----------------------------------------------------------------------------
                                                                $    509,780
----------------------------------------------------------------------------
Hospital -- 7.8%
----------------------------------------------------------------------------
      $2,250          Highlands County Health Facilities
                      Authority, (Adventist Health System),
                      5.25%, 11/15/28                           $  2,065,117
       1,250          Jacksonville, EDA, (Mayo Clinic),
                      5.50%, 11/15/36                              1,235,862
       1,400          West Orange Health Care District,
                      5.80%, 2/1/31                                1,405,208
----------------------------------------------------------------------------
                                                                $  4,706,187
----------------------------------------------------------------------------
Housing -- 4.0%
----------------------------------------------------------------------------
      $1,750          Escambia County Housing Finance
                      Authority, SFM, (Multi-County Program),
                      (AMT), 5.50%, 10/1/31                     $  1,747,322
         500          Florida Capital Projects Finance
                      Authority, Student Housing Revenue,
                      (Florida University), 7.75%, 8/15/20           496,780
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------

Housing (continued)
----------------------------------------------------------------------------
      $  165          Florida Capital Projects Finance
                      Authority, Student Housing Revenue,
                      (Florida University), 9.50%, 8/15/05      $    164,639
----------------------------------------------------------------------------
                                                                $  2,408,741
----------------------------------------------------------------------------
Industrial Development Revenue -- 2.3%
----------------------------------------------------------------------------
      $  940          Broward County IDR, (Lynxs Cargoport),
                      (AMT), 6.75%, 6/1/19                      $    871,615
         650          Puerto Rico Port Authority, (American
                      Airlines), (AMT), 6.25%, 6/1/26                535,684
----------------------------------------------------------------------------
                                                                $  1,407,299
----------------------------------------------------------------------------
Insured-Electric Utilities -- 11.1%
----------------------------------------------------------------------------
      $1,600          Burke County Development Authority
                      (Georgia Power Co.), (MBIA),
                      5.45%, 5/1/34                             $  1,602,368
       1,100          Guam Power Authority, (MBIA),
                      5.125%, 10/1/29                              1,099,923
       2,750          Jupiter Island, Utility System, (South
                      Martin Regional Utility), (MBIA),
                      5.00%, 10/1/28                               2,682,570
       1,250          Puerto Rico Electric Power Authority,
                      (FSA), Variable Rate, 7/1/29(1)(2)           1,279,600
----------------------------------------------------------------------------
                                                                $  6,664,461
----------------------------------------------------------------------------
Insured-General Obligations -- 3.7%
----------------------------------------------------------------------------
      $2,500          Florida Board of Education, (MBIA),
                      4.50%, 6/1/28                             $  2,230,475
----------------------------------------------------------------------------
                                                                $  2,230,475
----------------------------------------------------------------------------
Insured-Hospital -- 7.7%
----------------------------------------------------------------------------
      $1,000          Maricopa County IDA, (Mayo Clinic
                      Hospital), (AMBAC), 5.25%, 11/15/37       $  1,001,580
       1,350          Miami Dade County Health Facilities
                      Authority, (Miami Children's Hospital),
                      (AMBAC), 5.125%, 8/15/26                     1,335,123
       2,500          Tampa, (Catholic Health System), (MBIA),
                      4.75%, 11/15/28                              2,304,525
----------------------------------------------------------------------------
                                                                $  4,641,228
----------------------------------------------------------------------------
Insured-Housing -- 1.8%
----------------------------------------------------------------------------
      $1,100          Broward County Housing Finance
                      Authority, Multifamily Housing, (Venice
                      Homes Apartments), (FSA), (AMT),
                      5.70%, 1/1/32                             $  1,089,385
----------------------------------------------------------------------------
                                                                $  1,089,385
----------------------------------------------------------------------------
Insured-Special Tax Revenue -- 26.7%
----------------------------------------------------------------------------
      $1,470          Dade County, Special Obligation Residual
                      Certificates, (AMBAC), Variable Rate,
                      10/1/35(2)(3)                             $  1,325,999

                       SEE NOTES TO FINANCIAL STATEMENTS

FLORIDA MUNICIPAL INCOME TRUST AS OF MAY 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------

Insured-Special Tax Revenue (continued)
----------------------------------------------------------------------------
      $3,000          Jacksonville Capital Improvement,
                      (Stadium), (AMBAC), 4.75%, 10/1/25        $  2,824,350
       2,250          Jacksonville, Sales Tax, (AMBAC),
                      5.00%, 10/1/30                               2,188,395
       1,470          Miami Beach Resort Tax, (AMBAC),
                      6.25%, 10/1/22                               1,714,138
       4,000          Miami-Dade County, (Professional Sport
                      Franchise), (MBIA), 4.75%, 10/1/30           3,709,280
       1,395          Miami-Dade County, Special Obligation,
                      (MBIA), 5.00%, 10/1/37                       1,344,752
       1,000          Orange County Tourist Development,
                      (AMBAC), 5.125%, 10/1/30                       989,600
         440          Puerto Rico Infrastructure Financing
                      Authority, (AMBAC), Variable Rate,
                      7/1/28(3)                                      431,002
       1,500          Puerto Rico Infrastructure Financing
                      Authority, (FSA), Variable Rate,
                      7/1/27(2)(3)                                 1,560,795
----------------------------------------------------------------------------
                                                                $ 16,088,311
----------------------------------------------------------------------------
Insured-Transportation -- 22.6%
----------------------------------------------------------------------------
      $2,250          Florida Ports Financing Commission,
                      (FGIC), 5.50%, 10/1/29                    $  2,260,418
       4,500          Florida Turnpike Authority, (Department
                      of Transportation), (FGIC),
                      4.50%, 7/1/27                                4,031,010
       1,500          Greater Orlando Aviation Authority,
                      (FGIC), (AMT), Variable Rate,
                      10/1/18(2)(3)                                1,537,440
         500          Lee County Airport, (FSA), (AMT),
                      5.75%, 10/1/25                                 516,915
       1,000          Massachusetts Turnpike Authority,
                      Metropolitan Highway System, (MBIA),
                      5.50%, 1/1/37                                  941,330
       1,000          Orlando and Orange County Expressway
                      Authority, (FGIC), 5.00%, 7/1/28               976,180
       2,000          Puerto Rico Highway and Transportation
                      Authority, (MBIA), 5.50%, 7/1/36             2,097,860
       1,165          Puerto Rico Highway and Transportation
                      Authority, (MBIA), Variable Rate,
                      7/1/26(2)(3)                                 1,263,839
----------------------------------------------------------------------------
                                                                $ 13,624,992
----------------------------------------------------------------------------
Insured-Water and Sewer -- 21.6%
----------------------------------------------------------------------------
      $1,500          Miami Beach Storm Water, (FGIC),
                      5.375%, 9/1/30                            $  1,523,910
       1,000          Okeechobee Utility Authority, (FSA),
                      5.00%, 10/1/25                                 983,030
       1,250          Saint Petersburg Public Utilities,
                      (FSA), 5.00%, 10/1/28                        1,219,350
       4,000          Sunrise Utilities Systems, (AMBAC),
                      5.00%, 10/1/28                               3,918,840
       2,000          Tampa Bay Water Utility System, (FGIC),
                      Variable Rate, 10/1/27(1)(2)                 1,739,340
       3,900          Winter Haven Utilities System, (MBIA),
                      4.75%, 10/1/28                               3,633,201
----------------------------------------------------------------------------
                                                                $ 13,017,671
----------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------
Nursing Home -- 3.9%
----------------------------------------------------------------------------
      $  750          Alachua County Health Facilities
                      Authority, (Beverly Enterprises Inc.),
                      6.75%, 4/1/10                             $    788,220
         850          Okaloosa County Retirement Rental
                      Housing, (Encore Retirement Partners),
                      6.125%, 2/1/14                                 748,629
         265          Orange County Health Facilities
                      Authority, (Westminster Community Care),
                      6.60%, 4/1/24                                  228,165
         735          Orange County Health Facilities
                      Authority, (Westminster Community Care),
                      6.75%, 4/1/34                                  618,561
----------------------------------------------------------------------------
                                                                $  2,383,575
----------------------------------------------------------------------------
Other Revenue -- 1.2%
----------------------------------------------------------------------------
      $  750          Capital Trust Agency, (Seminole Tribe
                      Convention), 10.00%, 10/1/33              $    752,588
----------------------------------------------------------------------------
                                                                $    752,588
----------------------------------------------------------------------------
Senior Living / Life Care -- 2.2%
----------------------------------------------------------------------------
      $1,500          Lee County IDA, (Shell Point Village),
                      5.50%, 11/15/29                           $  1,320,990
----------------------------------------------------------------------------
                                                                $  1,320,990
----------------------------------------------------------------------------
Special Tax Revenue -- 11.5%
----------------------------------------------------------------------------
      $  595          Fleming Island Plantation Community
                      Development District, 6.30%, 2/1/05       $    599,498
         900          Heritage Springs Community Development
                      District, 6.75%, 5/1/21                        910,179
         950          Longleaf Community Development District,
                      6.65%, 5/1/20                                  848,341
         775          North Springs Improvement District,
                      (Heron Bay), 7.00%, 5/1/19                     806,620
       1,000          Northern Palm Beach County Improvement
                      District, (Water Control and
                      Improvement), 6.00%, 8/1/25                    998,040
         500          Stoneybrook West Community Development
                      District, 7.00%, 5/1/32                        507,730
         950          University Square Community Development
                      District, 6.75%, 5/1/20                        971,290
         500          Vista Lakes Community Development
                      District, 7.20%, 5/1/32                        514,035
         760          Waterlefe Community Development
                      District, 6.95%, 5/1/31                        766,703
----------------------------------------------------------------------------
                                                                $  6,922,436
----------------------------------------------------------------------------
Transportation -- 1.1%
----------------------------------------------------------------------------
      $  650          Lee County Airport, 6.00%, 10/1/29        $    687,765
----------------------------------------------------------------------------
                                                                $    687,765
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

FLORIDA MUNICIPAL INCOME TRUST AS OF MAY 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------
Water and Sewer -- 8.4%
----------------------------------------------------------------------------
      $2,000          Jacksonville, Water and Sewer,
                      5.375%, 10/1/29                           $  2,007,700
       3,000          Seminole County, Water and Sewer,
                      5.375%, 10/1/22                              3,064,410
----------------------------------------------------------------------------
                                                                $  5,072,110
----------------------------------------------------------------------------
Total Tax-Exempt Investments -- 156.8%
   (identified cost $94,151,933)                                $ 94,540,035
----------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.1%                          $  1,241,165
----------------------------------------------------------------------------
Auction Preferred Shares Plus Cumulative Unpaid Dividends --
(58.9)%                                                         $(35,502,915)
----------------------------------------------------------------------------
Net Assets Applicable to Common Shares -- 100.0%
                                                                $ 60,278,285
----------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Trust invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at May 31, 2002, 62.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 7.0% to 24.6% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

MASSACHUSETTS MUNICIPAL INCOME TRUST AS OF MAY 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 158.2%

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------
Education -- 30.8%
----------------------------------------------------------------------------
      $  500          Massachusetts Development Finance
                      Agency, (Belmont Hill School),
                      5.00%, 9/1/31                             $    475,295
       2,500          Massachusetts Development Finance
                      Agency, (Boston University),
                      5.45%, 5/15/59                               2,315,050
       1,000          Massachusetts Development Finance
                      Agency, (Clark University),
                      5.00%, 7/1/28                                  929,820
         500          Massachusetts Development Finance
                      Agency, (Mount Holyoke College),
                      5.25%, 7/1/31                                  500,515
       1,000          Massachusetts Development Finance
                      Agency, (Suffolk University),
                      5.85%, 7/1/29                                  998,730
       1,500          Massachusetts Development Finance
                      Agency, (Wheeler School),
                      6.50%, 12/1/29                               1,546,860
       1,000          Massachusetts Development Finance
                      Agency, (Xaverian Brothers High School),
                      5.65%, 7/1/29                                  958,530
       2,500          Massachusetts HEFA, (Massachusetts
                      Institute of Technology), 4.75%, 1/1/28      2,346,775
         200          Massachusetts HEFA, (Wellesley College),
                      5.125%, 7/1/39                                 195,288
         500          Massachusetts IFA, (Babson College),
                      5.25%, 10/1/27                                 492,525
         400          Massachusetts IFA, (Belmont Hill
                      School), 5.25%, 9/1/28                         384,976
----------------------------------------------------------------------------
                                                                $ 11,144,364
----------------------------------------------------------------------------
Electric Utilities -- 1.7%
----------------------------------------------------------------------------
      $  600          Massachusetts IFA, (Devens Electric
                      System), 6.00%, 12/1/30                   $    600,882
----------------------------------------------------------------------------
                                                                $    600,882
----------------------------------------------------------------------------
Escrowed / Prerefunded -- 4.9%
----------------------------------------------------------------------------
      $1,450          Rail Connections, Inc., (Route 128
                      Parking), (ACA), Prerefunded to 7/1/09,
                      0.00%, 7/1/20                             $    544,924
       3,720          Rail Connections, Inc., (Route 128
                      Parking), (ACA), Prerefunded to 7/1/09,
                      0.00%, 7/1/22                                1,226,335
----------------------------------------------------------------------------
                                                                $  1,771,259
----------------------------------------------------------------------------
Health Care-Miscellaneous -- 11.0%
----------------------------------------------------------------------------
      $  500          Boston, IDA (Alzheimers Center), (FHA),
                      6.00%, 2/1/37                             $    516,680
         700          Massachusetts Development Finance
                      Agency, (Biomedical Research Corp.),
                      5.75%, 2/1/29                                  645,855
       1,000          Massachusetts Development Finance
                      Agency, (Biomedical Research Corp.),
                      6.25%, 8/1/20                                1,053,050
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------

Health Care-Miscellaneous (continued)
----------------------------------------------------------------------------
      $  600          Massachusetts Development Finance
                      Agency, (MCHSP Human Services),
                      6.60%, 8/15/29                            $    540,174
         600          Massachusetts HEFA, (Covenant Health),
                      6.00%, 7/1/31                                  601,950
         700          Massachusetts HEFA, (Learning Center for
                      Deaf Children), 6.125%, 7/1/29                 625,247
----------------------------------------------------------------------------
                                                                $  3,982,956
----------------------------------------------------------------------------
Hospital -- 20.4%
----------------------------------------------------------------------------
      $1,000          Massachusetts HEFA, (Baystate Medical
                      Center), 5.75%, 7/1/33(1)                 $    992,800
         400          Massachusetts HEFA, (Berkshire Health
                      System), 6.25%, 10/1/31                        400,860
         500          Massachusetts HEFA, (Caritas Christi),
                      6.25%, 7/1/22                                  500,325
         175          Massachusetts HEFA, (Central New England
                      Health Systems), 6.30%, 8/1/18                 158,373
       1,000          Massachusetts HEFA,
                      (Milford-Whitinsville Hospital),
                      5.25%, 7/15/18                                 873,470
         125          Massachusetts HEFA,
                      (Milford-Whitinsville Hospital),
                      5.375%, 7/15/28                                104,289
       1,375          Massachusetts HEFA, (Partners Healthcare
                      System), 5.25%, 7/1/29                       1,320,275
       2,000          Massachusetts HEFA, (South Shore
                      Hospital), 5.75%, 7/1/29                     1,987,660
       1,000          Massachusetts HEFA, (Winchester
                      Hospital), 6.75%, 7/1/30                     1,030,350
----------------------------------------------------------------------------
                                                                $  7,368,402
----------------------------------------------------------------------------
Industrial Development Revenue -- 2.1%
----------------------------------------------------------------------------
      $  750          Massachusetts IFA, (American Hingham
                      Water Co.), (AMT), 6.60%, 12/1/15         $    772,410
----------------------------------------------------------------------------
                                                                $    772,410
----------------------------------------------------------------------------
Insured-Education -- 22.0%
----------------------------------------------------------------------------
      $  850          Massachusetts HEFA, (Berklee College of
                      Music), (MBIA), Variable Rate,
                      10/1/27(2)(3)                             $    834,607
       2,350          Massachusetts HEFA, (Brandeis
                      University), (MBIA), 4.75%, 10/1/28          2,170,296
       1,000          Massachusetts HEFA, (Northeastern
                      University), (MBIA), 5.00%, 10/1/29            967,380
         500          Massachusetts HEFA, (UMass-Worcester
                      Campus), (FGIC), 5.25%, 10/1/31                500,510
       1,000          Massachusetts IFA, (Merrimack College),
                      (MBIA), 5.00%, 7/1/27                          971,830

                       SEE NOTES TO FINANCIAL STATEMENTS

MASSACHUSETTS MUNICIPAL INCOME TRUST AS OF MAY 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------

Insured-Education (continued)
----------------------------------------------------------------------------
      $2,700          Massachusetts IFA, (Tufts University),
                      (MBIA), 4.75%, 2/15/28(4)                 $  2,499,039
----------------------------------------------------------------------------
                                                                $  7,943,662
----------------------------------------------------------------------------
Insured-Electric Utilities -- 2.1%
----------------------------------------------------------------------------
      $  750          Puerto Rico Electric Power Authority,
                      (FSA), 5.25%, 7/1/29                      $    758,880
----------------------------------------------------------------------------
                                                                $    758,880
----------------------------------------------------------------------------
Insured-General Obligations -- 6.2%
----------------------------------------------------------------------------
      $  500          Plymouth, (MBIA), 5.25%, 10/15/20         $    515,505
       1,715          Westfield, (FGIC), 5.00%, 5/1/20             1,727,605
----------------------------------------------------------------------------
                                                                $  2,243,110
----------------------------------------------------------------------------
Insured-Hospital -- 9.6%
----------------------------------------------------------------------------
      $1,000          Massachusetts HEFA, (Harvard Pilgrim
                      Health), (FSA), 5.00%, 7/1/28             $    939,020
       2,000          Massachusetts HEFA, (Southcoast Health
                      System), (MBIA), 4.75%, 7/1/27               1,814,780
         750          Massachusetts HEFA, (UMass Medical
                      Center), (AMBAC), 5.00%, 7/1/28                717,038
----------------------------------------------------------------------------
                                                                $  3,470,838
----------------------------------------------------------------------------
Insured-Industrial Development Revenue -- 8.8%
----------------------------------------------------------------------------
      $1,250          Massachusetts Port Authority, (Delta
                      Airlines), (AMBAC), (AMT), 5.00%, 1/1/27  $  1,184,775
       1,000          Massachusetts Port Authority, (US
                      Airways), (FGIC), (AMT), 5.00%, 7/1/28         939,680
       1,000          Massachusetts Port Authority, (US
                      Airways), (MBIA), (AMT), 6.00%, 9/1/21       1,056,800
----------------------------------------------------------------------------
                                                                $  3,181,255
----------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 2.2%
----------------------------------------------------------------------------
      $  800          Plymouth County, (Plymouth County
                      Correctional Facility), (AMBAC),
                      5.00%, 4/1/22                             $    795,464
----------------------------------------------------------------------------
                                                                $    795,464
----------------------------------------------------------------------------
Insured-Special Tax Revenue -- 6.8%
----------------------------------------------------------------------------
      $  800          Puerto Rico Infrastructure Financing
                      Authority, (AMBAC), Variable Rate,
                      7/1/07(2)(3)                              $    789,096
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------

Insured-Special Tax Revenue (continued)
----------------------------------------------------------------------------
      $  735          Puerto Rico Infrastructure Financing
                      Authority, (AMBAC), Variable Rate,
                      7/1/28(5)                                 $    719,969
         900          Puerto Rico Infrastructure Financing
                      Authority, (FSA), Variable Rate,
                      7/1/27(2)(5)                                   936,477
----------------------------------------------------------------------------
                                                                $  2,445,542
----------------------------------------------------------------------------
Insured-Transportation -- 10.7%
----------------------------------------------------------------------------
      $1,100          Massachusetts Turnpike Authority,
                      Metropolitan Highway System, (MBIA),
                      Variable Rate, 1/1/37(2)(5)               $    906,400
       2,000          Massachusetts Turnpike Authority,
                      Metropolitan Highway System, (MBIA),
                      5.25%, 1/1/29                                2,000,460
       1,000          Puerto Rico Highway and Transportation
                      Authority, (AMBAC), Variable Rate,
                      7/1/28(2)(5)                                   979,550
----------------------------------------------------------------------------
                                                                $  3,886,410
----------------------------------------------------------------------------
Insured-Water and Sewer -- 3.9%
----------------------------------------------------------------------------
      $1,500          Massachusetts Water Pollution Abatement
                      Trust, (FGIC), 4.75%, 2/1/26              $  1,394,145
----------------------------------------------------------------------------
                                                                $  1,394,145
----------------------------------------------------------------------------
Miscellaneous -- 0.9%
----------------------------------------------------------------------------
      $  300          Puerto Rico Infrastructure Financing
                      Authority, Variable Rate, 10/1/34(2)(5)   $    336,783
----------------------------------------------------------------------------
                                                                $    336,783
----------------------------------------------------------------------------
Nursing Home -- 2.9%
----------------------------------------------------------------------------
      $  545          Massachusetts Development Finance
                      Agency, (Odd Fellows Home of
                      Massachusetts), 6.25%, 1/1/15             $    501,307
         600          Massachusetts HEFA, (Christopher House),
                      6.875%, 1/1/29                                 562,230
----------------------------------------------------------------------------
                                                                $  1,063,537
----------------------------------------------------------------------------
Senior Living / Life Care -- 3.5%
----------------------------------------------------------------------------
      $1,500          Massachusetts Development Finance
                      Agency, (Berkshire Retirement),
                      5.625%, 7/1/29                            $  1,281,450
----------------------------------------------------------------------------
                                                                $  1,281,450
----------------------------------------------------------------------------
Transportation -- 3.5%
----------------------------------------------------------------------------
      $1,350          Massachusetts Bay Transportation
                      Authority, Variable Rate, 3/1/27(2)(3)    $  1,261,602
----------------------------------------------------------------------------
                                                                $  1,261,602
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MASSACHUSETTS MUNICIPAL INCOME TRUST AS OF MAY 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------
Water and Sewer -- 4.2%
----------------------------------------------------------------------------
      $1,500          Massachusetts Water Pollution Abatement
                      Trust, PCR, 5.375%, 8/1/27                $  1,520,760
----------------------------------------------------------------------------
                                                                $  1,520,760
----------------------------------------------------------------------------
Total Tax-Exempt Investments -- 158.2%
   (identified cost $56,471,331)                                $ 57,223,711
----------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.3%                          $    456,188
----------------------------------------------------------------------------
Auction Preferred Shares Plus Cumulative Unpaid Dividends --
(59.5)%                                                         $(21,502,588)
----------------------------------------------------------------------------
Net Assets Applicable to Common Shares -- 100.0%
                                                                $ 36,177,311
----------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Trust invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at May 31, 2002, 44.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 4.6% to 24.0% of total investments.
 (1)  When-issued security.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as an inverse floater bond.
 (4) Security (or a portion thereof) has been segregated to cover when-issued securities.
 (5)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

MICHIGAN MUNICIPAL INCOME TRUST AS OF MAY 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 156.1%

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------
Electric Utilities -- 3.3%
----------------------------------------------------------------------------
      $1,000          Michigan Strategic Fund, (Detroit Edison
                      Pollution Control), 5.45%, 9/1/29         $    979,750
----------------------------------------------------------------------------
                                                                $    979,750
----------------------------------------------------------------------------
General Obligations -- 16.4%
----------------------------------------------------------------------------
      $  500          East Grand Rapids Public Schools,
                      5.00%, 5/1/25                             $    486,350
         500          Garden City School District,
                      5.00%, 5/1/26                                  485,380
       5,335          Grand Rapids and Kent County Joint
                      Building Authority, 0.00%, 12/1/29           1,146,545
       1,000          Manistee Area Public Schools,
                      5.00%, 5/1/24                                  977,180
       1,000          White Cloud Public Schools,
                      5.125%, 5/1/31                                 979,280
         800          Woodhaven Brownstown School District,
                      5.125%, 5/1/32                                 782,832
----------------------------------------------------------------------------
                                                                $  4,857,567
----------------------------------------------------------------------------
Health Care-Miscellaneous -- 1.3%
----------------------------------------------------------------------------
      $  400          Pittsfield Township EDC, (Arbor
                      Hospice), 7.875%, 8/15/27                 $    385,956
----------------------------------------------------------------------------
                                                                $    385,956
----------------------------------------------------------------------------
Hospital -- 40.5%
----------------------------------------------------------------------------
      $  500          Allegan Hospital Finance Authority,
                      (Allegan General Hospital),
                      7.00%, 11/15/21                           $    499,975
       1,000          Dickinson County Healthcare Systems,
                      5.80%, 11/1/24                                 921,230
       1,000          Flint Hospital Building Authority,
                      (Hurley Medical Center), 5.375%, 7/1/20        874,370
         345          John Tolfree Health System Corp.,
                      6.00%, 9/15/23                                 339,670
         500          Kent Hospital Finance Authority,
                      (Spectrum Health), 5.50%, 1/15/31              493,225
         500          Mecosta County, (Michigan General
                      Hospital), 6.00%, 5/15/18                      460,120
       1,000          Michigan Health Facilities Authority,
                      (Henry Ford Health), 5.25%, 11/15/25           952,700
       2,275          Michigan Health Facilities Authority,
                      (McLaren Obligated Group),
                      4.50%, 10/15/21                              1,904,266
         750          Michigan Hospital Finance Authority,
                      (Ascension Health Care),
                      6.125%, 11/15/26                               784,687
       1,000          Michigan Hospital Finance Authority,
                      (Henry Ford Health), 5.25%, 11/15/20           967,280
         750          Michigan Hospital Finance Authority,
                      (Memorial Healthcare Center),
                      5.875%, 11/15/21                               710,977
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------

Hospital (continued)
----------------------------------------------------------------------------
      $  750          Michigan Hospital Finance Authority,
                      (Sparrow Obligation Group),
                      5.625%, 11/15/36                          $    726,270
         750          Michigan Hospital Finance Authority,
                      (Trinity Health), 6.00%, 12/1/27               771,592
         750          Royal Oak Hospital Finance Authority,
                      (William Beaumont Hospital),
                      5.25%, 1/1/20                                  741,067
         800          Saginaw Hospital Finance Authority,
                      (Covenant Medical Center),
                      6.50%, 7/1/30                                  842,568
----------------------------------------------------------------------------
                                                                $ 11,989,997
----------------------------------------------------------------------------
Housing -- 3.4%
----------------------------------------------------------------------------
      $1,000          Multifamily Housing, (AMT),
                      6.00%, 11/1/33                            $  1,002,640
----------------------------------------------------------------------------
                                                                $  1,002,640
----------------------------------------------------------------------------
Industrial Development Revenue -- 10.5%
----------------------------------------------------------------------------
      $1,000          Detroit Local Development Finance
                      Authority, (Chrysler Corp.),
                      5.375%, 5/1/21                            $    973,340
         800          Dickinson County Economic Development
                      Corp., (International Paper Co.),
                      5.75%, 6/1/16                                  804,456
         800          Michigan Strategic Fund, (S.D. Warren),
                      (AMT), 7.375%, 1/15/22                         808,112
         625          Puerto Rico Port Authority, (American
                      Airlines), (AMT), 6.25%, 6/1/26                515,081
----------------------------------------------------------------------------
                                                                $  3,100,989
----------------------------------------------------------------------------
Insured-Education -- 1.6%
----------------------------------------------------------------------------
      $  500          Central Michigan University, (FGIC),
                      5.00%, 10/1/27                            $    484,195
----------------------------------------------------------------------------
                                                                $    484,195
----------------------------------------------------------------------------
Insured-Electric Utilities -- 3.4%
----------------------------------------------------------------------------
      $1,000          Michigan Strategic Fund, (Detroit Edison
                      Co.), (MBIA), (AMT), 5.55%, 9/1/29        $  1,012,390
----------------------------------------------------------------------------
                                                                $  1,012,390
----------------------------------------------------------------------------
Insured-General Obligations -- 28.1%
----------------------------------------------------------------------------
      $1,000          Central Montcalm Public Schools, (MBIA),
                      6.00%, 5/1/29                             $  1,061,720
       1,250          Detroit School District, (FGIC),
                      4.75%, 5/1/28                                1,146,262
         950          Eaton Rapids Public Schools, (MBIA),
                      4.75%, 5/1/25                                  881,819
       2,000          Fenton Area Public Schools, (FGIC),
                      5.00%, 5/1/24                                1,954,360
       1,250          Lincoln Park School District, (FGIC),
                      5.00%, 5/1/26                                1,213,450

                       SEE NOTES TO FINANCIAL STATEMENTS

MICHIGAN MUNICIPAL INCOME TRUST AS OF MAY 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------

Insured-General Obligations (continued)
----------------------------------------------------------------------------
      $2,000          Novi Building Authority, (FSA),
                      5.50%, 10/1/25                            $  2,057,820
----------------------------------------------------------------------------
                                                                $  8,315,431
----------------------------------------------------------------------------
Insured-Hospital -- 8.9%
----------------------------------------------------------------------------
      $  150          Lenawee County Hospital Finance,
                      (Lenawee Health Alliance), (AMBAC),
                      5.00%, 7/1/28                             $    143,001
         500          Michigan Health Facilities Authority,
                      (Detroit Medical Group), (AMBAC),
                      5.25%, 8/15/27                                 493,220
       1,000          Royal Oak Hospital Finance Authority,
                      (William Beaumont Hospital), (MBIA),
                      5.25%, 11/15/35                                980,660
       1,000          Saginaw Hospital Finance Authority,
                      (Covenant Medical Center), (MBIA),
                      5.50%, 7/1/24                                1,011,320
----------------------------------------------------------------------------
                                                                $  2,628,201
----------------------------------------------------------------------------
Insured-Special Tax Revenue -- 13.4%
----------------------------------------------------------------------------
      $1,100          Detroit Downtown Development, (MBIA),
                      4.75%, 7/1/25                             $  1,015,113
         600          Puerto Rico Infrastructure Financing
                      Authority, (AMBAC), Variable Rate,
                      7/1/07(1)(2)                                   591,822
         455          Puerto Rico Infrastructure Financing
                      Authority, (AMBAC), Variable Rate,
                      7/1/28(3)                                      445,695
         700          Puerto Rico Infrastructure Financing
                      Authority, (FSA), Variable Rate,
                      7/1/27(2)(3)                                   728,371
       1,250          Wayne Charter County, (Airport
                      Hotel-Detroit Metroplitan Airport),
                      (MBIA), 5.00%, 12/1/30                       1,196,063
----------------------------------------------------------------------------
                                                                $  3,977,064
----------------------------------------------------------------------------
Insured-Student Loan -- 3.3%
----------------------------------------------------------------------------
      $1,000          Michigan Higher Education Student Loan
                      Authority Revenue, (AMBAC), (AMT),
                      5.50%, 6/1/25(4)                          $    989,710
----------------------------------------------------------------------------
                                                                $    989,710
----------------------------------------------------------------------------
Insured-Transportation -- 10.4%
----------------------------------------------------------------------------
      $  670          Puerto Rico Highway and Transportation
                      Authority, (AMBAC), Variable Rate,
                      7/1/28(2)(3)                              $    656,299
         600          Puerto Rico Highway and Transportation
                      Authority, (MBIA), Variable Rate,
                      7/1/26(2)(3)                                   650,904
       2,000          Wayne Charter County Airport, Residual
                      Certificates, (MBIA), (AMT), Variable
                      Rate, 12/1/28(1)(2)                          1,773,760
----------------------------------------------------------------------------
                                                                $  3,080,963
----------------------------------------------------------------------------
Insured-Water and Sewer -- 8.5%
----------------------------------------------------------------------------
      $1,750          Detroit Water Supply System, (FGIC),
                      5.00%, 7/1/30                             $  1,684,795
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------

Insured-Water and Sewer (continued)
----------------------------------------------------------------------------
      $  900          Grand Rapids Sanitary Sewer System,
                      (FGIC), 4.75%, 1/1/28                     $    824,004
----------------------------------------------------------------------------
                                                                $  2,508,799
----------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 0.8%
----------------------------------------------------------------------------
      $  250          Puerto Rico, (Guaynabo Municipal
                      Government Center Lease), 5.625%, 7/1/22  $    245,563
----------------------------------------------------------------------------
                                                                $    245,563
----------------------------------------------------------------------------
Transportation -- 2.3%
----------------------------------------------------------------------------
      $  750          Kent County Airport Facility, Variable
                      Rate, 1/1/25(1)(2)                        $    678,758
----------------------------------------------------------------------------
                                                                $    678,758
----------------------------------------------------------------------------
Total Tax-Exempt Investments -- 156.1%
   (identified cost $45,867,935)                                $ 46,237,973
----------------------------------------------------------------------------
Other Assets, Less Liabilities -- 3.0%                          $    886,679
----------------------------------------------------------------------------
Auction Preferred Shares Plus Cumulative Unpaid Dividends --
(59.1)%                                                         $(17,501,437)
----------------------------------------------------------------------------
Net Assets Applicable to Common Shares -- 100.0%
                                                                $ 29,623,215
----------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Trust invests primarily in debt securities issued by Michigan municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at May 31, 2002, 49.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 6.0% to 20.7% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.
 (4) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW JERSEY MUNICIPAL INCOME TRUST AS OF MAY 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 156.8%

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------
Cogeneration -- 5.4%
----------------------------------------------------------------------------
      $2,290          New Jersey EDA, (Vineland Cogeneration),
                      (AMT), 7.875%, 6/1/19                     $  2,357,555
       1,000          Port Authority of New York and New
                      Jersey, (KIAC), (AMT), 6.75%, 10/1/19        1,031,610
----------------------------------------------------------------------------
                                                                $  3,389,165
----------------------------------------------------------------------------
Education -- 8.8%
----------------------------------------------------------------------------
      $1,500          New Jersey Educational Facilities
                      Authority, (Bloomfield College),
                      6.85%, 7/1/30                             $  1,570,245
       3,935          New Jersey Educational Facilities
                      Authority, (Princeton University),
                      5.00%, 7/1/20                                3,967,385
----------------------------------------------------------------------------
                                                                $  5,537,630
----------------------------------------------------------------------------
Electric Utilities -- 1.5%
----------------------------------------------------------------------------
      $1,000          Salem County Pollution Control Financing
                      Authority, (Public Service Enterprise
                      Group, Inc.), (AMT), 5.75%, 4/1/31        $    977,610
----------------------------------------------------------------------------
                                                                $    977,610
----------------------------------------------------------------------------
Escrowed / Prerefunded -- 2.3%
----------------------------------------------------------------------------
      $1,250          New Jersey EDA, (Kapkowski Mall),
                      Prerefunded to 5/15/14, 6.375%, 4/1/31    $  1,479,512
----------------------------------------------------------------------------
                                                                $  1,479,512
----------------------------------------------------------------------------
Hospital -- 21.6%
----------------------------------------------------------------------------
      $1,000          New Jersey EDA, (Victoria Health),
                      5.20%, 12/20/36                           $    994,250
       1,035          New Jersey Health Care Facilities
                      Financing Authority, (Atlantic City
                      Medical Center), 5.75%, 7/1/25               1,049,573
         550          New Jersey Health Care Facilities
                      Financing Authority, (Burdette Tomlin
                      Memorial Hospital), 5.50%, 7/1/29              547,288
       1,950          New Jersey Health Care Facilities
                      Financing Authority, (Capital Health
                      System), 5.25%, 7/1/27                       1,590,459
       1,000          New Jersey Health Care Facilities
                      Financing Authority, (Deborah Heart and
                      Lung Center), 6.30%, 7/1/23                  1,007,400
       2,000          New Jersey Health Care Facilities
                      Financing Authority, (Hackensack
                      University Medical Center),
                      6.00%, 1/1/34                                2,051,760
         750          New Jersey Health Care Facilities
                      Financing Authority, (Palisades Medical
                      Center), 6.50%, 7/1/21                         757,972
       2,000          New Jersey Health Care Facilities
                      Financing Authority, (Robert Wood
                      Johnson University Hospital),
                      5.75%, 7/1/31                                2,059,120
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------

Hospital (continued)
----------------------------------------------------------------------------
      $1,000          New Jersey Health Care Facilities
                      Financing Authority, (Saint Peters
                      University Hospital), (AMT),
                      6.875%, 7/1/20                            $  1,049,780
       1,900          New Jersey Health Care Facilities
                      Financing Authority, (St. Elizabeth
                      Hospital), 6.00%, 7/1/20                     1,881,285
         600          New Jersey Health Care Facilities
                      Financing Authority, (Trinitas
                      Hospital), 7.50%, 7/1/30                       647,466
----------------------------------------------------------------------------
                                                                $ 13,636,353
----------------------------------------------------------------------------
Industrial Development Revenue -- 15.7%
----------------------------------------------------------------------------
      $1,000          Gloucester County, Improvements
                      Authority, (Waste Management, Inc.),
                      (AMT), 7.00%, 12/1/29                     $  1,086,700
         650          Middlesex County Pollution Control
                      Financing Authority, (Amerada Hess
                      Corp.), 6.875%, 12/1/22                        660,978
       1,000          New Jersey EDA, (American Airlines),
                      (AMT), 7.10%, 11/1/31                          888,890
       1,000          New Jersey EDA, (Anheuser-Busch), (AMT),
                      5.85%, 12/1/30                               1,023,700
       2,500          New Jersey EDA, (Continental Airlines),
                      (AMT), 6.25%, 9/15/29                        2,177,700
       3,700          New Jersey EDA, (The Seeing Eye, Inc.),
                      6.20%, 12/1/24                               4,064,820
----------------------------------------------------------------------------
                                                                $  9,902,788
----------------------------------------------------------------------------
Insured-Education -- 12.2%
----------------------------------------------------------------------------
      $1,000          New Jersey Educational Facilities
                      Authority, (Jersey City University),
                      (AMBAC), 5.00%, 7/1/32                    $    986,170
       1,000          New Jersey Educational Facilities
                      Authority, (NJ Institute of Technology),
                      (MBIA), 4.75%, 7/1/31                          943,010
         975          New Jersey Educational Facilities
                      Authority, (Ramapo College), (AMBAC),
                      4.625%, 7/1/28                                 903,133
       1,750          New Jersey Educational Facilities
                      Authority, (Ramapo College), (MBIA),
                      5.75%, 7/1/29                                1,849,085
       1,600          Puerto Rico Industrial, Tourist,
                      Educational, Medical and Environmental,
                      Residual Certificates, (MBIA), Variable
                      Rate, 7/1/33(1)(2)                           1,543,824
       1,500          University Medicine and Dentistry,
                      (AMBAC), 5.00%, 12/1/31                      1,480,620
----------------------------------------------------------------------------
                                                                $  7,705,842
----------------------------------------------------------------------------
Insured-Electric Utilities -- 2.0%
----------------------------------------------------------------------------
      $1,250          Vineland, (Electric Utility), (MBIA),
                      (AMT), 5.25%, 5/15/26                     $  1,255,725
----------------------------------------------------------------------------
                                                                $  1,255,725
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW JERSEY MUNICIPAL INCOME TRUST AS OF MAY 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------
Insured-General Obligations -- 8.5%
----------------------------------------------------------------------------
      $1,555          Colts Neck Township Board of Education,
                      (FSA), 5.00%, 2/1/26                      $  1,568,046
       1,000          Montgomery Township Board of Education,
                      (MBIA), 5.00%, 8/1/25                        1,002,900
         500          Montgomery Township Board of Education,
                      (MBIA), 5.00%, 4/1/27                          500,675
       1,000          Old Bridge Township Board of Education,
                      (MBIA), 5.00%, 7/15/26                       1,001,760
       1,230          West Deptford Township, (FGIC),
                      5.50%, 9/1/24                                1,284,157
----------------------------------------------------------------------------
                                                                $  5,357,538
----------------------------------------------------------------------------
Insured-Hospital -- 4.6%
----------------------------------------------------------------------------
      $3,255          New Jersey Health Care Facilities,
                      (Virtua Health), (FSA), 4.50%, 7/1/28     $  2,929,402
----------------------------------------------------------------------------
                                                                $  2,929,402
----------------------------------------------------------------------------
Insured-Housing -- 5.6%
----------------------------------------------------------------------------
      $2,905          New Jersey Housing and Mortgage Finance
                      Agency, (MBIA), (AMT), 5.90%, 10/1/29     $  2,989,506
         520          New Jersey Housing and Mortgage Finance
                      Agency, Multifamily Housing, (FSA),
                      5.75%, 5/1/25                                  541,778
----------------------------------------------------------------------------
                                                                $  3,531,284
----------------------------------------------------------------------------
Insured-Industrial Development Revenue -- 2.8%
----------------------------------------------------------------------------
      $1,580          New Jersey EDA, (FSA), Variable Rate,
                      5/1/17(1)(3)                              $  1,744,968
----------------------------------------------------------------------------
                                                                $  1,744,968
----------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 5.4%
----------------------------------------------------------------------------
      $3,660          New Brunswick Housing Authority,
                      (Rutgers University), (FGIC),
                      4.625%, 7/1/24                            $  3,444,463
----------------------------------------------------------------------------
                                                                $  3,444,463
----------------------------------------------------------------------------
Insured-Special Tax Revenue -- 5.9%
----------------------------------------------------------------------------
      $3,945          New Jersey Sports and Exposition
                      Authority, (MBIA), 4.50%, 9/1/20          $  3,735,284
----------------------------------------------------------------------------
                                                                $  3,735,284
----------------------------------------------------------------------------
Insured-Transportation -- 28.5%
----------------------------------------------------------------------------
      $4,000          Delaware River and Bay Authority,
                      (AMBAC), 5.75%, 1/1/29                    $  4,252,480
       1,000          Delaware River Port Authority, (FSA),
                      5.625%, 1/1/26                               1,048,960
       3,250          Delaware River Port Authority, (FSA),
                      5.75%, 1/1/26                                3,436,778
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------

Insured-Transportation (continued)
----------------------------------------------------------------------------
      $  800          New Jersey Transportation Trust Fund
                      Authority, (MBIA), 5.00%, 12/15/21        $    802,696
       1,500          New Jersey Turnpike Authority, RITES,
                      (MBIA), Variable Rate, 1/1/30(1)(2)          1,647,525
       1,200          Port Authority of New York and New
                      Jersey, (AMBAC), 4.75%, 1/15/26              1,141,848
       4,000          Port Authority of New York and New
                      Jersey, (JFK International Terminal),
                      (MBIA), (AMT), 5.75%, 12/1/25                4,126,240
       1,630          Puerto Rico Highway and Transportation
                      Authority, (AMBAC), Variable Rate,
                      7/1/28(1)(2)                                 1,596,667
----------------------------------------------------------------------------
                                                                $ 18,053,194
----------------------------------------------------------------------------
Insured-Water and Sewer -- 4.0%
----------------------------------------------------------------------------
      $1,500          Bordentown Sewer Authority, (FGIC),
                      5.375%, 12/1/20                           $  1,554,855
       1,000          New Jersey Economic Development
                      Authority Water Facilities, (Middlesex
                      Water Co.), (AMBAC), (AMT),
                      5.10%, 1/1/32                                  990,150
----------------------------------------------------------------------------
                                                                $  2,545,005
----------------------------------------------------------------------------
Life Care -- 1.6%
----------------------------------------------------------------------------
      $1,100          New Jersey EDA, (United Methodist
                      Homes), 5.75%, 7/1/29                     $    991,595
----------------------------------------------------------------------------
                                                                $    991,595
----------------------------------------------------------------------------
Miscellaneous -- 1.8%
----------------------------------------------------------------------------
      $1,000          Puerto Rico Infrastructure Financing
                      Authority, Variable Rate, 10/1/34(1)(2)   $  1,122,610
----------------------------------------------------------------------------
                                                                $  1,122,610
----------------------------------------------------------------------------
Nursing Home -- 1.6%
----------------------------------------------------------------------------
      $1,000          New Jersey EDA, (Masonic Charity
                      Foundation), 5.50%, 6/1/31                $  1,017,760
----------------------------------------------------------------------------
                                                                $  1,017,760
----------------------------------------------------------------------------
Other Revenue -- 1.5%
----------------------------------------------------------------------------
      $1,000          New Jersey EDA, (Glimcher Properties
                      REIT), (AMT), 6.00%, 11/1/28              $    968,060
----------------------------------------------------------------------------
                                                                $    968,060
----------------------------------------------------------------------------
Transportation -- 15.5%
----------------------------------------------------------------------------
      $4,000          New Jersey Highway Authority, (Garden
                      State Parkway), 5.625%, 1/1/30            $  4,197,720

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW JERSEY MUNICIPAL INCOME TRUST AS OF MAY 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------

Transportation (continued)
----------------------------------------------------------------------------
      $1,500          New Jersey Transportation Trust Fund
                      Authority, Variable Rate, 6/15/17(1)(3)   $  1,548,855
       2,550          Port Authority of New York and New
                      Jersey, 4.75%, 8/1/33                        2,346,128
       1,600          Port Authority of New York and New
                      Jersey, Variable Rate, 3/1/19(2)             1,696,096
----------------------------------------------------------------------------
                                                                $  9,788,799
----------------------------------------------------------------------------
Total Tax-Exempt Investments -- 156.8%
   (identified cost $95,720,558)                                $ 99,114,587
----------------------------------------------------------------------------
Other Assets, Less Liabilities -- 3.3%                          $  2,097,027
----------------------------------------------------------------------------
Auction Preferred Shares Plus Cumulative Unpaid Dividends --
(60.1)%                                                         $(38,000,000)
----------------------------------------------------------------------------
Net Assets Applicable to Common Shares -- 100.0%
                                                                $ 63,211,614
----------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Trust invests primarily in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at May 31, 2002, 50.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 6.3% to 21.6% of total investments.
 (1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (2)  Security has been issued as a leveraged inverse floater bond.
 (3)  Security has been issued as an inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW YORK MUNICIPAL INCOME TRUST AS OF MAY 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 154.7%

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------
Cogeneration -- 2.7%
----------------------------------------------------------------------------
      $1,000          Port Authority of New York and New
                      Jersey, (KIAC), (AMT), 6.75%, 10/1/19     $  1,031,610
       1,150          Suffolk County IDA, (Nissequogue
                      Cogeneration Partners Facility), (AMT),
                      5.50%, 1/1/23                                1,062,692
----------------------------------------------------------------------------
                                                                $  2,094,302
----------------------------------------------------------------------------
Education -- 15.7%
----------------------------------------------------------------------------
      $1,500          New York City IDA, (Polytechnic
                      University), 6.125%, 11/1/30              $  1,532,340
         500          New York Dormitory Authority, (City
                      University), 5.25%, 7/1/31                     495,925
       4,275          New York Dormitory Authority,
                      (Rockefeller University), 4.75%, 7/1/37      3,931,204
       3,500          New York Dormitory Authority, (State
                      University Educational Facilities),
                      4.75%, 5/15/28                               3,192,455
       2,500          Tompkins County IDA, (Cornell
                      University), 5.75%, 7/1/30                   2,855,850
----------------------------------------------------------------------------
                                                                $ 12,007,774
----------------------------------------------------------------------------
Electric Utilities -- 11.4%
----------------------------------------------------------------------------
      $2,000          Long Island Power Authority,
                      5.50%, 12/1/23                            $  2,031,660
       1,000          Long Island Power Authority,
                      5.50%, 12/1/29                               1,010,980
       1,655          Long Island Power Authority, Electric
                      System Revenue, 5.25%, 12/1/26               1,640,353
       4,100          New York Power Authority,
                      5.25%, 11/15/40                              4,049,775
----------------------------------------------------------------------------
                                                                $  8,732,768
----------------------------------------------------------------------------
General Obligations -- 8.4%
----------------------------------------------------------------------------
      $4,935          New York City, 6.00%, 8/1/16              $  5,196,506
       1,250          New York Environmental Facility Corp.,
                      5.00%, 6/15/27                               1,221,175
----------------------------------------------------------------------------
                                                                $  6,417,681
----------------------------------------------------------------------------
Health Care-Miscellaneous -- 6.5%
----------------------------------------------------------------------------
      $1,250          New York City IDA, (A Very Special
                      Place, Inc.), 5.75%, 1/1/29               $  1,005,475
       1,500          New York City IDA, (Ohel Children's
                      Home), 6.00%, 8/15/22                        1,316,715
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------

Health Care-Miscellaneous (continued)
----------------------------------------------------------------------------
      $2,600          Westchester County IDA, (Children's
                      Village), 5.375%, 3/15/19                 $  2,637,960
----------------------------------------------------------------------------
                                                                $  4,960,150
----------------------------------------------------------------------------
Hospital -- 12.4%
----------------------------------------------------------------------------
      $  250          Chautauqua County IDA, (Womans Christian
                      Association), 6.35%, 11/15/17             $    231,242
         500          Chautauqua County IDA, (Womans Christian
                      Association), 6.40%, 11/15/29                  445,330
       1,250          Fulton County IDA, (Nathan Littauer
                      Hospital), 6.00%, 11/1/18                    1,096,987
         400          Nassau County, IDA, Civic Facility
                      Revenue, (North Shore Health System),
                      6.25%, 11/1/21                                 392,184
       3,200          New York City Health and Hospital Corp.,
                      5.25%, 2/15/17                               3,200,736
       1,500          New York Dormitory Authority Revenue,
                      (Lenox Hill Hospital), 5.50%, 7/1/30         1,500,495
       1,250          Oneida County IDA, (St. Elizabeth
                      Hospital), 5.75%, 12/1/19                    1,098,312
       1,500          Yonkers, IDA, (Johns Riverside
                      Hospital), 7.125%, 7/1/31                    1,567,305
----------------------------------------------------------------------------
                                                                $  9,532,591
----------------------------------------------------------------------------
Industrial Development Revenue -- 4.8%
----------------------------------------------------------------------------
      $  500          Onandaga County IDA, (AMT),
                      6.125%, 1/1/32                            $    495,650
       2,500          Onondaga County IDA, (Anheuser-Busch),
                      (AMT), 6.25%, 12/1/34                        2,657,325
         550          Port Authority of New York and New
                      Jersey, (Continental Airlines), (AMT),
                      9.125%, 12/1/15                                566,940
----------------------------------------------------------------------------
                                                                $  3,719,915
----------------------------------------------------------------------------
Insured-Education -- 8.2%
----------------------------------------------------------------------------
      $1,200          New York Dormitory Authority, (Cooper
                      Union), (MBIA), 6.25%, 7/1/29             $  1,313,088
       4,500          New York Dormitory Authority, (New York
                      University), (MBIA), 5.75%, 7/1/27           4,943,655
----------------------------------------------------------------------------
                                                                $  6,256,743
----------------------------------------------------------------------------
Insured-Hospital -- 15.4%
----------------------------------------------------------------------------
      $5,000          New York Dormitory Authority, (Memorial
                      Sloan Kettering Cancer Center), (MBIA),
                      5.50%, 7/1/23                             $  5,333,400
       1,465          New York Dormitory Authority, (Mental
                      Health Services Facility Improvements),
                      (FSA), 5.25%, 8/15/30                        1,455,272

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW YORK MUNICIPAL INCOME TRUST AS OF MAY 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------

Insured-Hospital (continued)
----------------------------------------------------------------------------
      $5,500          New York Dormitory Authority, (Municipal
                      Health Facilities Improvement), (FSA),
                      4.75%, 1/15/29                            $  5,037,780
----------------------------------------------------------------------------
                                                                $ 11,826,452
----------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 1.3%
----------------------------------------------------------------------------
      $1,000          New York Dormitory Authority,
                      (Department Health), (MBIA),
                      5.50%, 7/1/25                             $  1,016,210
----------------------------------------------------------------------------
                                                                $  1,016,210
----------------------------------------------------------------------------
Insured-Miscellaneous -- 2.3%
----------------------------------------------------------------------------
      $1,580          New York City, Trust for Cultural
                      Resources, (AMBAC), Variable Rate,
                      7/1/29(1)(2)                              $  1,747,670
----------------------------------------------------------------------------
                                                                $  1,747,670
----------------------------------------------------------------------------
Insured-Special Tax Revenue -- 7.1%
----------------------------------------------------------------------------
      $1,250          New York Local Government Assistance
                      Corp., (AMBAC), 6.00%, 4/1/24             $  1,337,662
       1,175          Puerto Rico Infrastructure Financing
                      Authority, (AMBAC), Variable Rate,
                      7/1/07(1)(2)                                 1,158,985
       1,190          Puerto Rico Infrastructure Financing
                      Authority, (AMBAC), Variable Rate,
                      7/1/28(3)                                    1,165,665
       1,750          Puerto Rico Infrastructure Financing
                      Authority, (FSA), Variable Rate,
                      7/1/27(2)(3)                                 1,820,928
----------------------------------------------------------------------------
                                                                $  5,483,240
----------------------------------------------------------------------------
Insured-Transportation -- 27.4%
----------------------------------------------------------------------------
      $1,500          Metropolitan Transportation Authority of
                      New York, (FGIC), 4.75%, 7/1/26           $  1,434,615
       1,400          Metropolitan Transportation Authority of
                      New York, (FGIC), 4.75%, 7/1/26              1,338,974
       1,000          Metropolitan Transportation Authority of
                      New York, (FGIC), 4.875%, 7/1/18             1,017,340
       4,005          Metropolitan Transportation Authority of
                      New York, (FSA), 5.25%, 4/1/23               4,085,541
       2,325          Monroe County Airport Authority, (MBIA),
                      (AMT), Variable Rate, 1/1/17(1)(2)           2,798,277
       3,750          New York Thruway Authority, (Highway and
                      Bridge), (AMBAC), 5.125%, 4/1/20             3,773,775
       2,735          Niagara Frontier Airport Authority,
                      (Buffalo Niagara International Airport),
                      (MBIA), (AMT), 5.625%, 4/1/29                2,817,241
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------
Insured-Transportation (continued)
----------------------------------------------------------------------------
      $1,750          Niagara Frontier Airport Authority,
                      (Buffalo Niagara International Airport),
                      (MBIA), (AMT), Variable Rate,
                      4/1/29(1)(2)                              $  1,855,263
       1,885          Puerto Rico Highway and Transportation
                      Authority, (AMBAC), Variable Rate,
                      7/1/28(2)(3)                                 1,846,452
----------------------------------------------------------------------------
                                                                $ 20,967,478
----------------------------------------------------------------------------
Insured-Water and Sewer -- 2.7%
----------------------------------------------------------------------------
      $2,000          New York City Municipal Water Finance
                      Authority, (FGIC), 5.50%, 6/15/32         $  2,044,900
----------------------------------------------------------------------------
                                                                $  2,044,900
----------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 6.1%
----------------------------------------------------------------------------
      $4,385          New York Dormitory Authority, (Court
                      Facility), 6.00%, 5/15/39                 $  4,667,920
----------------------------------------------------------------------------
                                                                $  4,667,920
----------------------------------------------------------------------------
Miscellaneous -- 3.2%
----------------------------------------------------------------------------
      $1,750          Puerto Rico Infrastructure Financing
                      Authority, Variable Rate, 10/1/32(2)(3)   $  1,966,563
         495          Suffolk County IDA, Civic Facility
                      Revenue, (Alliance of LI),
                      7.50%, 9/1/15                                  506,425
----------------------------------------------------------------------------
                                                                $  2,472,988
----------------------------------------------------------------------------
Senior Living / Life Care -- 2.8%
----------------------------------------------------------------------------
      $1,250          Mount Vernon IDA, (Wartburg Senior
                      Housing, Inc. - Meadowview),
                      6.20%, 6/1/29                             $  1,092,775
       1,000          Suffolk County IDA, (Jeffersons Ferry),
                      7.20%, 11/1/19                               1,046,500
----------------------------------------------------------------------------
                                                                $  2,139,275
----------------------------------------------------------------------------
Special Tax Revenue -- 7.0%
----------------------------------------------------------------------------
      $2,000          New York City Transitional Finance
                      Authority, 6.00%, 11/15/29                $  2,152,260
       3,000          New York City Transitional Finance
                      Authority, 6.00%, 8/15/29                    3,212,610
----------------------------------------------------------------------------
                                                                $  5,364,870
----------------------------------------------------------------------------
Transportation -- 2.5%
----------------------------------------------------------------------------
      $1,800          Port Authority of New York and New
                      Jersey, Variable Rate, 3/1/19(3)          $  1,908,108
----------------------------------------------------------------------------
                                                                $  1,908,108
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW YORK MUNICIPAL INCOME TRUST AS OF MAY 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------
Water and Sewer -- 6.8%
----------------------------------------------------------------------------
      $1,500          New York City Municipal Water Finance
                      Authority, 5.25%, 6/15/29                 $  1,492,455
       3,500          New York City Municipal Water Finance
                      Authority, 5.75%, 6/15/29                    3,690,015
----------------------------------------------------------------------------
                                                                $  5,182,470
----------------------------------------------------------------------------
Total Tax-Exempt Investments -- 154.7%
   (identified cost $114,485,267)                               $118,543,505
----------------------------------------------------------------------------
Other Assets, Less Liabilities -- 3.4%                          $  2,576,463
----------------------------------------------------------------------------
Auction Preferred Shares Plus Cumulative Unpaid Dividends --
(58.1)%                                                         $(44,501,826)
----------------------------------------------------------------------------
Net Assets Applicable to Common Shares -- 100.0%
                                                                $ 76,618,142
----------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Trust invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at May 31, 2002, 41.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 4.9% to 16.9% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

OHIO MUNICIPAL INCOME TRUST AS OF MAY 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 157.1%

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------
Cogeneration -- 0.9%
----------------------------------------------------------------------------
      $  400          Ohio Water Development Authority, Solid
                      Waste Disposal, (Bay Shore Power),
                      (AMT), 5.875%, 9/1/20                     $    362,176
----------------------------------------------------------------------------
                                                                $    362,176
----------------------------------------------------------------------------
Education -- 3.6%
----------------------------------------------------------------------------
      $1,500          Ohio Higher Educational Facilities,
                      (Oberlin College), Variable Rate,
                      10/1/27(1)(2)                             $  1,402,590
----------------------------------------------------------------------------
                                                                $  1,402,590
----------------------------------------------------------------------------
Electric Utilities -- 5.8%
----------------------------------------------------------------------------
      $  500          Clyde Electric System Revenue, (AMT),
                      6.00%, 11/15/14                           $    506,760
       1,750          Ohio Water Development Authority,
                      Pollution Control Facilities, (Cleveland
                      Electric), (AMT), 6.10%, 8/1/20              1,752,135
----------------------------------------------------------------------------
                                                                $  2,258,895
----------------------------------------------------------------------------
General Obligations -- 6.9%
----------------------------------------------------------------------------
      $1,000          Delaware County, 6.00%, 12/1/25           $  1,084,170
       1,530          Hamilton City School District,
                      5.625%, 12/1/24                              1,591,797
----------------------------------------------------------------------------
                                                                $  2,675,967
----------------------------------------------------------------------------
Hospital -- 20.4%
----------------------------------------------------------------------------
      $1,500          Erie County Hospital Facilities,
                      (Firelands Regional Medical Center),
                      5.625%, 8/15/32                           $  1,480,545
       2,000          Franklin County, (Childrens Hospital),
                      5.20%, 5/1/29                                1,930,020
         635          Highland County, (Joint Township
                      Hospital District), 6.75%, 12/1/29             583,317
       1,250          Parma Community General Hospital
                      Association, 5.35%, 11/1/18                  1,220,987
       1,750          Parma Community General Hospital
                      Association, 5.375%, 11/1/29                 1,654,135
       1,000          Richland County Hospital Facilities,
                      (Medcentral Health Systems),
                      6.375%, 11/15/22                             1,047,210
----------------------------------------------------------------------------
                                                                $  7,916,214
----------------------------------------------------------------------------
Housing -- 2.6%
----------------------------------------------------------------------------
      $1,000          Multifamily Housing, (Tyler's Creek),
                      (AMT), 6.00%, 11/1/33                     $  1,002,640
----------------------------------------------------------------------------
                                                                $  1,002,640
----------------------------------------------------------------------------
Industrial Development Revenue -- 17.6%
----------------------------------------------------------------------------
      $1,250          Cleveland Airport, (Continental
                      Airlines), (AMT), 5.70%, 12/1/19          $  1,001,662
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------

Industrial Development Revenue (continued)
----------------------------------------------------------------------------
      $1,300          Dayton Special Facilities Revenue,
                      (Emery Air Freight), 5.625%, 2/1/18       $    967,551
       2,500          Ohio Enviromental Facilities, (Ford
                      Motor Co.), (AMT), 5.95%, 9/1/29             2,547,250
       2,250          Ohio Water Development Authority,
                      (Anheuser-Busch), (AMT), 6.00%, 8/1/29       2,331,180
----------------------------------------------------------------------------
                                                                $  6,847,643
----------------------------------------------------------------------------
Insured-Certificates of Participation -- 3.9%
----------------------------------------------------------------------------
      $1,500          Cleveland, Certificates of
                      Participation, (Cleveland Stadium),
                      (AMBAC), 5.25%, 11/15/22                  $  1,516,080
----------------------------------------------------------------------------
                                                                $  1,516,080
----------------------------------------------------------------------------
Insured-Education -- 11.5%
----------------------------------------------------------------------------
      $1,000          Ohio Higher Educational Facilities,
                      (University of Dayton), (AMBAC),
                      5.50%, 12/1/30                            $  1,026,410
       2,000          University of Akron, (FGIC), Variable
                      Rate, 1/1/29(1)(2)                           2,199,980
       1,250          University of Cincinnati, (FGIC),
                      5.25%, 6/1/24                                1,260,162
----------------------------------------------------------------------------
                                                                $  4,486,552
----------------------------------------------------------------------------
Insured-Electric Utilities -- 3.7%
----------------------------------------------------------------------------
      $2,000          Ohio Municipal Electric Generation
                      Agency, (MBIA), 0.00%, 2/15/25            $    591,240
       3,000          Ohio Municipal Electric Generation
                      Agency, (MBIA), 0.00%, 2/15/26                 838,590
----------------------------------------------------------------------------
                                                                $  1,429,830
----------------------------------------------------------------------------
Insured-General Obligations -- 16.1%
----------------------------------------------------------------------------
      $1,000          Lima City School District, (AMBAC),
                      5.50%, 12/1/22                            $  1,041,710
         500          Lima City School District, (AMBAC),
                      6.00%, 12/1/22                                 547,240
       1,900          South-Western City School District,
                      Franklin and Pickway Counties, (AMBAC),
                      4.75%, 12/1/26                               1,773,593
       2,860          Springfield City School District Clark
                      County, (FGIC), 5.20%, 12/1/23               2,878,476
----------------------------------------------------------------------------
                                                                $  6,241,019
----------------------------------------------------------------------------
Insured-Hospital -- 2.8%
----------------------------------------------------------------------------
      $  500          Cuyahoga County, (Cleveland Clinic),
                      (MBIA), 5.125%, 1/1/29                    $    490,020
         665          Hamilton County, (Childrens Hospital
                      Medical Center), (MBIA), 4.75%, 5/15/28        610,916
----------------------------------------------------------------------------
                                                                $  1,100,936
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

OHIO MUNICIPAL INCOME TRUST AS OF MAY 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------
Insured-Special Tax Revenue -- 17.6%
----------------------------------------------------------------------------
      $2,500          Delaware County, Sewer District, (MBIA),
                      4.75%, 12/1/24                            $  2,353,400
       2,000          Hamiliton County Sales Tax Revenue,
                      (AMBAC), 5.25%, 12/1/32                      2,002,180
         875          Puerto Rico Infrastructure Financing
                      Authority, (AMBAC), Variable Rate,
                      7/1/07(1)(2)                                   863,074
         615          Puerto Rico Infrastructure Financing
                      Authority, (AMBAC), Variable Rate,
                      7/1/28(3)                                      602,423
       1,000          Puerto Rico Infrastructure Financing
                      Authority, (FSA), Variable Rate,
                      7/1/27(2)(3)                                 1,040,530
----------------------------------------------------------------------------
                                                                $  6,861,607
----------------------------------------------------------------------------
Insured-Transportation -- 11.3%
----------------------------------------------------------------------------
      $1,325          Cleveland Airport System Revenue, (FSA),
                      5.00%, 1/1/31                             $  1,279,036
       1,000          Ohio Turnpike Commission, (FGIC),
                      5.50%, 2/15/24                               1,066,370
       1,000          Ohio Turnpike Commission, (FGIC),
                      5.50%, 2/15/26                               1,065,300
       1,000          Puerto Rico Highway and Transportation
                      Authority, (AMBAC), Variable Rate,
                      7/1/28(2)(3)                                   979,550
----------------------------------------------------------------------------
                                                                $  4,390,256
----------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 3.4%
----------------------------------------------------------------------------
      $1,300          Union County, (Pleasant Valley Joint
                      Fire District), 6.125%, 12/1/19           $  1,322,464
----------------------------------------------------------------------------
                                                                $  1,322,464
----------------------------------------------------------------------------
Miscellaneous -- 2.9%
----------------------------------------------------------------------------
      $1,000          Puerto Rico Infrastructure Financing
                      Authority, Variable Rate, 10/1/32(2)(3)   $  1,123,750
----------------------------------------------------------------------------
                                                                $  1,123,750
----------------------------------------------------------------------------
Nursing Home -- 5.3%
----------------------------------------------------------------------------
      $1,755          Cuyahoga County, Health Care Facilities,
                      (Benjamin Rose Institute),
                      5.50%, 12/1/28                            $  1,520,707
         650          Ohio HFA, Retirement Rental Housing,
                      (Encore Retirement Partners),
                      6.75%, 3/1/19                                  557,499
----------------------------------------------------------------------------
                                                                $  2,078,206
----------------------------------------------------------------------------
Pooled Loans -- 5.1%
----------------------------------------------------------------------------
      $1,000          Rickenbacker Port Authority, Oasbo
                      Expanded Asset Pooled Loan,
                      5.375%, 1/1/32                            $    978,210
       1,100          Toledo-Lucas County Port Authority,
                      5.40%, 5/15/19                                 990,407
----------------------------------------------------------------------------
                                                                $  1,968,617
----------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------
Senior Living / Life Care -- 2.2%
----------------------------------------------------------------------------
      $1,000          Summit County Healthcare Facilities,
                      (Village at Saint Edward),
                      5.75%, 12/1/25                            $    853,820
----------------------------------------------------------------------------
                                                                $    853,820
----------------------------------------------------------------------------
Solid Waste -- 8.0%
----------------------------------------------------------------------------
      $3,000          Moraine Solid Waste Disposal, (General
                      Motors Corp.), (AMT), 5.65%, 7/1/24       $  3,113,670
----------------------------------------------------------------------------
                                                                $  3,113,670
----------------------------------------------------------------------------
Special Tax Revenue -- 5.5%
----------------------------------------------------------------------------
      $  600          Cleveland-Cuyahoga County Port
                      Authority, 7.00%, 12/1/18                 $    590,508
       1,425          Cuyahoga County, Economic Development,
                      (Shaker Square), 6.75%, 12/1/30              1,548,918
----------------------------------------------------------------------------
                                                                $  2,139,426
----------------------------------------------------------------------------
Total Tax-Exempt Investments -- 157.1%
   (identified cost $60,693,088)                                $ 61,092,358
----------------------------------------------------------------------------
Other Assets, Less Liabilities -- 3.3%                          $  1,296,282
----------------------------------------------------------------------------
Auction Preferred Shares Plus Cumulative Unpaid Dividends --
(60.4)%                                                         $(23,502,992)
----------------------------------------------------------------------------
Net Assets Applicable to Common Shares -- 100.0%
                                                                $ 38,885,648
----------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Trust invests primarily in debt securities issued by Ohio municipali-ties. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at May 31, 2002, 42.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 3.8% to 21.7% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

PENNSYLVANIA MUNICIPAL INCOME TRUST AS OF MAY 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 154.1%

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------
Cogeneration -- 4.2%
----------------------------------------------------------------------------
      $  500          Carbon County IDA, (Panther Creek
                      Partners), (AMT), 6.65%, 5/1/10           $    533,175
         500          Pennsylvania EDA, (Northampton
                      Generating), (AMT), 6.50%, 1/1/13              506,395
         500          Pennsylvania EDA, (Resource
                      Recovery-Colver), (AMT), 7.05%, 12/1/10        520,700
----------------------------------------------------------------------------
                                                                $  1,560,270
----------------------------------------------------------------------------
Education -- 10.2%
----------------------------------------------------------------------------
      $1,500          Pennsylvania HEFA, (Drexel University),
                      6.00%, 5/1/29                             $  1,554,360
       1,300          Pennsylvania HEFA, (University of
                      Pennsylvania), 4.625%, 7/15/30               1,148,719
         600          Philadelphia HEFA, (Chestnut Hill
                      College), 6.00%, 10/1/29                       561,456
         600          Philadelphia IDA, (Franklin Institute),
                      5.20%, 6/15/26                                 545,388
----------------------------------------------------------------------------
                                                                $  3,809,923
----------------------------------------------------------------------------
Electric Utilities -- 1.5%
----------------------------------------------------------------------------
      $  600          York County, IDA, Pollution Control,
                      (Public Service Enterprise Group, Inc.),
                      5.50%, 9/1/20                             $    577,356
----------------------------------------------------------------------------
                                                                $    577,356
----------------------------------------------------------------------------
Escrowed / Prerefunded -- 5.3%
----------------------------------------------------------------------------
      $1,000          Berks County Municipal Authority,
                      (Reading Hospital and Medical Center),
                      (FSA), Prerefunded to 11/1/09 @ 102,
                      6.00%, 11/1/29                            $  1,156,470
       2,000          Westmoreland County Municipal Authority,
                      (FGIC), Escrowed to Maturity,
                      0.00%, 8/15/19                                 815,860
----------------------------------------------------------------------------
                                                                $  1,972,330
----------------------------------------------------------------------------
Health Care-Miscellaneous -- 5.6%
----------------------------------------------------------------------------
      $  600          Allegheny County, IDA, (Residential
                      Resources, Inc.), 6.50%, 9/1/21           $    583,260
       1,500          Chester County HEFA, (Devereux
                      Foundation), 6.00%, 11/1/29                  1,519,170
----------------------------------------------------------------------------
                                                                $  2,102,430
----------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------
Hospital -- 5.2%
----------------------------------------------------------------------------
      $  550          Allegheny County Hospital Development
                      Authority, (West Pennsylvania Allegheny
                      Health System), 9.25%, 11/15/30           $    589,990
         850          Pennsylvania HEFA, (UPMC Health System),
                      6.00%, 1/15/31                                 851,470
         500          Washington County Hospital Authority,
                      (Monongahela Hospital),
                      5.50%, 6/1/17(1)                               501,090
----------------------------------------------------------------------------
                                                                $  1,942,550
----------------------------------------------------------------------------
Industrial Development Revenue -- 7.6%
----------------------------------------------------------------------------
      $  500          New Morgan IDA, (New Morgan Landfill),
                      (AMT), 6.50%, 4/1/19                      $    463,810
       1,000          Pennsylvania, IDA, (Sun Co.), (AMT),
                      7.60%, 12/1/24                               1,068,920
       1,550          Puerto Rico Port Authority, (American
                      Airlines), (AMT), 6.30%, 6/1/23              1,298,450
----------------------------------------------------------------------------
                                                                $  2,831,180
----------------------------------------------------------------------------
Insured-Education -- 25.5%
----------------------------------------------------------------------------
      $  900          Lycoming County Authority, (Pennsylvania
                      College of Technology), (AMBAC),
                      5.25%, 5/1/32                             $    900,099
       1,000          Northampton County HEFA, (Lafayette
                      College), (MBIA), 5.00%, 11/1/27               968,090
       1,000          Pennsylvania HEFA, (Bryn Mawr College),
                      (AMBAC), 5.125%, 12/1/29                       985,490
       2,000          Pennsylvania HEFA, (State System Higher
                      Education), (FSA), 5.00%, 6/15/24            1,959,400
       2,750          Pennsylvania HEFA, (Temple University),
                      (MBIA), 5.00%, 4/1/29(2)                     2,649,542
         600          Puerto Rico Industrial, Tourist,
                      Educational, Medical and Environmental,
                      Residual Certificates, (MBIA), Variable
                      Rate, 7/1/33(3)(4)                             578,934
       1,500          University of Pittsburgh, (MBIA),
                      5.00%, 6/1/21                                1,486,380
----------------------------------------------------------------------------
                                                                $  9,527,935
----------------------------------------------------------------------------
Insured-Electric Utilities -- 2.8%
----------------------------------------------------------------------------
      $1,000          Puerto Rico Electric Power Authority,
                      (MBIA), Variable Rate, 7/1/29(3)(4)       $  1,035,520
----------------------------------------------------------------------------
                                                                $  1,035,520
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

PENNSYLVANIA MUNICIPAL INCOME TRUST AS OF MAY 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------
Insured-Gas Utilities -- 3.3%
----------------------------------------------------------------------------
      $1,325          Philadelphia Natural Gas Works, (FSA),
                      Variable Rate, 7/1/28(5)                  $  1,232,449
----------------------------------------------------------------------------
                                                                $  1,232,449
----------------------------------------------------------------------------
Insured-General Obligations -- 13.2%
----------------------------------------------------------------------------
      $1,825          Hopewell School District, (FSA),
                      0.00%, 9/1/25                             $    504,193
       1,000          McKeesport Area School District, (FGIC),
                      0.00%, 10/1/31                                 192,810
       2,000          Philadelphia General Obligation, (FSA),
                      5.00%, 3/15/28                               1,931,540
       1,125          Philadelphia School District, (FSA),
                      5.50%, 2/1/31                                1,149,019
       1,150          Philadelphia School District, (MBIA),
                      4.75%, 4/1/27                                1,060,013
         250          Southeast Delco Area School District,
                      (MBIA), 0.00%, 2/1/24                           75,233
----------------------------------------------------------------------------
                                                                $  4,912,808
----------------------------------------------------------------------------
Insured-Hospital -- 16.9%
----------------------------------------------------------------------------
      $1,000          Dauphin County General Authority,
                      (Pinnacle Health System), (MBIA),
                      5.50%, 5/15/27                            $  1,009,220
       1,000          Delaware County Authority, (Catholic
                      Health East), (AMBAC), 4.875%, 11/15/26        929,810
       1,500          Lehigh County General Purpose Authority,
                      (Lehigh Valley Health Network), (MBIA),
                      5.25%, 7/1/29                                1,488,150
       3,000          Montgomery County HEFA, (Abington
                      Memorial Hospital), (AMBAC),
                      5.00%, 6/1/28                                2,872,950
----------------------------------------------------------------------------
                                                                $  6,300,130
----------------------------------------------------------------------------
Insured-Special Tax Revenue -- 7.0%
----------------------------------------------------------------------------
      $1,000          Pittsburgh and Allegheny County Public
                      Auditorium Authority, (AMBAC),
                      5.00%, 2/1/24                             $    979,840
         595          Puerto Rico Infrastructure Financing
                      Authority, (AMBAC), Variable Rate,
                      7/1/28(4)                                      582,832
       1,000          Puerto Rico Infrastructure Financing
                      Authority, (FSA), Variable Rate,
                      7/1/27(3)(4)                                 1,040,530
----------------------------------------------------------------------------
                                                                $  2,603,202
----------------------------------------------------------------------------
Insured-Transportation -- 15.3%
----------------------------------------------------------------------------
      $1,000          Allegheny County Port Authority, (FGIC),
                      5.00%, 3/1/29                             $    967,690
       3,100          Pennsylvania Turnpike Commision Oil
                      Franchise, (AMBAC), 4.75%, 12/1/27           2,867,531
       1,005          Philadelphia Parking Authority, (AMBAC),
                      5.25%, 2/15/29                               1,005,231
PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------

Insured-Transportation (continued)
----------------------------------------------------------------------------
      $  800          Puerto Rico Highway and Transportation
                      Authority, (MBIA), Variable Rate,
                      7/1/26(3)(4)                              $    867,872
----------------------------------------------------------------------------
                                                                $  5,708,324
----------------------------------------------------------------------------
Insured-Water and Sewer -- 16.0%
----------------------------------------------------------------------------
      $  500          Allegheny County Sanitation and Sewer
                      Authority, (MBIA), 5.00%, 12/1/19         $    504,135
       1,000          Allegheny County Sanitation and Sewer
                      Authority, (MBIA), 5.50%, 12/1/24            1,034,270
         500          Delaware County IDA, (Water Facilities),
                      (FGIC), (AMT), 6.00%, 6/1/29                   526,745
       1,000          Philadelphia Water and Wastewater,
                      (FGIC), 5.00%, 11/1/31                         958,520
       3,000          Pittsburgh Water and Sewer Authority,
                      (AMBAC), 5.125%, 12/1/31                     2,946,270
----------------------------------------------------------------------------
                                                                $  5,969,940
----------------------------------------------------------------------------
Nursing Home -- 2.3%
----------------------------------------------------------------------------
      $  500          Clarion County IDA, (Beverly
                      Enterprises, Inc.), 5.875%, 5/1/07        $    485,975
         400          Cumberland County IDA, (Beverly
                      Enterprises, Inc.), 5.50%, 10/1/08             379,264
----------------------------------------------------------------------------
                                                                $    865,239
----------------------------------------------------------------------------
Senior Living / Life Care -- 9.1%
----------------------------------------------------------------------------
      $  600          Bucks County, IDA, (Pennswood),
                      6.00%, 10/1/27                            $    601,164
         490          Cliff House Trust (AMT), 6.625%, 6/1/27        447,542
         500          Crawford County Hospital Authority,
                      (Wesbury United Methodist Community),
                      6.25%, 8/15/29                                 471,945
         400          Delaware IDA, (Glen Riddle), (AMT),
                      8.625%, 9/1/25                                 425,480
         500          Lancaster County Hospital Authority,
                      (Health Center), 5.875%, 6/1/31                498,000
         925          Montgomery County HEFA, (Faulkeways at
                      Gwynedd), 6.75%, 11/15/30                      960,206
----------------------------------------------------------------------------
                                                                $  3,404,337
----------------------------------------------------------------------------
Transportation -- 3.1%
----------------------------------------------------------------------------
      $  445          Erie Municipal Airport Authority, (AMT),
                      5.50%, 7/1/09                             $    437,942
         500          Erie Municipal Airport Authority, (AMT),
                      5.875%, 7/1/16                                 485,765
         250          Pennsylvania EDA, (Amtrak), (AMT),
                      6.25%, 11/1/31                                 250,460
----------------------------------------------------------------------------
                                                                $  1,174,167
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

PENNSYLVANIA MUNICIPAL INCOME TRUST AS OF MAY 31, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)       SECURITY                                  VALUE
----------------------------------------------------------------------------
Total Tax-Exempt Investments -- 154.1%
   (identified cost $57,000,376)                                $ 57,530,090
----------------------------------------------------------------------------
Other Assets, Less Liabilities -- 6.2%                          $  2,310,780
----------------------------------------------------------------------------
Auction Preferred Shares Plus Cumulative Unpaid Dividends --
(60.3)%                                                         $(22,503,326)
----------------------------------------------------------------------------
Net Assets Applicable to Common Shares -- 100.0%
                                                                $ 37,337,544
----------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Trust invests primarily in debt securities issued by Pennsylvania municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at May 31, 2002, 68.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 6.0% to 24.5% of total investments.
 (1)  When-issued security.
 (2) Security (or a portion thereof) has been segregated to cover when-issued securities.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.
 (5)  Security has been issued as an inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

FINANCIAL STATEMENTS (UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES

AS OF MAY 31, 2002

                                CALIFORNIA TRUST  FLORIDA TRUST  MASSACHUSETTS TRUST  MICHIGAN TRUST
----------------------------------------------------------------------------------------------------
Assets
----------------------------------------------------------------------------------------------------
Investments --
   Identified cost                $154,731,913     $94,151,933       $56,471,331       $45,867,935
   Unrealized appreciation           1,744,947         388,102           752,380           370,038
----------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE             $156,476,860     $94,540,035       $57,223,711       $46,237,973
----------------------------------------------------------------------------------------------------
Cash                              $    734,279     $        --       $   360,488       $   218,510
Receivable for investments
   sold                              1,473,580          25,000                --                --
Interest receivable                  2,674,502       1,300,641         1,123,052           696,213
Receivable for daily variation
   margin on open financial
   futures contracts                        --              --                --             6,413
Prepaid expenses                         2,121           1,857             1,702             1,356
----------------------------------------------------------------------------------------------------
TOTAL ASSETS                      $161,361,342     $95,867,533       $58,708,953       $47,160,465
----------------------------------------------------------------------------------------------------
Liabilities
----------------------------------------------------------------------------------------------------
Payable for when-issued
   securities                     $  1,469,792     $        --       $   994,557       $        --
Due to bank                                 --          45,815                --                --
Payable to affiliate for
   Trustees' fees                        1,648           1,207               338               385
Accrued expenses                        48,053          39,311            34,159            35,428
----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                 $  1,519,493     $    86,333       $ 1,029,054       $    35,813
----------------------------------------------------------------------------------------------------
Auction preferred shares at
   liquidation value plus
   cumulative unpaid dividends    $ 59,000,000     $35,502,915       $21,502,588       $17,501,437
----------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   COMMON SHARES                  $100,841,849     $60,278,285       $36,177,311       $29,623,215
----------------------------------------------------------------------------------------------------
Sources of Net Assets
----------------------------------------------------------------------------------------------------
Common Shares, $0.01 par
   value, unlimited number of
   shares authorized              $     71,690     $    42,303       $    26,155       $    20,866
Additional paid-in capital         106,282,547      62,836,553        38,696,338        30,997,719
Accumulated net realized loss
   (computed on the basis of
   identified cost)                 (8,533,181)     (3,761,159)       (3,766,968)       (2,102,324)
Accumulated undistributed net
   investment income                 1,275,846         772,486           469,406           350,784
Net unrealized appreciation
   (computed on the basis of
   identified cost)                  1,744,947         388,102           752,380           356,170
----------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   COMMON SHARES                  $100,841,849     $60,278,285       $36,177,311       $29,623,215
----------------------------------------------------------------------------------------------------
Auction Preferred Shares Issued and Outstanding
(Liquidation preference of $25,000 per share)
----------------------------------------------------------------------------------------------------
                                         2,360           1,420               860               700
----------------------------------------------------------------------------------------------------
Common Shares Outstanding
----------------------------------------------------------------------------------------------------
                                     7,169,046       4,230,281         2,615,487         2,086,572
----------------------------------------------------------------------------------------------------
Net Asset Value Per Common Share
----------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   COMMON SHARES  DIVIDED BY
   COMMON SHARES ISSUED AND
   OUTSTANDING                    $      14.07     $     14.25       $     13.83       $     14.20
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

FINANCIAL STATEMENTS (UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES

AS OF MAY 31, 2002

                                NEW JERSEY TRUST  NEW YORK TRUST  OHIO TRUST   PENNSYLVANIA TRUST
-------------------------------------------------------------------------------------------------
Assets
-------------------------------------------------------------------------------------------------
Investments --
   Identified cost                $ 95,720,558     $114,485,267   $60,693,088     $57,000,376
   Unrealized appreciation           3,394,029        4,058,238       399,270         529,714
-------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE             $ 99,114,587     $118,543,505   $61,092,358     $57,530,090
-------------------------------------------------------------------------------------------------
Cash                              $         --     $    372,447   $    27,560     $   298,204
Receivable for investments
   sold                                     --               --            --       1,467,337
Interest receivable                  2,159,285        2,263,785     1,294,818       1,077,738
Prepaid expenses                         1,875            1,414         1,722           1,405
-------------------------------------------------------------------------------------------------
TOTAL ASSETS                      $101,275,747     $121,181,151   $62,416,458     $60,374,774
-------------------------------------------------------------------------------------------------
Liabilities
-------------------------------------------------------------------------------------------------
Payable for when-issued
   securities                     $         --     $         --   $        --     $   496,965
Due to bank                             24,719               --            --              --
Payable to affiliate for
   Trustees' fees                        1,242              463           338             385
Accrued expenses                        38,172           60,720        27,480          36,554
-------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                 $     64,133     $     61,183   $    27,818     $   533,904
-------------------------------------------------------------------------------------------------
Auction preferred shares at
   liquidation value plus
   cumulative unpaid dividends    $ 38,000,000     $ 44,501,826   $23,502,992     $22,503,326
-------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   COMMON SHARES                  $ 63,211,614     $ 76,618,142   $38,885,648     $37,337,544
-------------------------------------------------------------------------------------------------
Sources of Net Assets
-------------------------------------------------------------------------------------------------
Common Shares, $0.01 par
   value, unlimited number of
   shares authorized              $     45,079     $     53,373   $    27,839     $    26,654
Additional paid-in capital          66,932,837       79,197,149    41,349,926      39,594,653
Accumulated net realized loss
   (computed on the basis of
   identified cost)                 (7,970,149)      (7,662,684)   (3,441,433)     (3,302,135)
Accumulated undistributed net
   investment income                   809,818          972,066       550,046         488,658
Net unrealized appreciation
   (computed on the basis of
   identified cost)                  3,394,029        4,058,238       399,270         529,714
-------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   COMMON SHARES                  $ 63,211,614     $ 76,618,142   $38,885,648     $37,337,544
-------------------------------------------------------------------------------------------------
Auction Preferred Shares Issued and Outstanding
(Liquidation preference of $25,000 per share)
-------------------------------------------------------------------------------------------------
                                         1,520            1,780           940             900
-------------------------------------------------------------------------------------------------
Common Shares Outstanding
-------------------------------------------------------------------------------------------------
                                     4,507,870        5,337,253     2,783,947       2,665,368
-------------------------------------------------------------------------------------------------
Net Asset Value Per Common Share
-------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   COMMON SHARES  DIVIDED BY
   COMMON SHARES ISSUED AND
   OUTSTANDING                    $      14.02     $      14.36   $     13.97     $     14.01
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED MAY 31, 2002

                                CALIFORNIA TRUST  FLORIDA TRUST  MASSACHUSETTS TRUST  MICHIGAN TRUST
----------------------------------------------------------------------------------------------------
Investment Income
----------------------------------------------------------------------------------------------------
Interest                          $ 4,716,427      $2,879,734        $1,728,591         $1,421,124
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME           $ 4,716,427      $2,879,734        $1,728,591         $1,421,124
----------------------------------------------------------------------------------------------------

Expenses
----------------------------------------------------------------------------------------------------
Investment adviser fee            $   556,297      $  331,973        $  199,781         $  163,949
Administration fee                    159,132          94,850            57,081             46,842
Trustees fees and expenses              4,880           3,642             1,001              1,046
Legal and accounting services          21,690          18,749            17,403             20,490
Printing and postage                   10,040           6,972             5,237              4,076
Custodian fee                          39,103          28,395            20,429             14,297
Transfer and dividend
   disbursing agent                    54,118          35,760            23,251             21,993
Preferred shares remarketing
   agent fee                           74,442          44,253            26,801             21,815
Miscellaneous                          16,939          14,123            13,840             17,762
----------------------------------------------------------------------------------------------------
TOTAL EXPENSES                    $   936,641      $  578,717        $  364,824         $  312,270
----------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee     $    10,178      $    7,566        $    6,618         $    1,815
----------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS          $    10,178      $    7,566        $    6,618         $    1,815
----------------------------------------------------------------------------------------------------

NET EXPENSES                      $   926,463      $  571,151        $  358,206         $  310,455
----------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME             $ 3,789,964      $2,308,583        $1,370,385         $1,110,669
----------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
----------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)     $    41,965      $  267,292        $ (362,325)        $  (37,833)
   Financial futures contracts             --              --                --            (71,977)
----------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)          $    41,965      $  267,292        $ (362,325)        $ (109,810)
----------------------------------------------------------------------------------------------------
Change in unrealized
   appreciation
   (depreciation) --
   Investments (identified
      cost basis)                 $(2,558,164)     $ (731,693)       $ (379,512)        $ (492,852)
   Financial futures contracts             --              --                --            (13,868)
----------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)    $(2,558,164)     $ (731,693)       $ (379,512)        $ (506,720)
----------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   LOSS                           $(2,516,199)     $ (464,401)       $ (741,837)        $ (616,530)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED
   SHAREHOLDERS                   $  (410,648)     $ (254,404)       $ (146,675)        $ (122,531)
----------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                $   863,117      $1,589,778        $  481,873         $  371,608
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED MAY 31, 2002

                                NEW JERSEY TRUST  NEW YORK TRUST  OHIO TRUST  PENNSYLVANIA TRUST
------------------------------------------------------------------------------------------------
Investment Income
------------------------------------------------------------------------------------------------
Interest                           $3,041,293       $3,647,228    $1,897,701      $1,777,159
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME            $3,041,293       $3,647,228    $1,897,701      $1,777,159
------------------------------------------------------------------------------------------------

Expenses
------------------------------------------------------------------------------------------------
Investment adviser fee             $  348,546       $  417,561    $  217,484      $  207,153
Administration fee                     99,585          119,303        62,138          59,186
Trustees fees and expenses              3,678            3,694         1,001           1,047
Legal and accounting services          18,181           26,756        17,403          20,490
Printing and postage                    7,483           14,528         5,595           3,686
Custodian fee                          22,299           26,237        17,809          14,337
Transfer and dividend
   disbursing agent                    36,984           42,672        25,183          25,861
Preferred shares remarketing
   agent fee                           47,946           55,472        29,295          28,048
Miscellaneous                          13,858           17,757        13,637          17,782
------------------------------------------------------------------------------------------------
TOTAL EXPENSES                     $  598,560       $  723,980    $  389,545      $  377,590
------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee      $    3,612       $    2,476    $   17,809      $       --
------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS           $    3,612       $    2,476    $   17,809      $       --
------------------------------------------------------------------------------------------------

NET EXPENSES                       $  594,948       $  721,504    $  371,736      $  377,590
------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME              $2,446,345       $2,925,724    $1,525,965      $1,399,569
------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)      $  (92,562)      $  (19,103)   $   48,501      $  (55,850)
   Financial futures contracts             --          466,275       128,531              --
------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)           $  (92,562)      $  447,172    $  177,032      $  (55,850)
------------------------------------------------------------------------------------------------
Change in unrealized
   appreciation
   (depreciation) --
   Investments (identified
      cost basis)                  $  707,753       $  (96,395)   $ (527,311)     $ (463,854)
   Financial futures contracts             --           11,682         1,752              --
------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)     $  707,753       $  (84,713)   $ (525,559)     $ (463,854)
------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS)                     $  615,191       $  362,459    $ (348,527)     $ (519,704)
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED
   SHAREHOLDERS                    $ (257,897)      $ (293,146)   $ (162,658)     $ (146,987)
------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                 $2,803,639       $2,995,037    $1,014,780      $  732,878
------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED MAY 31, 2002

INCREASE (DECREASE) IN NET ASSETS  CALIFORNIA TRUST  FLORIDA TRUST  MASSACHUSETTS TRUST  MICHIGAN TRUST
-------------------------------------------------------------------------------------------------------
From operations --
   Net investment income             $  3,789,964     $ 2,308,583       $ 1,370,385       $ 1,110,669
   Net realized gain (loss)                41,965         267,292          (362,325)         (109,810)
   Net change in unrealized
      appreciation (depreciation)      (2,558,164)       (731,693)         (379,512)         (506,720)
   Distributions to preferred
      shareholders                       (410,648)       (254,404)         (146,675)         (122,531)
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                        $    863,117     $ 1,589,778       $   481,873       $   371,608
-------------------------------------------------------------------------------------------------------
Distributions to common
   shareholders --
   From net investment income        $ (3,293,448)    $(1,970,224)      $(1,201,915)      $  (980,042)
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON
   SHAREHOLDERS                      $ (3,293,448)    $(1,970,224)      $(1,201,915)      $  (980,042)
-------------------------------------------------------------------------------------------------------
Capital share transactions --
   Reinvestment of distributions
      to common shareholders         $    608,304     $    12,879       $   263,311       $    19,114
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS        $    608,304     $    12,879       $   263,311       $    19,114
-------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS           $ (1,822,027)    $  (367,567)      $  (456,731)      $  (589,320)
-------------------------------------------------------------------------------------------------------

Net Assets Applicable to Common Shares
-------------------------------------------------------------------------------------------------------
At beginning of period               $102,663,876     $60,645,852       $36,634,042       $30,212,535
-------------------------------------------------------------------------------------------------------
AT END OF PERIOD                     $100,841,849     $60,278,285       $36,177,311       $29,623,215
-------------------------------------------------------------------------------------------------------

Accumulated undistributed net
investment income included in net assets
applicable to common shares
-------------------------------------------------------------------------------------------------------
AT END OF PERIOD                     $  1,275,846     $   772,486       $   469,406       $   350,784
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED MAY 31, 2002

  INCREASE (DECREASE) IN NET ASSETS  NEW JERSEY TRUST  NEW YORK TRUST  OHIO TRUST   PENNSYLVANIA TRUST
  ----------------------------------------------------------------------------------------------------
  From operations --
     Net investment income             $ 2,446,345      $ 2,925,724    $ 1,525,965     $ 1,399,569
     Net realized gain (loss)              (92,562)         447,172        177,032         (55,850)
     Net change in unrealized
        appreciation (depreciation)        707,753          (84,713)      (525,559)       (463,854)
     Distributions to preferred
        shareholders                      (257,897)        (293,146)      (162,658)       (146,987)
  ----------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                        $ 2,803,639      $ 2,995,037    $ 1,014,780     $   732,878
  ----------------------------------------------------------------------------------------------------
  Distributions to common
     shareholders --
     From net investment income        $(2,147,179)     $(2,558,550)   $(1,290,971)    $(1,147,727)
  ----------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO COMMON
     SHAREHOLDERS                      $(2,147,179)     $(2,558,550)   $(1,290,971)    $(1,147,727)
  ----------------------------------------------------------------------------------------------------
  Capital share transactions --
     Reinvestment of distributions
        to common shareholders         $   318,010      $   523,487    $    90,057     $    28,940
  ----------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS        $   318,010      $   523,487    $    90,057     $    28,940
  ----------------------------------------------------------------------------------------------------

  NET INCREASE (DECREASE) IN NET
     ASSETS                            $   974,470      $   959,974    $  (186,134)    $  (385,909)
  ----------------------------------------------------------------------------------------------------

  Net Assets Applicable to Common Shares
  ----------------------------------------------------------------------------------------------------
  At beginning of period               $62,237,144      $75,658,168    $39,071,782     $37,723,453
  ----------------------------------------------------------------------------------------------------
  AT END OF PERIOD                     $63,211,614      $76,618,142    $38,885,648     $37,337,544
  ----------------------------------------------------------------------------------------------------

  Accumulated undistributed net
  investment income included in net assets
  applicable to common shares
  ----------------------------------------------------------------------------------------------------
  AT END OF PERIOD                     $   809,818      $   972,066    $   550,046     $   488,658
  ----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED NOVEMBER 30, 2001

  INCREASE (DECREASE) IN NET ASSETS  CALIFORNIA TRUST  FLORIDA TRUST  MASSACHUSETTS TRUST  MICHIGAN TRUST
  -------------------------------------------------------------------------------------------------------
  From operations --
     Net investment income             $  7,364,360     $ 4,465,905       $ 2,707,346       $ 2,178,520
     Net realized gain (loss)               102,909        (161,211)          (40,199)         (174,384)
     Net change in unrealized
        appreciation (depreciation)       7,836,170       5,055,444         3,894,058         2,918,529
     Distributions to preferred
        shareholders                     (1,567,858)     (1,028,884)         (588,917)         (503,893)
  -------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                        $ 13,735,581     $ 8,331,254       $ 5,972,288       $ 4,418,772
  -------------------------------------------------------------------------------------------------------
  Distributions to common
     shareholders --
     From net investment income        $ (5,217,933)    $(2,981,696)      $(1,875,647)      $(1,438,786)
  -------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO COMMON
     SHAREHOLDERS                      $ (5,217,933)    $(2,981,696)      $(1,875,647)      $(1,438,786)
  -------------------------------------------------------------------------------------------------------
  Capital share transactions --
     Reinvestment of distributions
        to common shareholders         $     96,991     $        --       $    36,650       $        --
  -------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     CAPITAL TRANSACTIONS              $     96,991     $        --       $    36,650       $        --
  -------------------------------------------------------------------------------------------------------

  NET INCREASE IN NET ASSETS           $  8,614,639     $ 5,349,558       $ 4,133,291       $ 2,979,986
  -------------------------------------------------------------------------------------------------------

  Net Assets Applicable to Common Shares
  -------------------------------------------------------------------------------------------------------
  At beginning of year                 $ 94,049,237     $55,296,294       $32,500,751       $27,232,549
  -------------------------------------------------------------------------------------------------------
  AT END OF YEAR                       $102,663,876     $60,645,852       $36,634,042       $30,212,535
  -------------------------------------------------------------------------------------------------------

  Accumulated undistributed net
  investment income included in net assets
  applicable to common shares
  -------------------------------------------------------------------------------------------------------
  AT END OF YEAR                       $  1,076,089     $   670,926       $   420,466       $   321,450
  -------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED NOVEMBER 30, 2001

  INCREASE (DECREASE) IN NET ASSETS  NEW JERSEY TRUST  NEW YORK TRUST  OHIO TRUST   PENNSYLVANIA TRUST
  ----------------------------------------------------------------------------------------------------
  From operations --
     Net investment income             $ 4,739,657      $ 5,601,189    $ 2,965,898     $ 2,702,669
     Net realized loss                    (264,215)        (150,448)      (899,351)       (844,978)
     Net change in unrealized
        appreciation (depreciation)      5,115,881        6,204,491      4,032,368       3,803,331
     Distributions to preferred
        shareholders                    (1,043,586)      (1,166,588)      (668,416)       (645,908)
  ----------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                        $ 8,547,737      $10,488,644    $ 5,430,499     $ 5,015,114
  ----------------------------------------------------------------------------------------------------
  Distributions to common
     shareholders --
     From net investment income        $(3,193,115)     $(3,853,043)   $(1,972,027)    $(1,805,679)
  ----------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO COMMON
     SHAREHOLDERS                      $(3,193,115)     $(3,853,043)   $(1,972,027)    $(1,805,679)
  ----------------------------------------------------------------------------------------------------

  NET INCREASE IN NET ASSETS           $ 5,354,622      $ 6,635,601    $ 3,458,472     $ 3,209,435
  ----------------------------------------------------------------------------------------------------

  Net Assets Applicable to Common Shares
  ----------------------------------------------------------------------------------------------------
  At beginning of year                 $56,882,522      $69,022,567    $35,613,310     $34,514,018
  ----------------------------------------------------------------------------------------------------
  AT END OF YEAR                       $62,237,144      $75,658,168    $39,071,782     $37,723,453
  ----------------------------------------------------------------------------------------------------

  Accumulated undistributed net
  investment income included in net assets
  applicable to common shares
  ----------------------------------------------------------------------------------------------------
  AT END OF YEAR                       $   741,327      $   862,531    $   451,336     $   359,226
  ----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                            CALIFORNIA TRUST
                                  ---------------------------------------------------------------------
                                  SIX MONTHS ENDED                 YEAR ENDED NOVEMBER 30,
                                  MAY 31, 2002         ------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001(2)        2000(2)          1999(2)(3)
-------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period (Common shares)           $14.410           $13.210        $11.630           $15.000
-------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.530           $ 1.035        $ 1.008           $ 0.773
Net realized and unrealized
   gain (loss)                          (0.352)            1.120          1.576            (3.322)
Distributions to preferred
   shareholders                         (0.052)           (0.222)        (0.279)           (0.186)
-------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.121           $ 1.933        $ 2.305           $(2.735)
-------------------------------------------------------------------------------------------------------

Less distributions to common shareholders
-------------------------------------------------------------------------------------------------------
From net investment income             $(0.461)          $(0.733)       $(0.725)          $(0.510)
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON
   SHAREHOLDERS                        $(0.461)          $(0.733)       $(0.725)          $(0.510)
-------------------------------------------------------------------------------------------------------

PREFERRED AND COMMON SHARES
   OFFERING COSTS CHARGED TO
   PAID-IN CAPITAL                     $    --           $    --        $    --           $(0.040)
-------------------------------------------------------------------------------------------------------

PREFERRED SHARES UNDERWRITING
   DISCOUNTS                           $    --           $    --        $    --           $(0.085)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD (COMMON SHARES)              $14.070           $14.410        $13.210           $11.630
-------------------------------------------------------------------------------------------------------

MARKET VALUE -- END OF PERIOD
   (COMMON SHARES)                     $14.340           $14.320        $11.688           $11.438
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                           3.51%            29.65%          8.79%           (20.70)%
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                            CALIFORNIA TRUST
                                  ---------------------------------------------------------------------
                                  SIX MONTHS ENDED                 YEAR ENDED NOVEMBER 30,
                                  MAY 31, 2002         ------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001(2)        2000(2)          1999(2)(3)
-------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+ ++
-------------------------------------------------------------------------------------------------------
Net assets applicable to
   common shares, end of
   period (000's omitted)             $100,842          $102,664        $94,049           $82,333
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Net expenses(5)                        1.88%(6)          1.83%          1.99%             1.66%(6)
   Net expenses after
      custodian fee
      reduction(5)                        1.86%(6)          1.76%          1.92%             1.60%(6)
   Net investment income(5)               7.62%(6)          7.32%          8.43%             6.83%(6)
Portfolio Turnover                           5%               47%            29%              146%
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Expenses(5)                                                                               1.85%(6)
   Expenses after custodian
      fee reduction(5)                                                                       1.79%(6)
   Net investment income(5)                                                                  6.64%(6)
   Net investment income per
      share                                                                               $ 0.752
-------------------------------------------------------------------------------------------------------
++ The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of
   average total net assets):
   Net expenses                           1.18%(6)          1.15%          1.17%             1.06%(6)
   Net expenses after
      custodian fee reduction             1.17%(6)          1.11%          1.13%             1.02%(6)
   Net investment income                  4.79%(6)          4.62%          4.97%             4.37%(6)
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average total net assets):
   Expenses                                                                                  1.18%(6)
   Expenses after custodian
      fee reduction                                                                          1.14%(6)
   Net investment income                                                                     4.25%(6)
-------------------------------------------------------------------------------------------------------
Senior Securities:
   Total preferred shares
      outstanding                        2,360             2,360          2,360             2,360
   Asset coverage per
      preferred share(7)              $ 67,730          $ 68,507        $64,862           $59,892
   Involuntary liquidation
      preference per preferred
      share(8)                        $ 25,000          $ 25,000        $25,000           $25,000
   Approximate market value
      per preferred share(8)          $ 25,000          $ 25,000        $25,000           $25,000
-------------------------------------------------------------------------------------------------------

 (1) The Trust has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended May 31, 2002 was to increase net investment income per share by $0.006, increase net realized and unrealized losses per share by $0.006, increase the ratio of net investment income to average net assets applicable to common shares from 7.54% to 7.62% and increase the ratio of net investment income to average total net assets from 4.74% to 4.79%. Per share data and ratios for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Computed using average common shares outstanding.
 (3) For the period from the start of business, January 29, 1999, to November 30, 1999.
 (4) Total return is calculated assuming a purchase at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (5) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Trust's leveraged capital structure.
 (6)  Annualized.
 (7) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.
 (8)  Plus accumulated and unpaid dividends.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                              FLORIDA TRUST
                                  ---------------------------------------------------------------------
                                  SIX MONTHS ENDED                 YEAR ENDED NOVEMBER 30,
                                  MAY 31, 2002         ------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001(2)        2000(2)          1999(2)(3)
-------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period (Common shares)           $14.340           $13.070        $11.770           $15.000
-------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.546           $ 1.056        $ 1.028           $ 0.779
Net realized and unrealized
   gain (loss)                          (0.110)            1.162          1.318            (3.180)
Distributions to preferred
   shareholders                         (0.060)           (0.243)        (0.338)           (0.200)
-------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.376           $ 1.975        $ 2.008           $(2.601)
-------------------------------------------------------------------------------------------------------

Less distributions to common shareholders
-------------------------------------------------------------------------------------------------------
From net investment income             $(0.466)          $(0.705)       $(0.708)          $(0.502)
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON
   SHAREHOLDERS                        $(0.466)          $(0.705)       $(0.708)          $(0.502)
-------------------------------------------------------------------------------------------------------

PREFERRED AND COMMON SHARES
   OFFERING COSTS CHARGED TO
   PAID-IN CAPITAL                     $    --           $    --        $    --           $(0.042)
-------------------------------------------------------------------------------------------------------

PREFERRED SHARES UNDERWRITING
   DISCOUNTS                           $    --           $    --        $    --           $(0.085)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD (COMMON SHARES)              $14.250           $14.340        $13.070           $11.770
-------------------------------------------------------------------------------------------------------

MARKET VALUE -- END OF PERIOD
   (COMMON SHARES)                     $13.980           $13.380        $10.500           $10.438
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                           8.13%            34.91%          7.20%           (27.62)%
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                              FLORIDA TRUST
                                  ---------------------------------------------------------------------
                                  SIX MONTHS ENDED                 YEAR ENDED NOVEMBER 30,
                                  MAY 31, 2002         ------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001(2)        2000(2)          1999(2)(3)
-------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+ ++
-------------------------------------------------------------------------------------------------------
Net assets applicable to
   common shares, end of
   period (000's omitted)              $60,278           $60,646        $55,296           $49,715
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Net expenses(5)                        1.95%(6)          1.90%          1.99%             1.74%(6)
   Net expenses after
      custodian fee
      reduction(5)                        1.92%(6)          1.82%          1.91%             1.68%(6)
   Net investment income(5)               7.77%(6)          7.46%          8.59%             6.89%(6)
Portfolio Turnover                           5%               24%            20%              101%
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Expenses(5)                                                             2.07%             1.88%(6)
   Expenses after custodian
      fee reduction(5)                                                     1.99%             1.82%(6)
   Net investment income(5)                                                8.51%             6.75%(6)
   Net investment income per
      share                                                             $ 1.018           $ 0.763
-------------------------------------------------------------------------------------------------------
++ The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of
   average total net assets):
   Net expenses                           1.22%(6)          1.19%          1.16%             1.11%(6)
   Net expenses after
      custodian fee reduction             1.20%(6)          1.14%          1.12%             1.07%(6)
   Net investment income                  4.87%(6)          4.68%          5.05%             4.39%(6)
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average total net assets):
   Expenses                                                                1.20%             1.20%(6)
   Expenses after custodian
      fee reduction                                                        1.16%             1.16%(6)
   Net investment income                                                   5.01%             4.30%(6)
-------------------------------------------------------------------------------------------------------
Senior Securities:
   Total preferred shares
      outstanding                        1,420             1,420          1,420             1,420
   Asset coverage per
      preferred share(7)               $67,452           $67,695        $63,944           $60,023
   Involuntary liquidation
      preference per preferred
      share(8)                         $25,000           $25,000        $25,000           $25,000
   Approximate market value
      per preferred share(8)           $25,000           $25,000        $25,000           $25,000
-------------------------------------------------------------------------------------------------------

 (1) The Trust has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended May 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001, increase the ratio of net investment income to average net assets applicable to common shares from 7.75% to 7.77%, and increase the ratio of net investment income to average total net assets from 4.86% to 4.87%. Per share data and ratios for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Computed using average common shares outstanding.
 (3) For the period from the start of business, January 29, 1999, to November 30, 1999.
 (4) Total return is calculated assuming a purchase at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (5) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Trust's leveraged capital structure.
 (6)  Annualized.
 (7) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.
 (8)  Plus accumulated and unpaid dividends.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                           MASSACHUSETTS TRUST
                                  ---------------------------------------------------------------------
                                  SIX MONTHS ENDED                 YEAR ENDED NOVEMBER 30,
                                  MAY 31, 2002         ------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001(2)        2000(2)          1999(2)(3)
-------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period (Common shares)           $14.110           $12.530        $11.470           $ 15.000
-------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.526           $ 1.044        $ 1.008           $  0.779
Net realized and unrealized
   gain (loss)                          (0.288)            1.486          1.058             (3.479)
Distributions to preferred
   shareholders                         (0.056)           (0.227)        (0.286)            (0.192)
-------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.182           $ 2.303        $ 1.780           $ (2.892)
-------------------------------------------------------------------------------------------------------

Less distributions to common shareholders
-------------------------------------------------------------------------------------------------------
From net investment income             $(0.462)          $(0.723)       $(0.720)          $ (0.510)
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON
   SHAREHOLDERS                        $(0.462)          $(0.723)       $(0.720)          $ (0.510)
-------------------------------------------------------------------------------------------------------

PREFERRED AND COMMON SHARES
   OFFERING COSTS CHARGED TO
   PAID-IN CAPITAL                     $    --           $    --        $    --           $ (0.043)
-------------------------------------------------------------------------------------------------------

PREFERRED SHARES UNDERWRITING
   DISCOUNTS                           $    --           $    --        $    --           $ (0.085)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD (COMMON SHARES)              $13.830           $14.110        $12.530           $ 11.470
-------------------------------------------------------------------------------------------------------

MARKET VALUE -- END OF PERIOD
   (COMMON SHARES)                     $14.700           $14.370        $10.813           $ 11.438
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                           5.69%            40.54%          0.69%            (20.68)%
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                           MASSACHUSETTS TRUST
                                  ---------------------------------------------------------------------
                                  SIX MONTHS ENDED                 YEAR ENDED NOVEMBER 30,
                                  MAY 31, 2002         ------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001(2)        2000(2)          1999(2)(3)
-------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+ ++
-------------------------------------------------------------------------------------------------------
Net assets applicable to
   common shares, end of
   period (000's omitted)              $36,177           $36,634        $32,501           $29,458
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Net expenses(5)                        2.05%(6)          1.97%          2.17%             1.98%(6)
   Net expenses after
      custodian fee
      reduction(5)                        2.01%(6)          1.88%          2.09%             1.91%(6)
   Net investment income(5)               7.69%(6)          7.60%          8.80%             6.93%(6)
Portfolio Turnover                           4%               13%            32%              111%
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Expenses(5)                                                                               2.01%(6)
   Expenses after custodian
      fee reduction(5)                                                                       1.94%(6)
   Net investment income(5)                                                                  6.90%(6)
   Net investment income per
      share                                                                               $ 0.776
-------------------------------------------------------------------------------------------------------
++ The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of
   average total net assets):
   Net expenses                           1.28%(6)          1.23%          1.26%             1.26%(6)
   Net expenses after
      custodian fee reduction             1.26%(6)          1.17%          1.21%             1.21%(6)
   Net investment income                  4.80%(6)          4.74%          5.10%             4.41%(6)
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average total net assets):
   Expenses                                                                                  1.28%(6)
   Expenses after custodian
      fee reduction                                                                          1.23%(6)
   Net investment income                                                                     4.39%(6)
-------------------------------------------------------------------------------------------------------
Senior Securities:
   Total preferred shares
      outstanding                          860               860            860               860
   Asset coverage per
      preferred share(7)               $67,070           $67,602        $62,797           $59,256
   Involuntary liquidation
      preference per preferred
      share(8)                         $25,000           $25,000        $25,000           $25,000
   Approximate market value
      per preferred share(8)           $25,000           $25,000        $25,000           $25,000
-------------------------------------------------------------------------------------------------------

 (1) The Trust has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended May 31, 2002 was to increase net investment income per share by $0.003, increase net realized and unrealized losses per share by $0.003, increase the ratio of net investment income to average net assets applicable to common shares from 7.65% to 7.69% and increase the ratio of net investment income to average total net assets from 4.78% to 4.80%. Per share data and ratios for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Computed using average common shares outstanding.
 (3) For the period from the start of business, January 29, 1999, to November 30, 1999.
 (4) Total return is calculated assuming a purchase at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (5) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Trust's leveraged capital structure.
 (6)  Annualized.
 (7) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.
 (8)  Plus accumulated and unpaid dividends.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                             MICHIGAN TRUST
                                  ---------------------------------------------------------------------
                                  SIX MONTHS ENDED                 YEAR ENDED NOVEMBER 30,
                                  MAY 31, 2002         ------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001(2)        2000(2)          1999(2)(3)
-------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period (Common shares)           $14.490           $13.060        $11.840           $15.000
-------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.533           $ 1.045        $ 0.996           $ 0.771
Net realized and unrealized
   gain (loss)                          (0.294)            1.317          1.250            (3.111)
Distributions to preferred
   shareholders                         (0.059)           (0.242)        (0.321)           (0.191)
-------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.180           $ 2.120        $ 1.925           $(2.531)
-------------------------------------------------------------------------------------------------------

Less distributions to common shareholders
-------------------------------------------------------------------------------------------------------
From net investment income             $(0.470)          $(0.690)       $(0.705)          $(0.500)
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON
   SHAREHOLDERS                        $(0.470)          $(0.690)       $(0.705)          $(0.500)
-------------------------------------------------------------------------------------------------------

PREFERRED AND COMMON SHARES
   OFFERING COSTS CHARGED TO
   PAID-IN CAPITAL                     $    --           $    --        $    --           $(0.044)
-------------------------------------------------------------------------------------------------------

PREFERRED SHARES UNDERWRITING
   DISCOUNTS                           $    --           $    --        $    --           $(0.085)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD (COMMON SHARES)              $14.200           $14.490        $13.060           $11.840
-------------------------------------------------------------------------------------------------------

MARKET VALUE -- END OF PERIOD
   (COMMON SHARES)                     $14.260           $13.000        $10.438           $10.875
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                          13.51%            31.69%          2.30%           (24.66)%
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                             MICHIGAN TRUST
                                  ---------------------------------------------------------------------
                                  SIX MONTHS ENDED                 YEAR ENDED NOVEMBER 30,
                                  MAY 31, 2002         ------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001(2)        2000(2)          1999(2)(3)
-------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+ ++
-------------------------------------------------------------------------------------------------------
Net assets applicable to
   common shares, end of
   period (000's omitted)              $29,623           $30,213        $27,233           $24,691
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Net expenses(5)                        2.12%(6)          1.99%          2.18%             1.78%(6)
   Net expenses after
      custodian fee
      reduction(5)                        2.11%(6)          1.90%          2.09%             1.71%(6)
   Net investment income(5)               7.56%(6)          7.36%          8.34%             6.77%(6)
Portfolio Turnover                           4%               33%            18%               90%
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Expenses(5)                                                             2.21%             2.06%(6)
   Expenses after custodian
      fee reduction(5)                                                     2.12%             1.99%(6)
   Net investment income(5)                                                8.31%             6.49%(6)
   Net investment income per
      share                                                             $ 0.992           $ 0.738
-------------------------------------------------------------------------------------------------------
++ The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of
   average total net assets):
   Net expenses                           1.34%(6)          1.25%          1.27%             1.14%(6)
   Net expenses after
      custodian fee reduction             1.33%(6)          1.19%          1.22%             1.09%(6)
   Net investment income                  4.74%(6)          4.63%          4.90%             4.33%(6)
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average total net assets):
   Expenses                                                                1.29%             1.32%(6)
   Expenses after custodian
      fee reduction                                                        1.24%             1.27%(6)
   Net investment income                                                   4.88%             4.15%(6)
-------------------------------------------------------------------------------------------------------
Senior Securities:
   Total preferred shares
      outstanding                          700               700            700               700
   Asset coverage per
      preferred share(7)               $67,321           $68,163        $63,906           $60,283
   Involuntary liquidation
      preference per preferred
      share(8)                         $25,000           $25,000        $25,000           $25,000
   Approximate market value
      per preferred share(8)           $25,000           $25,000        $25,000           $25,000
-------------------------------------------------------------------------------------------------------

 (1) The Trust has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended May 31, 2002 was to increase net investment income per share by $0.003, increase net realized and unrealized losses per share by $0.003, increase the ratio of net investment income to average net assets applicable to common shares from 7.52% to 7.56% and increase the ratio of net investment income to average total net assets from 4.72% to 4.74%. Per share data and ratios for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Computed using average common shares outstanding.
 (3) For the period from the start of business, January 29, 1999, to November 30, 1999.
 (4) Total return is calculated assuming a purchase at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (5) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Trust's leveraged capital structure.
 (6)  Annualized.
 (7) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.
 (8)  Plus accumulated and unpaid dividends.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                            NEW JERSEY TRUST
                                  ---------------------------------------------------------------------
                                  SIX MONTHS ENDED                 YEAR ENDED NOVEMBER 30,
                                  MAY 31, 2002         ------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001(2)        2000(2)          1999(2)(3)
-------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period (Common shares)           $13.880           $12.680        $11.720           $15.000
-------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.544           $ 1.057        $ 1.012           $ 0.778
Net realized and unrealized
   gain (loss)                           0.131             1.089          0.977            (3.235)
Distributions to preferred
   shareholders                         (0.057)           (0.234)        (0.324)           (0.195)
-------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.618           $ 1.912        $ 1.665           $(2.652)
-------------------------------------------------------------------------------------------------------

Less distributions to common shareholders
-------------------------------------------------------------------------------------------------------
From net investment income             $(0.478)          $(0.712)       $(0.705)          $(0.500)
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON
   SHAREHOLDERS                        $(0.478)          $(0.712)       $(0.705)          $(0.500)
-------------------------------------------------------------------------------------------------------

PREFERRED AND COMMON SHARES
   OFFERING COSTS CHARGED TO
   PAID-IN CAPITAL                     $    --           $    --        $    --           $(0.042)
-------------------------------------------------------------------------------------------------------

PREFERRED SHARES UNDERWRITING
   DISCOUNTS                           $    --           $    --        $    --           $(0.086)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD (COMMON SHARES)              $14.020           $13.880        $12.680           $11.720
-------------------------------------------------------------------------------------------------------

MARKET VALUE -- END OF PERIOD
   (COMMON SHARES)                     $14.450           $13.340        $10.750           $10.875
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                          12.16%            31.34%          5.28%           (24.64)%
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                            NEW JERSEY TRUST
                                  ---------------------------------------------------------------------
                                  SIX MONTHS ENDED                 YEAR ENDED NOVEMBER 30,
                                  MAY 31, 2002         ------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001(2)        2000(2)          1999(2)(3)
-------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+ ++
-------------------------------------------------------------------------------------------------------
Net assets applicable to
   common shares, end of
   period (000's omitted)              $63,212           $62,237        $56,883           $52,490
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Net expenses(5)                        1.94%(6)          1.95%          2.08%             1.67%(6)
   Net expenses after
      custodian fee
      reduction(5)                        1.93%(6)          1.90%          2.00%             1.61%(6)
   Net investment income(5)               7.93%(6)          7.64%          8.64%             6.83%(6)
Portfolio Turnover                          10%               35%            54%              114%
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Expenses(5)                                                                               1.85%(6)
   Expenses after custodian
      fee reduction(5)                                                                       1.79%(6)
   Net investment income(5)                                                                  6.65%(6)
   Net investment income per
      share                                                                               $ 0.757
-------------------------------------------------------------------------------------------------------
++ The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of
   average total net assets):
   Net expenses                           1.20%(6)          1.21%          1.21%             1.07%(6)
   Net expenses after
      custodian fee reduction             1.19%(6)          1.18%          1.16%             1.03%(6)
   Net investment income                  4.91%(6)          4.74%          5.01%             4.35%(6)
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average total net assets):
   Expenses                                                                                  1.18%(6)
   Expenses after custodian
      fee reduction                                                                          1.14%(6)
   Net investment income                                                                     4.24%(6)
-------------------------------------------------------------------------------------------------------
Senior Securities:
   Total preferred shares
      outstanding                        1,520             1,520          1,520             1,520
   Asset coverage per
      preferred share(7)               $66,587           $65,951        $62,434           $59,538
   Involuntary liquidation
      preference per preferred
      share(8)                         $25,000           $25,000        $25,000           $25,000
   Approximate market value
      per preferred share(8)           $25,000           $25,000        $25,000           $25,000
-------------------------------------------------------------------------------------------------------

 (1) The Trust has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended May 31, 2002 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains per share by $0.001, increase the ratio of net investment income to average net assets applicable to common shares from 7.91% to 7.93% and increase the ratio of net investment income to average total net assets from 4.90% to 4.91%. Per share data and ratios for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Computed using average common shares outstanding.
 (3) For the period from the start of business, January 29, 1999, to November 30, 1999.
 (4) Total return is calculated assuming a purchase at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an anualized basis.
 (5) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Trust's leveraged capital structure.
 (6)  Annualized.
 (7) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.
 (8)  Plus accumulated and unpaid dividends.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                             NEW YORK TRUST
                                  ---------------------------------------------------------------------
                                  SIX MONTHS ENDED                 YEAR ENDED NOVEMBER 30,
                                  MAY 31, 2002         ------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001(2)        2000(2)          1999(2)(3)
-------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period (Common shares)           $14.280           $13.020        $11.800           $15.000
-------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.550           $ 1.057        $ 1.002           $ 0.781
Net realized and unrealized
   gain (loss)                           0.067             1.150          1.239            (3.153)
Distributions to preferred
   shareholders                         (0.055)           (0.220)        (0.301)           (0.191)
-------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.562           $ 1.987        $ 1.940           $(2.563)
-------------------------------------------------------------------------------------------------------

Less distributions to common shareholders
-------------------------------------------------------------------------------------------------------
From net investment income             $(0.482)          $(0.727)       $(0.720)          $(0.510)
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON
   SHAREHOLDERS                        $(0.482)          $(0.727)       $(0.720)          $(0.510)
-------------------------------------------------------------------------------------------------------

PREFERRED AND COMMON SHARES
   OFFERING COSTS CHARGED TO
   PAID-IN CAPITAL                     $    --           $    --        $    --           $(0.041)
-------------------------------------------------------------------------------------------------------

PREFERRED SHARES UNDERWRITING
   DISCOUNTS                           $    --           $    --        $    --           $(0.086)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD (COMMON SHARES)              $14.360           $14.280        $13.020           $11.800
-------------------------------------------------------------------------------------------------------

MARKET VALUE -- END OF PERIOD
   (COMMON SHARES)                     $14.620           $14.050        $10.750           $10.813
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                           7.67%            38.30%          5.90%           (25.00)%
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                             NEW YORK TRUST
                                  ---------------------------------------------------------------------
                                  SIX MONTHS ENDED                 YEAR ENDED NOVEMBER 30,
                                  MAY 31, 2002         ------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001(2)        2000(2)          1999(2)(3)
-------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+ ++
-------------------------------------------------------------------------------------------------------
Net assets applicable to
   common shares, end of
   period (000's omitted)              $76,618           $75,658        $69,023           $62,327
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Net expenses(5)                        1.94%(6)          1.88%          2.03%             1.65%(6)
   Net expenses after
      custodian fee
      reduction(5)                        1.93%(6)          1.86%          1.95%             1.59%(6)
   Net investment income(5)               7.81%(6)          7.45%          8.33%             6.86%(6)
Portfolio Turnover                           1%               21%            36%              139%
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Expenses(5)                                                                               1.86%(6)
   Expenses after custodian
      fee reduction(5)                                                                       1.80%(6)
   Net investment income(5)                                                                  6.65%(6)
   Net investment income per
      share                                                                               $ 0.757
-------------------------------------------------------------------------------------------------------
++ The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of
   average total net assets):
   Net expenses                           1.22%(6)          1.19%          1.20%             1.05%(6)
   Net expenses after
      custodian fee reduction             1.21%(6)          1.17%          1.15%             1.01%(6)
   Net investment income                  4.90%(6)          4.68%          4.91%             4.38%(6)
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average total net assets):
   Expenses                                                                                  1.18%(6)
   Expenses after custodian
      fee reduction                                                                          1.14%(6)
   Net investment income                                                                     4.25%(6)
-------------------------------------------------------------------------------------------------------
Senior Securities:
   Total preferred shares
      outstanding                        1,780             1,780          1,780             1,780
   Asset coverage per
      preferred share(7)               $68,045           $67,506        $63,777           $60,026
   Involuntary liquidation
      preference per preferred
      share(8)                         $25,000           $25,000        $25,000           $25,000
   Approximate market value
      per preferred share(8)           $25,000           $25,000        $25,000           $25,000
-------------------------------------------------------------------------------------------------------

 (1) The Trust has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended May 31, 2002 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains per share by $0.001, increase the ratio of net investment income to average net assets applicable to common shares from 7.79% to 7.81% and increase the ratio of net investment income to average total net assets from 4.89% to 4.90%. Per share data and ratios for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Computed using average common shares outstanding.
 (3) For the period from the start of business, January 29, 1999, to November 30, 1999.
 (4) Total return is calculated assuming a purchase at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (5) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Trust's leveraged capital structure.
 (6)  Annualized.
 (7) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.
 (8)  Plus accumulated and unpaid dividends.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                               OHIO TRUST
                                  ---------------------------------------------------------------------
                                  SIX MONTHS ENDED                 YEAR ENDED NOVEMBER 30,
                                  MAY 31, 2002         ------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001(2)        2000(2)          1999(2)(3)
-------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period (Common shares)           $14.070           $12.820        $11.910           $15.000
-------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.549           $ 1.068        $ 1.028           $ 0.772
Net realized and unrealized
   gain (loss)                          (0.125)            1.134          0.930            (3.035)
Distributions to preferred
   shareholders                         (0.059)           (0.242)        (0.335)           (0.197)
-------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.365           $ 1.960        $ 1.623           $(2.460)
-------------------------------------------------------------------------------------------------------

Less distributions to common shareholders
-------------------------------------------------------------------------------------------------------
From net investment income             $(0.465)          $(0.710)       $(0.713)          $(0.502)
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON
   SHAREHOLDERS                        $(0.465)          $(0.710)       $(0.713)          $(0.502)
-------------------------------------------------------------------------------------------------------

PREFERRED AND COMMON SHARES
   OFFERING COSTS CHARGED TO
   PAID-IN CAPITAL                     $    --           $    --        $    --           $(0.043)
-------------------------------------------------------------------------------------------------------

PREFERRED SHARES UNDERWRITING
   DISCOUNTS                           $    --           $    --        $    --           $(0.085)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD (COMMON SHARES)              $13.970           $14.070        $12.820           $11.910
-------------------------------------------------------------------------------------------------------

MARKET VALUE -- END OF PERIOD
   (COMMON SHARES)                     $14.600           $13.620        $11.375           $11.250
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                          10.89%            26.39%          7.55%           (22.06)%
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                               OHIO TRUST
                                  ---------------------------------------------------------------------
                                  SIX MONTHS ENDED                 YEAR ENDED NOVEMBER 30,
                                  MAY 31, 2002         ------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001(2)        2000(2)          1999(2)(3)
-------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+ ++
-------------------------------------------------------------------------------------------------------
Net assets applicable to
   common shares, end of
   period (000's omitted)              $38,886           $39,072        $35,613           $33,049
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Net expenses(5)                        2.03%(6)          1.99%          2.08%             1.84%(6)
   Net expenses after
      custodian fee
      reduction(5)                        1.94%(6)          1.90%          2.01%             1.77%(6)
   Net investment income(5)               7.97%(6)          7.69%          8.56%             6.74%(6)
Portfolio Turnover                           5%               26%            26%              136%
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Expenses(5)                                                             2.16%             1.96%(6)
   Expenses after custodian
      fee reduction(5)                                                     2.09%             1.89%(6)
   Net investment income(5)                                                8.48%             6.62%(6)
   Net investment income per
      share                                                             $ 1.018           $ 0.758
-------------------------------------------------------------------------------------------------------
++ The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of
   average total net assets):
   Net expenses                           1.26%(6)          1.24%          1.22%             1.17%(6)
   Net expenses after
      custodian fee reduction             1.20%(6)          1.18%          1.18%             1.13%(6)
   Net investment income                  4.94%(6)          4.78%          5.02%             4.31%(6)
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average total net assets):
   Expenses                                                                1.26%             1.25%(6)
   Expenses after custodian
      fee reduction                                                        1.22%             1.21%(6)
   Net investment income                                                   4.98%             4.23%(6)
-------------------------------------------------------------------------------------------------------
Senior Securities:
   Total preferred shares
      outstanding                          940               940            940               940
   Asset coverage per
      preferred share(7)               $66,371           $66,569        $62,895           $60,158
   Involuntary liquidation
      preference per preferred
      share(8)                         $25,000           $25,000        $25,000           $25,000
   Approximate market value
      per preferred share(8)           $25,000           $25,000        $25,000           $25,000
-------------------------------------------------------------------------------------------------------

 (1) The Trust has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended May 31, 2002 was to increase net investment income per share by $0.002, increase net realized and unrealized losses per share by $0.002, increase the ratio of net investment income to average net assets applicable to common shares from 7.94% to 7.97% and increase the ratio of net investment income to average total net assets from 4.93% to 4.94%. Per share data and ratios for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Computed using average common shares outstanding.
 (3) For the period from the start of business, January 29, 1999, to November 30, 1999.
 (4) Total return is calculated assuming a purchase at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (5) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Trust's leveraged capital structure.
 (6)  Annualized.
 (7) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.
 (8)  Plus accumulated and unpaid dividends.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                           PENNSYLVANIA TRUST
                                  ---------------------------------------------------------------------
                                  SIX MONTHS ENDED                 YEAR ENDED NOVEMBER 30,
                                  MAY 31, 2002         ------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001(2)        2000(2)          1999(2)(3)
-------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period (Common shares)           $14.160           $12.960        $11.840           $15.000
-------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.525           $ 1.015        $ 1.013           $ 0.780
Net realized and unrealized
   gain (loss)                          (0.189)            1.107          1.147            (3.108)
Distributions to preferred
   shareholders                         (0.055)           (0.244)        (0.332)           (0.201)
-------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.281           $ 1.878        $ 1.828           $(2.529)
-------------------------------------------------------------------------------------------------------

Less distributions to common shareholders
-------------------------------------------------------------------------------------------------------
From net investment income             $(0.431)          $(0.678)       $(0.708)          $(0.502)
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON
   SHAREHOLDERS                        $(0.431)          $(0.678)       $(0.708)          $(0.502)
-------------------------------------------------------------------------------------------------------

PREFERRED AND COMMON SHARES
   OFFERING COSTS CHARGED TO
   PAID-IN CAPITAL                     $    --           $    --        $    --           $(0.043)
-------------------------------------------------------------------------------------------------------

PREFERRED SHARES UNDERWRITING
   DISCOUNTS                           $    --           $    --        $    --           $(0.086)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD (COMMON SHARES)              $14.010           $14.160        $12.960           $11.840
-------------------------------------------------------------------------------------------------------

MARKET VALUE -- END OF PERIOD
   (COMMON SHARES)                     $13.560           $12.750        $10.625           $10.750
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                           9.82%            26.88%          5.29%           (25.50)%
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                                           PENNSYLVANIA TRUST
                                  ---------------------------------------------------------------------
                                  SIX MONTHS ENDED                 YEAR ENDED NOVEMBER 30,
                                  MAY 31, 2002         ------------------------------------------------
                                  (UNAUDITED)(1)(2)      2001(2)        2000(2)          1999(2)(3)
-------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+ ++
-------------------------------------------------------------------------------------------------------
Net assets applicable to
   common shares, end of
   period (000's omitted)              $37,338           $37,723        $34,514           $31,543
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Net expenses(5)                        2.05%(6)          1.97%          1.95%             1.77%(6)
   Net expenses after
      custodian fee
      reduction(5)                        2.05%(6)          1.94%          1.86%             1.70%(6)
   Net investment income(5)               7.62%(6)          7.26%          8.46%             6.85%(6)
Portfolio Turnover                          12%               34%            19%               79%
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Expenses(5)                                                             2.14%             1.98%(6)
   Expenses after custodian
      fee reduction(5)                                                     2.05%             1.91%(6)
   Net investment income(5)                                                8.27%             6.64%(6)
   Net investment income per
      share                                                             $ 0.990           $ 0.756
-------------------------------------------------------------------------------------------------------
The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of
   average total net assets):
   Net expenses                           1.28%(6)          1.23%          1.14%             1.13%(6)
   Net expenses after
      custodian fee reduction             1.28%(6)          1.20%          1.09%             1.08%(6)
   Net investment income                  4.73%(6)          4.53%          4.96%             4.37%(6)
+  The expenses of the Trust may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average total net assets):
   Expenses                                                                1.25%             1.26%(6)
   Expenses after custodian
      fee reduction                                                        1.20%             1.21%(6)
   Net investment income                                                   4.85%             4.24%(6)
-------------------------------------------------------------------------------------------------------
Senior Securities:
   Total preferred shares
      outstanding                          900               900            900               900
   Asset coverage per
      preferred share(7)               $66,490           $66,920        $63,357           $60,050
   Involuntary liquidation
      preference per preferred
      share(8)                         $25,000           $25,000        $25,000           $25,000
   Approximate market value
      per preferred share(8)           $25,000           $25,000        $25,000           $25,000
-------------------------------------------------------------------------------------------------------

 (1) The Trust has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the six months ended May 31, 2002 was to increase net investment income per share by $0.003, increase net realized and unrealized losses per share by $0.003, increase the ratio of net investment income to average net assets applicable to common shares from 7.57% to 7.62%, and increase the ratio of net investment income to average total net assets from 4.70% to 4.73%. Per share data and ratios for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Computed using average common shares outstanding.
 (3) For the period from the start of business, January 29, 1999, to November 30, 1999.
 (4) Total return is calculated assuming a purchase at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (5) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Trust's leveraged capital structure.
 (6)  Annualized.
 (7) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.
 (8)  Plus accumulated and unpaid dividends.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance California Municipal Income Trust (California Trust), Eaton Vance Florida Municipal Income Trust (Florida Trust), Eaton Vance Massachusetts Municipal Income Trust (Massachusetts Trust), Eaton Vance Michigan Municipal Income Trust (Michigan Trust), Eaton Vance New Jersey Municipal Income Trust (New Jersey Trust), Eaton Vance New York Municipal Income Trust (New York Trust), Eaton Vance Ohio Municipal Income Trust (Ohio Trust), and Eaton Vance Pennsylvania Municipal Income Trust (Pennsylvania Trust), (individually referred to as the Trust or collectively the Trusts) are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Trusts were organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated December 10, 1998. Each Trust's investment objective is to achieve current income exempt from regular federal income taxes and taxes in its specified state. Each Trust seeks to achieve its objective by investing primarily in investment grade municipal obligations issued by its specified state.

   The following is a summary of significant accounting policies consistently followed by each Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Futures contracts listed on the commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates fair value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Investment Transactions -- Investment transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Trust instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

 C Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Effective December 1, 2001, the Trusts adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed-income securities using the interest method of amortization. Prior to December 1, 2001, the Trusts amortized premiums on fixed-income securities using the proportional method of amortization. The cumulative effect of this accounting change had no impact on the Trusts' net assets, but resulted in the following reclassification of the components of net assets as of November 30, 2001, based on securities held by the Trusts as of that date:

                                                                   DECREASE IN NET
                                              INCREASE IN COST OF    UNREALIZED
    TRUST                                         SECURITIES        APPRECIATION
    ------------------------------------------------------------------------------
    California                                     $113,889           $(113,889)
    Florida                                          17,605             (17,605)
    Massachusetts                                    27,145             (27,145)
    Michigan                                         21,238             (21,238)
    New Jersey                                       27,222             (27,222)
    New York                                         35,507             (35,507)
    Ohio                                             26,374             (26,374)
    Pennsylvania                                     24,577             (24,577)

   The effect of this change for the six months ended May 31, 2002 was to increase net investment income, increase (decrease) net realized gain (loss), and decrease net unrealized appreciation by the following amounts:

                                              NET INVESTMENT  NET REALIZED  NET UNREALIZED
    TRUST                                         INCOME      GAIN (LOSS)    APPRECIATION
    --------------------------------------------------------------------------------------
    California                                   $42,003        $(4,432)       $(37,571)
    Florida                                        4,455         (4,135)           (320)
    Massachusetts                                  6,555            (13)         (6,542)
    Michigan                                       5,284         (1,322)         (3,962)
    New Jersey                                     6,680         (1,940)         (4,740)
    New York                                       7,767            (46)         (7,721)
    Ohio                                           4,684         (4,632)            (52)
    Pennsylvania                                   9,466            (64)         (9,402)

   The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect these changes.

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

 D Federal Taxes -- Each Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable, if any, and tax-exempt income, including any net realized gain on investments. Therefore, no provision for federal income or excise tax is necessary. At November 30, 2001, the Trusts, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trusts of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryovers of each Trust are as follows:

    TRUST                                     AMOUNT      EXPIRES
    -----------------------------------------------------------------------
    California                                $6,335,695  November 30, 2007
                                               2,239,451  November 30, 2008
    Florida                                    2,089,704  November 30, 2007
                                               1,777,536  November 30, 2008
                                                 160,909  November 30, 2009
    Massachusetts                              1,625,192  November 30, 2007
                                               1,739,252  November 30, 2008
                                                  39,627  November 30, 2009
    Michigan                                   1,193,621  November 30, 2007
                                                 624,509  November 30, 2008
                                                 165,469  November 30, 2009
    New Jersey                                 4,426,695  November 30, 2007
                                               3,178,038  November 30, 2008
                                                 262,308  November 30, 2009
    New York                                   6,127,495  November 30, 2007
                                               1,920,646  November 30, 2008
                                                  70,059  November 30, 2009
    Ohio                                       2,126,380  November 30, 2007
                                                 643,577  November 30, 2008
                                                 850,745  November 30, 2009
    Pennsylvania                               1,594,189  November 30, 2007
                                                 807,118  November 30, 2008
                                                 844,973  November 30, 2009

   In addition, each Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income taxes when received by each Trust, as exempt-interest dividends.

 E Financial Futures Contracts -- Upon the entering of a financial futures contract, a Trust is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Trust (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Trust. A Trust's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, a Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 F Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by a Trust, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Trust will realize a loss in the amount of the cost of the option. When a Trust enters into a closing sale transaction, a Trust will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Trust exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

 G Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 H Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Trusts. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Trust maintains with IBT. All significant credit balances used to reduce the Trusts' custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 I Interim Financial Statements -- The interim financial statements relating to
   May 31, 2002 and for the six months then ended have not been audited by independent certified public accountants, but in the opinion of the Trusts' management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

2 Auction Preferred Shares (APS)
-------------------------------------------
   Each Trust issued Auction Preferred Shares on March 1, 1999 in a public offering. The underwriting discounts and other offering costs were recorded as a reduction of capital of the common shares of each Trust. Dividends on the APS, which accrue daily, are cumulative at a rate which was established at the offering of each Trust's APS and have been reset every seven days thereafter by an auction.

   Auction Preferred Shares issued and outstanding as of May 31, 2002 and annualized dividend rate ranges for the six months ended May 31, 2002 are as indicated below:

                                                 PREFERRED SHARES     ANNUALIZED DIVIDEND
    TRUST                                     ISSUED AND OUTSTANDING      RATE RANGES
    -------------------------------------------------------------------------------------
    California                                             2,360          1.13% - 1.80%
    Florida                                                1,420          1.25% - 1.80%
    Massachusetts                                            860          0.95% - 1.70%
    Michigan                                                 700          1.00% - 1.75%
    New Jersey                                             1,520          0.99% - 1.70%
    New York                                               1,780          0.85% - 1.85%
    Ohio                                                     940          0.72% - 1.70%
    Pennsylvania                                             900          0.78% - 1.70%

   The APS are redeemable at the option of each Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if any Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the Common Shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. Each Trust is required to maintain certain asset coverage with respect to the APS as defined in each Trust's By-Laws and the Investment Company Act of 1940. Each Trust pays an annual fee equivalent to 0.25% of the preferred shares liquidation value for the remarketing efforts associated with the preferred auction.

   In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, each Trust has reclassified its APS Shares outside of permanent equity in the net assets section of the statement of assets and liabilities. In addition, distributions to APS shareholders are now classified as a component of the "Net increase in net assets from operations" on the statement of operations and statement of changes in net assets, and as a component of the "Total income (loss) from operations" in the financial highlights. Prior year amounts presented have been restated to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of each Trust.

3 Distributions to Shareholders
-------------------------------------------
   Each Trust intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding Auction Preferred Shares. Distributions are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the Auction Preferred Shares is generally seven days. The applicable annualized dividend rate for the Auction Preferred Shares on May 31, 2002 was 1.55%, 1.50%, 1.45%, 1.50%, 1.50%, 1.50%, 1.55%, and 1.35%, for California Trust, Florida Trust, Massachusetts Trust, Michigan Trust, New Jersey Trust, New York Trust, Ohio Trust and Pennsylvania Trust, respectively. For the six months ended May 31, 2002, the amount of dividends each Trust paid to Auction Preferred shareholders and average annualized APS dividend rates for such period were as follows:

                                                                          AVERAGE APS
                                                DIVIDENDS PAID TO     ANNUALIZED DIVIDEND
    TRUST                                     PREFERRED SHAREHOLDERS         RATE
    -------------------------------------------------------------------------------------
    California                                       $410,648                   1.38%
    Florida                                           254,404                   1.44%
    Massachusetts                                     146,675                   1.38%
    Michigan                                          122,531                   1.40%
    New Jersey                                        257,897                   1.34%
    New York                                          293,146                   1.33%
    Ohio                                              162,658                   1.39%
    Pennsylvania                                      146,987                   1.31%

4 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee, computed at an annual rate of 0.70% of each Trust's average weekly gross assets, was earned by Eaton Vance Management
   (EVM) as

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

   compensation for investment advisory services rendered to each Trust. Except for Trustees of each Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to each Trust out of such investment adviser fee. For the six months ended May 31, 2002, the fee was equivalent to 0.70% of each Trust's average weekly gross assets and amounted to $556,297, $331,973, $199,781, $163,949, $348,546, $417,561,
   $217,484, and $207,153, for California Trust, Florida Trust, Massachusetts Trust, Michigan Trust, New Jersey Trust, New York Trust, Ohio Trust and Pennsylvania Trust, respectively. EVM also serves as the administrator of each Trust. An administration fee, computed at the annual rate of 0.20% of the average weekly gross assets of each Trust is paid to EVM for administering business affairs of each Trust. For the six months ended
   May 31, 2002, the administration fee amounted to $159,132, $94,850, $57,081, $46,842, $99,585, $119,303, $62,138, and $59,186, for California Trust,
   Florida Trust, Massachusetts Trust, Michigan Trust, New Jersey Trust, New York Trust, Ohio Trust and Pennsylvania Trust, respectively.

   Trustees of the Trusts that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended May 31, 2002, no significant amounts have been deferred.

   Certain officers and one Trustee of each Trust are officers of the above organization.
5 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities and short-term obligations for the six months ended May 31, 2002 were as follows:

    CALIFORNIA TRUST
    -----------------------------------------------------
    Purchases                                 $ 8,390,774
    Sales                                       8,502,119
    FLORIDA TRUST
    -----------------------------------------------------
    Purchases                                 $ 4,709,270
    Sales                                       4,468,762
    MASSACHUSETTS TRUST
    -----------------------------------------------------
    Purchases                                 $ 3,467,445
    Sales                                       2,466,372

    MICHIGAN TRUST
    -----------------------------------------------------
    Purchases                                 $ 1,815,557
    Sales                                       3,187,690

    NEW JERSEY TRUST
    -----------------------------------------------------
    Purchases                                 $10,774,459
    Sales                                      10,195,149

    NEW YORK TRUST
    -----------------------------------------------------
    Purchases                                 $ 2,193,585
    Sales                                       1,275,968

    OHIO TRUST
    -----------------------------------------------------
    Purchases                                 $ 3,018,398
    Sales                                       3,383,865

    PENNSYLVANIA TRUST
    -----------------------------------------------------
    Purchases                                 $ 7,094,254
    Sales                                       8,517,544

6 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned by each Trust at May 31, 2002, as computed for Federal income tax purposes, were as follows:

    CALIFORNIA TRUST
    ------------------------------------------------------
    AGGREGATE COST                            $154,580,453
    ------------------------------------------------------
    Gross unrealized appreciation             $  3,982,790
    Gross unrealized depreciation               (2,086,383)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  1,896,407
    ------------------------------------------------------

    FLORIDA TRUST
    ------------------------------------------------------
    AGGREGATE COST                            $ 94,130,193
    ------------------------------------------------------
    Gross unrealized appreciation             $  2,112,358
    Gross unrealized depreciation               (1,702,516)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $    409,842
    ------------------------------------------------------

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

    MASSACHUSETTS TRUST
    ------------------------------------------------------
    AGGREGATE COST                            $ 56,437,644
    ------------------------------------------------------
    Gross unrealized appreciation             $  1,879,011
    Gross unrealized depreciation               (1,092,944)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $    786,067
    ------------------------------------------------------

    MICHIGAN TRUST
    ------------------------------------------------------
    AGGREGATE COST                            $ 45,842,735
    ------------------------------------------------------
    Gross unrealized appreciation             $  1,181,030
    Gross unrealized depreciation                 (785,792)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $    395,238
    ------------------------------------------------------

    NEW JERSEY TRUST
    ------------------------------------------------------
    AGGREGATE COST                            $ 95,688,596
    ------------------------------------------------------
    Gross unrealized appreciation             $  4,421,089
    Gross unrealized depreciation                 (995,098)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  3,425,991
    ------------------------------------------------------

    NEW YORK TRUST
    ------------------------------------------------------
    AGGREGATE COST                            $114,442,039
    ------------------------------------------------------
    Gross unrealized appreciation             $  5,379,897
    Gross unrealized depreciation               (1,278,431)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  4,101,466
    ------------------------------------------------------

    OHIO TRUST
    ------------------------------------------------------
    AGGREGATE COST                            $ 60,662,082
    ------------------------------------------------------
    Gross unrealized appreciation             $  1,770,113
    Gross unrealized depreciation               (1,339,837)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $    430,276
    ------------------------------------------------------
    PENNSYLVANIA TRUST
    ------------------------------------------------------
    AGGREGATE COST                            $ 56,966,397
    ------------------------------------------------------
    Gross unrealized appreciation             $  1,375,303
    Gross unrealized depreciation                 (811,610)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $    563,693
    ------------------------------------------------------

7 Shares of Beneficial Interest
-------------------------------------------
   Each Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares. Transactions in common shares were as follows:

                                                       CALIFORNIA TRUST
                                              -----------------------------------
                                              SIX MONTHS ENDED
                                              MAY 31, 2002      YEAR ENDED
                                              (UNAUDITED)       NOVEMBER 30, 2001
    -----------------------------------------------------------------------------
    Shares issued pursuant to the Trust's
     dividend reinvestment plan                         44,002              6,639
    -----------------------------------------------------------------------------
    NET INCREASE                                        44,002              6,639
    -----------------------------------------------------------------------------

                                                         FLORIDA TRUST
                                              ------------------------------------
                                              SIX MONTHS ENDED
                                              MAY 31, 2002      YEAR ENDED
                                              (UNAUDITED)       NOVEMBER 30, 2001
    ------------------------------------------------------------------------------
    Shares issued pursuant to the Trust's
     dividend reinvestment plan                            926                 --
    ------------------------------------------------------------------------------
    NET INCREASE                                           926                 --
    ------------------------------------------------------------------------------

                                                      MASSACHUSETTS TRUST
                                              ------------------------------------
                                              SIX MONTHS ENDED
                                              MAY 31, 2002      YEAR ENDED
                                              (UNAUDITED)       NOVEMBER 30, 2001
    ------------------------------------------------------------------------------
    Shares issued pursuant to the Trust's
     dividend reinvestment plan                         18,645              2,587
    ------------------------------------------------------------------------------
    NET INCREASE                                        18,645              2,587
    ------------------------------------------------------------------------------

                                                         MICHIGAN TRUST
                                              ------------------------------------
                                              SIX MONTHS ENDED
                                              MAY 31, 2002      YEAR ENDED
                                              (UNAUDITED)       NOVEMBER 30, 2001
    ------------------------------------------------------------------------------
    Shares issued pursuant to the Trust's
     dividend reinvestment plan                          1,375                 --
    ------------------------------------------------------------------------------
    NET INCREASE                                         1,375                 --
    ------------------------------------------------------------------------------

                                                        NEW JERSEY TRUST
                                              ------------------------------------
                                              SIX MONTHS ENDED
                                              MAY 31, 2002      YEAR ENDED
                                              (UNAUDITED)       NOVEMBER 30, 2001
    ------------------------------------------------------------------------------
    Shares issued pursuant to the Trust's
     dividend reinvestment plan                         23,158                 --
    ------------------------------------------------------------------------------
    NET INCREASE                                        23,158                 --
    ------------------------------------------------------------------------------

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

                                                         NEW YORK TRUST
                                              ------------------------------------
                                              SIX MONTHS ENDED
                                              MAY 31, 2002      YEAR ENDED
                                              (UNAUDITED)       NOVEMBER 30, 2001
    ------------------------------------------------------------------------------
    Shares issued pursuant to the Trust's
     dividend reinvestment plan                         37,331                 --
    ------------------------------------------------------------------------------
    NET INCREASE                                        37,331                 --
    ------------------------------------------------------------------------------

                                                           OHIO TRUST
                                              ------------------------------------
                                              SIX MONTHS ENDED
                                              MAY 31, 2002      YEAR ENDED
                                              (UNAUDITED)       NOVEMBER 30, 2001
    ------------------------------------------------------------------------------
    Shares issued pursuant to the Trust's
     dividend reinvestment plan                          6,523                 --
    ------------------------------------------------------------------------------
    NET INCREASE                                         6,523                 --
    ------------------------------------------------------------------------------
                                                       PENNSYLVANIA TRUST
                                              ------------------------------------
                                              SIX MONTHS ENDED
                                              MAY 31, 2002      YEAR ENDED
                                              (UNAUDITED)       NOVEMBER 30, 2001
    ------------------------------------------------------------------------------
    Shares issued pursuant to the Trust's
     dividend reinvestment plan                          2,125                 --
    ------------------------------------------------------------------------------
    NET INCREASE                                         2,125                 --
    ------------------------------------------------------------------------------

8 Financial Instruments
-------------------------------------------
   Each Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments at May 31, 2002 is as follows:

                                              EXPIRATION                                  NET UNREALIZED
    TRUST                                        DATE          CONTRACTS        POSITION   DEPRECIATION
    ----------------------------------------------------------------------------------------------------
    Michigan                                      9/02    47 US Treasury Bond     Short      $(13,868)

   At May 31, 2002, the Trust had sufficient cash and/or securities to cover margin requirements on open future contracts.

9 Annual Meeting of Shareholders
-------------------------------------------
   Each Trust held its Annual Meeting of Shareholders on March 22, 2002. The following action was taken by the shareholders of each Trust:

   ITEM 1: The election of Norton H. Reamer, Lynn A. Stout and Jack L. Treynor as Trustees of the Trust for a three-year term expiring in 2005. Mr. Reamer was designated the Nominee to be elected solely by APS shareholders:

                                              NOMINEE FOR TRUSTEE  NOMINEE FOR TRUSTEE  NOMINEE FOR TRUSTEE
                                                ELECTED BY APS       ELECTED BY ALL       ELECTED BY ALL
                                                 SHAREHOLDERS         SHAREHOLDERS         SHAREHOLDERS
    TRUST                                      NORTON H. REAMER       LYNN A. STOUT       JACK L. TREYNOR
    -------------------------------------------------------------------------------------------------------
    California
       For                                              2,320             7,019,882            7,021,250
       Withheld                                             0                52,765               51,397
    Florida
       For                                              1,326             3,901,758            3,899,258
       Withheld                                             2                43,880               46,380
    Massachusetts
       For                                                847             2,370,793            2,366,809
       Withheld                                            13                13,231               17,215
    Michigan
       For                                                700             1,982,805            1,980,937
       Withheld                                             0                49,206               51,074
    New Jersey
       For                                              1,350             4,306,155            4,304,413
       Withheld                                            14                51,489               53,231
    New York
       For                                              1,609             5,169,185            5,168,570
       Withheld                                            41                41,891               42,506
    Ohio
       For                                                893             2,312,845            2,313,045
       Withheld                                            47                17,121               16,921
    Pennsylvania
       For                                                798             2,484,015            2,488,193
       Withheld                                           102                31,763               27,585

   Also serving as Trustees are Jessica M. Bibliowicz, Donald R. Dwight, Samuel
   L. Hayes and James B. Hawkes.

DIVIDEND REINVESTMENT PLAN

Each Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the same Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with each Trust's transfer agent, PFPC Inc., or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by each Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

                                                      ------------------------------------------------------
                                                      Please print exact name on account
                                                      ------------------------------------------------------
                                                      Shareholder signature                   Date
                                                      ------------------------------------------------------
                                                      Shareholder signature                   Date
                                                      Please sign exactly as your common shares are registered.
                                                      All persons whose names appear on the share certificate
                                                      must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

THIS AUTHORIZATION FORM, WHEN SIGNED, SHOULD BE MAILED TO THE FOLLOWING ADDRESS:

                                  Eaton Vance Municipal Income Trusts
                                  c/o PFPC Inc.
                                  P.O. Box 8030
                                  Boston, MA 02266-8030
                                  800-331-1710
--------------------------------------------------------------------------------

NUMBER OF EMPLOYEES
Each Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

NUMBER OF SHAREHOLDERS
As of May 31, 2002, our records indicate that there are 73, 51, 69, 38, 70, 63, 60 and 58 registered shareholders for California Trust, Florida Trust, Massachusetts Trust, Michigan Trust, New Jersey Trust, New York Trust, Ohio Trust and Pennsylvania Trust, respectively, and approximately 2,600, 1,800, 1,100, 1,000, 1,900, 2,300 1,400 and 1,300 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries for California Trust, Florida Trust, Massachusetts Trust, Michigan Trust, New Jersey Trust, New York Trust, Ohio Trust and Pennsylvania Trust, respectively.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about a Trust, please write or call:

                                  Eaton Vance Distributors, Inc.
                                  The Eaton Vance Building
                                  255 State Street
                                  Boston, MA 02109
                                  1-800-225-6265

AMERICAN STOCK EXCHANGE SYMBOLS

California Trust          CEV
Florida Trust             FEV
Massachusetts Trust       MMV
Michigan Trust            EMI
New Jersey Trust          EVJ
New York Trust            EVY
Ohio Trust                EVO
Pennsylvania Trust        EVP

EATON VANCE MUNICIPAL INCOME TRUSTS AS OF MAY 31, 2002

INVESTMENT MANAGEMENT

EATON VANCE MUNICIPAL INCOME TRUSTS

Officers

Thomas J. Fetter
President and Portfolio Manager
of New York and Ohio Municipal
Income Trusts

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President and Portfolio
Manager of Massachusetts and
New Jersey Municipal Income Trusts

Cynthia J. Clemson
Vice President and Portfolio
Manager of California, Florida and
Pennsylvania Municipal Income Trusts

William H. Ahern, Jr.
Vice President and Portfolio Manager
of Michigan Municipal Income Trust

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
President, Unicorn Corporation
Chairman, Hellman, Jordan Management Co., Inc.
Advisory Director of
Berkshire Capital Corporation

Lynn A. Stout
Professor of Law,
UCLA School of Law

Jack L. Treynor
Investment Adviser and Consultant

INVESTMENT ADVISER AND ADMINISTRATOR OF EATON VANCE MUNICIPAL INCOME TRUSTS EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
PFPC, INC.
Attn: Eaton Vance Municipal Income Trusts
P.O. Box 8030
Boston, MA 02266-8030
(800) 331-1710


                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT


                                 PRIVACY NOTICE


The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:



- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.



           For more information about Eaton Vance's privacy policies, call: 1-800-262-1122

EATON VANCE MUNICIPAL INCOME TRUSTS
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109



147-7/02                                                              CE-MUNISRC